UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

TTM TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

TTM Technologies

2024 Annual Meeting
Proxy Statement

May 8, 2024

Inspiring Innovation

2024 Annual Meeting and Proxy Statement May 8, 2024

Proxy Statement Summary

This summary highlights information generally contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting your shares. For more complete information regarding the Company’s 2023 performance, please review the Company’s Annual Report on Form 10-K for the fiscal year ended January 1, 2024, which we refer to in this proxy statement as the 2023 Form 10-K.

Annual Meeting Information

Date & Time	Location	Record Date
Wednesday, May 8, 2024	The URL address is:	Record holders as of
8:30 a.m. Pacific Time	https://web.lumiagm.com/208900745 Password: ttm2024	March 13, 2024 are entitled to Notice of, and to vote at, the Annual Meeting

Summary of Matters to be Voted Upon at the Annual Meeting

Proposal No.	Description of Proposals	Required Vote for Approval	TTM Board’s Recommendation
1	To elect Rex D. Geveden, Pamela B. Jackson and John G. Mayer to serve as class III directors For more information, see page 6	For each director, a plurality of the votes cast	FOR✓ Each Nominee
2	To approve an amendment of our certificate of incorporation to provide for the exculpation of officers For more information, see page 62	Majority of the outstanding shares entitled to vote on the proposal	FOR✓
3	To approve an amendment of our certificate of incorporation to provide that stockholders may remove any or all directors with or without cause For more information, see page 64	80% of the outstanding shares entitled to vote on the proposal	FOR✓
4	To approve an amendment of our certificate of incorporation to eliminate the requirement that certain amendments thereto be approved by at least 80% of the outstanding shares	80% of the outstanding shares entitled to vote on the proposal	FOR✓
For more information, see page 65
5	To approve amendments of our bylaws arising from the Special Board Resolution adopted by the Board of Directors	80% of shares entitled to vote on the proposal	FOR✓
For more information, see page 67

TTM TECHNOLOGIES, INC.	i

6

To approve amendments of our bylaws to provide (a) modifications to the advance notice requirements applicable to director nominations submitted by stockholders, (b) a majority approval standard for uncontested elections of directors, (c) that stockholders may remove directors with or without cause, and (d) miscellaneous amendments to our bylaws

		80% of shares entitled to vote on the proposal	FOR✓
For more information, see page 69
7	To approve an amendment of our bylaws to eliminate the requirement that certain amendments thereto be approved by at least 80% of the shares entitled to vote For more information, see page 72	80% of shares entitled to vote on the proposal	FOR✓
8	To approve on an advisory, non binding basis, the compensation of our named executive officers	Majority of shares present in person or represented by proxy and entitled to vote on the proposal	FOR✓
For more information, see page 74
9	To ratify the appointment of KPMG LLP as the independent registered public accounting firm	Majority of shares present in person or represented by proxy and entitled to vote on the proposal	FOR✓
For more information, see page 75

TTM TECHNOLOGIES, INC.	ii

About TTM

TTM Technologies, Inc. (“TTM”) is a leading global manufacturer of technology solutions, including mission systems, radio frequency (“RF”) components/RF microwave/microelectronic assemblies, quick-turn and technologically advanced printed circuit boards (“PCBs"). TTM stands for time-to-market, representing how TTM’s time-critical, one-stop manufacturing services enable customers to shorten the time required to develop new products and bring them to market. We strive to provide customers with market leading, differentiated solutions and an extraordinary customer experience. We are a leading competitor in the PCB industry, with significant market presence in each of our end market segments. TTM also designs and develops engineered systems, RF components and sub-assemblies using our own engineering talent and intellectual property.

TTM generated approximately $2.2B revenue in fiscal year 2023. We currently operate a total of 24 specialized manufacturing facilities in North America and Asia. TTM continues to focus on growing faster than the industry as a whole in those submarkets that are strategic to TTM’s business model. TTM has established a global, customer-focused organization within each business unit chartered to become experts in their markets, strengthen existing customer relationships and develop new customers in growing areas of each market.

TTM has operational and engineering teams that have helped deliver solid financial results and have established a focus on developing leading edge technology positions, integrated supply chain management and burgeoning best practice sharing which form the foundation for future margin improvement.

Our Vision

Inspire innovation as a global preeminent technology solutions company.

Our Mission

Provide customers with market leading, differentiated solutions and an extraordinary customer experience.

Our Strategy

TTM’s intention is to be opportunistic and to align with strategic customers in an industry projecting moderate growth and increasing competition. Our strategy is to provide value primarily through intense focus in four areas:

Investment	• Enhance TTM’s overall value proposition to our customers with disciplined investment in differentiated capabilities and business processes
Performance	• Lead our industry in customer experience, operational and engineering excellence and financial performance
Appeal	• Improve and communicate the elements that make TTM a desirable employer; attract, retain and develop outstanding talent
Values	• Integrity, Teamwork, Clear Communication, Performance Excellence

The foundation of TTM’s strategic vision is its corporate culture and our values which emphasize integrity, teamwork, clear communication, and performance excellence. We encourage our employees to always do the right thing and we demonstrate the importance we place on these values by, among other things, providing ethics training to our employees every year.

TTM TECHNOLOGIES, INC.	iii

TTM TECHNOLOGIES, INC.

200 East Sandpointe, Suite 400

Santa Ana, CA 92707

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 8, 2024

The 2024 annual meeting of stockholders of TTM Technologies, Inc. will be held at 8:30 a.m., Pacific Time, via video conference accessed through the URL address https://web.lumiagm.com/208900745:

1.
to elect three class III directors, consisting of Rex D. Geveden, Pamela B. Jackson and John G. Mayer, to serve a term expiring in 2027;
2.
to approve an amendment of our certificate of incorporation to provide for the exculpation of officers as permitted by Delaware law;
3.
to approve an amendment of our certificate of incorporation to provide that stockholders may remove any or all directors, with or without cause, as permitted by Delaware law;
4.
to approve an amendment of our certificate of incorporation to eliminate the requirement that certain amendments thereto be approved by at least 80% of the outstanding shares of all capital stock;
5.
to approve amendments of our bylaws arising from the Special Board Resolution adopted by the Board of Directors in February 2023
6.
to approve amendments of our bylaws to provide (a) modifications to the advance notice requirements applicable to director nominations submitted by stockholders, (b) a majority approval standard for uncontested elections of directors, (c) that stockholders may remove any or all directors, with or without cause, and (d) miscellaneous amendments to our bylaws;
7.
to approve an amendment of our bylaws to eliminate the requirement that certain amendments thereto be approved by at least 80% of the shares entitled to vote upon such amendment;
8.
to hold an advisory, non-binding vote, on the compensation of our named executive officers;
9.
to ratify the appointment of KPMG LLP as the independent registered public accounting firm for TTM Technologies, Inc. for the fiscal year ending December 30, 2024; and
10.
to consider any other matters that properly come before the meeting and any postponement or adjournment thereof.

We are pleased to take advantage of the Securities and Exchange Commission (the “SEC”) rule allowing companies to furnish proxy materials to their stockholders over the Internet. We believe that this e-proxy process expedites stockholders’ receipt of proxy materials, saves us the cost of printing and mailing these materials, and reduces the environmental impact of our annual meeting by conserving natural resources.

Stockholders of record as of the close of business on March 13, 2024 are entitled to notice of, and to vote at, the annual meeting and any postponement or adjournment thereof. Whether or not you expect to participate in our annual meeting, please vote your shares via the Internet by following the instructions in this proxy statement. If you received a paper copy of this proxy statement you may also vote by signing, dating, and returning the enclosed proxy card in the enclosed pre-addressed envelope. No postage is required if mailed in the United States.

By Order of the Board of Directors
Santa Ana, California
March [•], 2024	Daniel J. Weber, Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE STOCKHOLDER MEETING TO BE HELD ON MAY 8, 2024

The proxy statement and annual report to stockholders and the means to vote via the Internet are available at https://investors.ttm.com/news-events/annual-stockholders-meeting. Your Vote is Important — Please vote as promptly as possible by using the Internet or by signing, dating, and returning the proxy card if you received a paper copy of this proxy statement.

All stockholders are invited to attend the annual meeting. Stockholders who vote their proxy online or by executing a proxy card may nevertheless attend the meeting, revoke their proxy, and vote their shares at the meeting.

ABOUT THE MEETING	1
PROPOSAL ONE – ELECTION OF DIRECTORS	6
DIRECTOR COMPENSATION	22
Director Summary Compensation Table for Fiscal Year 2023	23
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	25
COMPENSATION DISCUSSION AND ANALYSIS	29
Compensation Overview – Alignment of Compensation and Performance	29
Executive Compensation Philosophy and Objectives	32
Role of the Human Capital and Compensation Committee	32
Compensation Structure	34
HUMAN CAPITAL AND COMPENSATION COMMITTEE REPORT	49
EXECUTIVE COMPENSATION	50
Fiscal Year 2023 Summary Compensation Table	50
GRANTS OF PLAN-BASED AWARDS	51
Fiscal Year 2023 Grants of Plan-Based Awards	51
Outstanding Equity Awards at Fiscal Year-End	52
Stock Vested In Fiscal Year 2023	53
2023 Nonqualified Deferred Compensation Table	53
Potential Payments Upon Change in Control or Termination	54
CEO Pay Ratio	56
Pay Versus Performance	57
EQUITY COMPENSATION PLAN INFORMATION	61
PROPOSAL TWO – APPROVAL OF an amendment of our certificate of incorporation to provide for the exculpation of officers as permitted by Delaware law	62
PROPOSAL THREE – APPROVAL OF AN AMENDMENT OF OUR CERTIFICATE OF INCORPORATION TO PROVIDE THAT STOCKHOLDERS MAY REMOVE ANY OR ALL DIRECTORS, WITH OR WITHOUT CAUSE, AS PERMITTED BY DELAWARE LAW	64
PROPOSAL FOUR – APPROVAL OF AN AMENDMENT OF OUR CERTIFICATE OF INCORPORATION TO ELIMINATE THE REQUIREMENT THAT CERTAIN AMENDMENTS MUST BE APPROVED BY AT LEAST 80% OF THE OUTSTANDING SHARES OF ALL CAPITAL STOCK	65
PROPOSAL FIVE – APPROVAL OF amendments of our bylaws arising from the Special Board Resolution adopted by the Board of Directors in February 2023	67
PROPOSAL SIX – APPROVAL OF amendmentS of our bylaws to provide modifications to the advance notice requirements applicable to director nominations submitted by stockholders, a majority approval standard for election of directors, that stockholders may remove any or all directors, with or without cause, and miscellaneous amendments to our bylaws	69
PROPOSAL SEVEN – APPROVAL OF AN AMENDMENT OF OUR BYLAWS TO ELIMINATE THE REQUIREMENT THAT CERTAIN AMENDMENTS THERETO BE APPROVED BY AT LEAST 80% OF THE SHARES ENTITLED TO VOTE UPON SUCH AMENDMENT	72
PROPOSAL EIGHT – ADVISORY APPROVAL OF NAMED EXECUTIVE OFFICER COMPENSATION	74
PROPOSAL NINE – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	75
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	76
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	78
ELECTRONIC AVAILABILITY OF PROXY STATEMENT AND 2023 ANNUAL REPORT	78
STOCKHOLDER PROPOSALS	78

TTM TECHNOLOGIES, INC.

2023 ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

This proxy statement contains information related to our annual meeting of stockholders to be held on Wednesday, May 8, 2024, beginning at 8:30 a.m., Pacific Time, via video conference, and at any adjournments or postponements of the meeting. The purpose of this proxy statement is to solicit proxies from the holders of our common stock for use at the meeting. On or about March [•], 2024, we began mailing a notice containing instructions on how to access this proxy statement and our annual report via the Internet, and we began mailing a full set of the proxy materials to stockholders who had previously requested delivery of the materials in paper form. For information on how to vote your shares, see the instructions included on the proxy card and under “How to Vote” below. This solicitation is being made by the Board of Directors of TTM Technologies, Inc.

General Information

ABOUT THE MEETING

Matters To Be Considered At The Meeting

The matters to be considered and voted upon at the meeting will be:

1.
Election of Directors. To elect three class III directors, consisting of Rex D. Geveden, Pamela B. Jackson and John G. Mayer to serve for a term expiring in 2027.
2.
Approval of an amendment of our certificate of incorporation to provide for the exculpation of officers as permitted by Delaware law.
3.
Approval of an amendment of our certificate of incorporation to provide that stockholders may remove any or all directors, with or without cause, as permitted by Delaware law.
4.
Approval of an amendment of our certificate of incorporation to eliminate the requirement that certain amendments thereto be approved by at least 80% of the outstanding shares of all capital stock.
5.
Approval of amendments of our bylaws arising from the Special Board Resolution adopted by the Board of Directors in February 2023.
6.
Approval of amendments of our bylaws to provide (a) modifications to the advance notice requirements applicable to director nominations submitted by stockholders, (b) a majority approval standard for uncontested elections of directors, (c) that stockholders may remove any or all directors, with or without cause, and (d) miscellaneous amendments to our bylaws.
7.
Approval of an amendment of our bylaws to eliminate the requirement that certain amendments thereto be approved by at least 80% of the shares entitled to vote upon such amendment.
8.
Approval of Named Executive Officer Compensation. To approve, on an advisory, non-binding basis, the compensation of our named executive officers.
9.
Ratification of Appointment of Independent Registered Public Accounting Firm. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 30, 2024.
10.
Other Business. To transact such other business as properly may come before the meeting or any adjournment or postponement thereof.

Voting Recommendations of The Board

TTM TECHNOLOGIES, INC.	1

Each of the recommendations of our Board of Directors is set forth together with the description of each item in this proxy statement. In summary, our Board of Directors recommends a vote (1) “FOR” the election of each of its three nominees for class III directors; (2) “FOR” approval of an amendment of our certificate of incorporation to provide for the exculpation of officers; (3) “FOR” approval of an amendment of our certificate of incorporation to provide that stockholders may remove any or all directors, with or without cause; (4) “FOR” approval of an amendment of our certificate of incorporation to eliminate the requirement that certain amendments thereto be approved by at least 80% of the outstanding shares; (5) “FOR” approval of amendments of our bylaws arising from the Special Board Resolution; (6) “FOR” approval of amendments of our bylaws to provide (a) modifications to the advance notice requirements applicable to director nominations submitted by stockholders, (b) a majority approval standard for uncontested elections of directors, (c) that stockholders may remove directors with or without cause, and (d) miscellaneous amendments to our bylaws; (7) “FOR” approval of an amendment of our bylaws to eliminate the requirement that certain amendments thereto be approved by at least 80% of the shares entitled to vote; (8) “FOR” approval on an advisory, non-binding basis, of the compensation of our named executive officers; and (9) “FOR” the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 30, 2024. If you sign and return your proxy card but do not specify how you want your shares voted, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of our Board of Directors.

Our Board of Directors does not know of any other matters that may be brought before the meeting nor does it foresee or have reason to believe that the proxy holders will have to vote for a substitute or alternate board nominee for director. In the event that any other matter should properly come before the meeting or any nominee for director is not available for election, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in accordance with their best judgment.

Who May Vote

Only stockholders of record at the close of business on March 13, 2024, the record date for the annual meeting, are entitled to receive notice of the meeting and to vote the shares of our common stock that they held on that date at the meeting, and any postponements or adjournments of the meeting. Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted upon at the annual meeting.

How To Vote

Stockholder of Record. If you are the stockholder of record (that is, the shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company), you may vote your proxy in one of two convenient ways:

Via the Internet: Go to www.voteproxy.com and follow the instructions. You will need the 11-digit control number that appears on your proxy card included with this proxy statement. This method of voting will be available starting April 1, 2024, and through 11:59 p.m., Eastern Time, on May 7, 2024.

By mail: If you wish to vote by traditional proxy card and did not receive one along with this proxy statement, you can receive a full set of materials at no charge through the Internet at https://investors.ttm.com/news-events/annual-stockholders-meeting, by telephone at (888) 776-9962, by sending an e-mail to help@equiniti.com (the subject line of your e-mail should contain the 11-digit control number that appears in the Notice Regarding the Availability of Proxy Materials you received) or go to https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials. If you vote by traditional proxy card, mark your selections on the proxy card, date the card, and sign your name exactly as it appears on the card, then mail it in the postage-paid envelope enclosed with the materials. You should mail the proxy card in plenty of time to allow delivery to our transfer agent prior to the meeting.

Street Name Shares. If your shares are held in an account at a bank, broker or other institution, you are the beneficial owner of shares held in “street name,” and the Notice is forwarded to you by that institution. The institution holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to instruct that institution on how to vote the shares held in

TTM TECHNOLOGIES, INC.	2

your account. You must instruct that institution in order for your shares to be voted, and that bank, broker or other institution is required to vote those shares in accordance with your instructions.

If you are a beneficial owner of shares held in street name and do not provide the institution that holds your shares with specific voting instructions, under the rules of the Financial Industry Regularity Authority, the institution that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If you do not provide your bank, broker or other nominee with instructions on how to vote your street name shares on a non-routine matter, the institution that holds your shares will inform the inspector of election that it does not have the authority to vote on that matter with respect to your shares. This is generally referred to as a “broker non-vote.”

How To Change Or Revoke Your Vote

You may change your vote at any time before the vote at the meeting. If you are a stockholder of record, you may revoke your proxy and change your vote at any time before the annual meeting by (i) submitting to our corporate secretary at our corporate offices a notice of revocation or a duly executed proxy bearing a later date (or by subsequently voting via the Internet) by the deadline noted above or (ii) virtually attending the annual meeting and voting online during the annual meeting. Participation in the meeting will not itself revoke a previously granted proxy.

If you hold your shares in street name, you may change your vote any time before the annual meeting by submitting new voting instructions to your bank, broker, or other holder of record by following the instructions they provided.

What To Do If You Received More Than One Notice

This means that your shares are registered differently and are held in more than one account. To ensure that all shares are voted, please either vote each account over the internet, or sign and return by mail all proxy cards. We encourage you to register all of your shares in the same name and address by contacting the Shareholder Services Department at our transfer agent, American Stock Transfer & Trust Company, at (800) 937-5449. If you hold your shares through an account with a bank or broker, you should contact your bank or broker and request consolidation of your accounts.

Meeting Admission

All stockholders as of the record date, or their duly appointed proxies, may attend the virtual meeting. Please note that if you hold shares in street name, you will need to have a copy of a brokerage statement to present to the operator reflecting your stock ownership as of the record date.

Meeting Quorum

The presence in person or by proxy at the meeting of the holders of a majority of all outstanding shares of common stock entitled to vote at the meeting on the record date will constitute a quorum, permitting the conduct of business at the meeting. As of the record date, [•] shares of our common stock were outstanding and entitled to vote at the meeting. Abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

If less than a majority of the outstanding shares of common stock entitled to vote are represented at the meeting, a majority of the shares present at the meeting may adjourn the meeting to another date, time, or place, and notice need not be given of the new date, time, or place if the new date, time, or place is announced at the meeting before an adjournment is taken.

Required Vote

Proposal One — Election of Directors. The three persons receiving the largest number of “for” votes of our common stock present in person or by proxy at the meeting and entitled to vote (a plurality) will be elected as directors. Stockholders do not have the right to cumulate their votes for directors.

TTM TECHNOLOGIES, INC.	3

Proposal Two — Approval of an amendment of our certificate of incorporation to provide for the exculpation of officers as permitted by Delaware law. The affirmative vote of a majority of the shares of our common stock outstanding as of the record date for the annual meeting and entitled to vote on the matter will be required for approval of Proposal Two.

Proposal Three – Approval of an amendment of our certificate of incorporation to provide that stockholders may remove any or all directors, with or without cause, as permitted by Delaware law. The affirmative vote of 80% of the shares of our common stock outstanding as of the record date for the annual meeting and entitled to vote on the matter will be required for approval of Proposal Three.

Proposal Four – Approval of amendment of our certificate of incorporation to eliminate the requirement that certain amendments thereto be approved by at least 80% of the outstanding shares of all capital stock. The affirmative vote of 80% of the shares of our common stock outstanding as of the record date for the annual meeting and entitled to vote on the matter will be required for approval of Proposal Four.

Proposal Five – Approval of amendments of our bylaws arising from the Special Board Resolution adopted by the Board of Directors in February 2023. The affirmative vote of 80% of the shares of our common stock entitled to vote on the matter will be required for approval of Proposal Five.

Proposal Six – Approval of amendments of our bylaws to provide (a) modifications to the advance notice requirements applicable to director nominations submitted by stockholders, (b) a majority approval standard for uncontested elections of directors, (c) that stockholders may remove any or all directors, with or without cause, and (d) miscellaneous amendments to our bylaws. The affirmative vote of 80% of the shares of our common stock entitled to vote on the matter will be required for approval of Proposal Six.

Proposal Seven – Approval of an amendment of our bylaws to eliminate the requirement that certain amendments thereto be approved by at least 80% of the shares entitled to vote upon such amendment. The affirmative vote of 80% of the shares of our common stock entitled to vote on the matter will be required for approval of Proposal Seven.

Proposal Eight — Advisory, Non-Binding Vote on Named Executive Officer Compensation. The affirmative vote of a majority of the shares of our common stock present in person or represented by proxy at the meeting and entitled to vote will be required for approval of the advisory, non-binding vote on the compensation of our named executive officers. Because this vote is advisory, it will not be binding upon our Board of Directors. However, the Human Capital and Compensation Committee and our Board of Directors will take into account the outcome of the vote when considering future executive compensation arrangements.

Proposal Nine — Ratification of the Appointment of Independent Registered Public Accounting Firm. The affirmative vote of a majority of the shares of our common stock present in person or represented by proxy at the meeting and entitled to vote will be required to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 30, 2024

Other Matters. For each other matter, the affirmative vote of a majority of the shares of our common stock present in person or represented by proxy at the meeting and entitled to vote on such matter will be required for approval.

Broker Non-Votes, Abstentions and Withhold of Authority

If you are a beneficial owner of shares held in "street name" and you do not provide your broker or other nominee with instructions on how to vote your street name shares, your broker or nominee will not be permitted to vote them on “non-routine” matters (and, therefore, there may be broker non-votes on such matters).

TTM TECHNOLOGIES, INC.	4

Proposal One, Two, Three, Four, Five, Six, Seven and Eight are considered non-routine matters under applicable rules. Please note that brokers may not vote your shares on these proposals in the absence of your specific instructions as to how to vote. We encourage you to provide instructions to your broker regarding the voting of your shares.

Broker non-votes will have no effect on the outcome of Proposals One and Eight. Broker non-votes will have the effect of votes against Proposals Two, Three, Four, Five, Six and Seven.

The ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 30, 2024 (Proposal Nine) is considered a routine matter under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with Proposal Nine.

Abstentions will have no effect on Proposal One. Abstentions will be treated as being present and entitled to vote on Proposals Two, Three, Four, Five, Six, Seven, Eight and Nine and therefore will have the effect of votes against such Proposals.

With respect to Proposal One (the election of directors), you may vote “FOR ALL NOMINEES,” “WITHHOLD AUTHORITY FOR ALL NOMINEES,” or “FOR ALL EXCEPT” one or more of the nominees (which will have the effect of withholding your vote for the designated nominees). Votes that are withheld will not be included in the vote tally for the election of directors (Proposal One) and will not affect the results of that vote.

Cost of Proxy Solicitation

We will bear the expense of soliciting proxies, including the expense of preparing, printing and mailing this proxy statement and the proxies we solicit. In addition to the use of mail, our employees may solicit proxies personally, by e-mail, facsimile, and by telephone. We do not intend to retain a proxy solicitor in connection with the annual meeting. Our employees will receive no compensation for soliciting proxies other than their regular salaries. We may request banks, brokers, and other custodians, nominees, and fiduciaries to forward copies of the proxy materials to the beneficial owners of our common stock and to request authority for the execution of proxies, and we may reimburse such persons for their expenses incurred in connection with these activities.

Our principal executive offices are located at 200 East Sandpointe, Suite 400, Santa Ana, California 92707, and our telephone number is (714) 327-3000. A list of stockholders entitled to vote at the annual meeting will be available at our offices for a period of 10 days prior to the meeting and at the meeting itself for examination by any stockholder.

TTM TECHNOLOGIES, INC.	5

PROPOSAL ONE – ELECTION OF DIRECTORS

Directors and Nominees

Our Board of Directors is currently comprised of nine directors. Our Board of Directors is divided into three classes with each class of directors serving for a three-year term or until successors of directors serving in that class have been elected and qualified. Each director elected at the 2024 annual meeting will serve for a term expiring at the 2027 annual meeting or until a successor has been duly elected and qualified. At this annual meeting, our stockholders will be asked to elect three class III directors.

Our Board of Directors has nominated Rex D. Geveden, Pamela B. Jackson and John G. Mayer as class III directors. Mr. Geveden, Ms. Jackson and Mr. Mayer currently serve as class III directors. Mr. Geveden, Ms. Jackson and Mr. Mayer will stand for re-election at the 2024 annual meeting.

Thomas T. Edman and Chantel E. Lenard serve as class I directors and their terms will expire at the annual meeting of stockholders in 2025. Kenton K. Alder, Julie S. England and Philip G. Franklin serve as class II directors and their terms will expire at the annual meeting of stockholders in 2026. In addition, pursuant to our Corporate Governance Guidelines, Dov S. Zakheim, who currently serves as a class I director, must submit his resignation and retire from our Board of Directors at the 2024 annual meeting. Because Dr. Zakheim will have attained the mandatory retirement age of 75, our Board of Directors may no longer defer and is obligated to accept his resignation. Our nominating and corporate governance committee is currently identifying and evaluating qualified individuals to be considered and ultimately recommended to the Board as the candidate to fill the vacancy that will be created by Dr. Zakheim's resignation and retirement from the Board.

As a natural mechanism to ensure continuity of our Board of Directors, to satisfy our obligations under the Special Board Resolution (the "SBR”) adopted by the Board and as required by the United States Defense Counterintelligence and Security Agency (the “DCSA”), TTM has continued the practice of providing for staggered elections of three classes of board members to serve three-year terms, such that our Board is comprised entirely of U.S. Citizens, and at least three such members maintain national security clearance or would be eligible to be cleared by the United States Government to receive classified information and maintain oversight of TTM’s classified operations. In addition, per the terms of the SBR, no foreign citizen is allowed to sit on TTM's Board in the future.

TTM is a significant supplier of electronic assemblies, radar and microelectronic systems and printed circuit boards that are eventually integrated into products purchased by the United States Department of Defense. As such, over 425 TTM employees and Board members are cleared by the United States Government to receive confidential or secret classified information. Because TTM has been identified by the government of the United States as a key supplier in the electronics eco-system, TTM has engaged DCSA for approval of facility security clearances at a number of its facilities. This clearance allows the DCSA to conduct audits and provide broad oversight to parts of TTM’s operation. As a condition of such clearance, and in connection with our engagement with the DCSA, in February of 2023, our Board of Directors adopted the SBR, replacing the Special Security Agreement (“SSA”) that the Company had entered into with the DCSA in 2010. The replacement of the SSA with the SBR was the result of the significantly reduced foreign ownership of TTM. As agreed between the Company and the DCSA, the Company plans to maintain much of the robust infrastructure developed during the adoption of and compliance with the SSA. The SBR Agreement with DCSA codifies the standing Government Security Committee of TTM’s Board of Directors, consisting of at least 3 Board members that hold a National Security Clearance. In addition, the SBR dictates that TTM will maintain its policies and procedures that have been established pursuant to the provisions of the SSA to mitigate risks to TTM’s operations that serve the national security of the United States, including the maintenance of its cybersecurity plan that meets the requirements of NIST 800-171. DCSA will continue to review TTM’s compliance with the terms of the SBR annually at each of TTM’s sites which operate under a U.S. Department of Defense security clearance.

Our Board of Directors has no reason to believe that any of its nominees standing for election will refuse or be unable to accept election. However, if any nominee is unable to accept election or if any other unforeseen

TTM TECHNOLOGIES, INC.	6

contingencies should arise, our Board of Directors may designate a substitute nominee. If our Board of Directors designates a substitute nominee, the persons named as proxies will vote for the substitute nominee designated by our Board of Directors.

Our Board of Directors recommends a vote “FOR” the nominees for Class III directors.

The following table, together with the accompanying text, sets forth certain information with respect to each of our directors and director nominees as of the date of this Proxy Statement:

Name	Age	Class	Proposed Position(s) to be Held After Meeting
Kenton K. Alder	74	II	Director
Thomas T. Edman	61	I	Chief Executive Officer, President and Director
Julie S. England	66	II	Director
Philip G. Franklin	72	II	Director
Rex D. Geveden	63	III	Chair of the Board
Pamela B. Jackson	71	III	Director
Chantel E. Lenard	54	I	Director
John G. Mayer	73	III	Director
Dov S. Zakheim	75	I	Director

Kenton K. Alder has served as a director since March 1999. Mr. Alder also served as our President from March 1999 to January 2013 and as our Chief Executive Officer from our founding in 1998 through December 2013. Mr. Alder served on a part-time basis as a consultant and advisor to Mr. Edman for one year commencing on January 1, 2014 and provided counsel on strategy, attended certain meetings, and was involved in special projects. From January 1997 to July 1998, Mr. Alder served as Vice President of Tyco Printed Circuit Group, Inc., a PCB manufacturer. Prior to that time, Mr. Alder served as President and Chief Executive Officer of ElectroStar, Inc., previously a publicly held PCB manufacturing company, from December 1994 to December 1996. From January 1987 to November 1994, Mr. Alder served as President of Lundahl Astro Circuits Inc., a predecessor company to ElectroStar, Inc. In addition, Mr. Alder is a member of the Board of Directors of Campbell Scientific, Inc., and is Chairman of the Compensation Committee. Mr. Alder serves on the Utah State University Board of Trustees and a member of the Executive Committee for the Utah State University Board of Trustees. Mr. Alder also serves as a member of the audit and risk committee and chairman of the Statewide Mission and Campus and Oversight Committee for the Utah State University Board of Trustees. Mr. Alder also serves on the board of Blendtec, Inc. and Honeyville, Inc. Mr. Alder holds a Bachelor of Science degree in finance and a Bachelor of Science degree in accounting from Utah State University.

Our Board of Directors has determined that Mr. Alder is an independent director. Our Board of Directors believes that Mr. Alder's past experience as our Chief Executive Officer enables him to provide the board with insight based on his extensive knowledge about the Company and because of his significant operational expertise.

Thomas T. Edman has served as a director of our Company since September 2004, as President of our Company since January 2013, and as our Chief Executive Officer since January 2014. From early 2011 to December 2012, Mr. Edman served as Group Vice President and General Manager of the AKT Display Business Group, which is a division of Applied Materials Inc., a publicly held provider of nanomanufacturing technology solutions. From 2006 to 2011, Mr. Edman served as Corporate Vice President of Corporate Business Development of Applied Materials, Inc. Prior to that, Mr. Edman served as President and Chief Executive Officer of Applied Films Corporation from May 1998 until Applied Materials, Inc., acquired Applied Films Corporation in July 2006. From June 1996 until May 1998, Mr. Edman served as Chief Operating Officer and Executive Vice President of Applied Films Corporation. From 1993 until joining Applied Films, Mr. Edman served as General Manager of the High Performance Materials Division of Marubeni Specialty Chemicals, Inc., a subsidiary of a major Japanese trading corporation. Since June 2015, Mr. Edman has served on the Board of Ultra Clean

TTM TECHNOLOGIES, INC.	7

Holdings, Inc. (NASDAQ: UCTT), and is presently Chairman of the Compensation Committee and a member of the Audit Committee. Since March 2016, Mr. Edman has served on the Board of the IPC, an electronic industries association and is currently serving on its executive committee as Vice Chairman. Mr. Edman holds a Bachelor of Arts degree in East Asian Studies (Japan) from Yale University and a Master of Business Administration degree from The Wharton School at the University of Pennsylvania.

Mr. Edman is an employee director. Mr. Edman was previously nominated to the Board of Directors because of his proven business acumen and experience in the technology industry, having served in numerous senior executive roles with sizeable technology companies, including as the Chief Executive Officer of a public company. Mr. Edman also has extensive experience in Asia and with compensation-related matters, which have proven valuable to our Board of Directors.

Julie S. England has served as a director of our Company since October 2016. Ms. England is presently retired. Prior to her retirement in 2009, she served in various capacities with Texas Instruments Inc., most recently as Vice President and General Manager of the Radio Frequency Identification (“RFID”) division. She also served as Vice President of its microprocessor division from 1998 to 2004 and as Vice President of Quality for the Semiconductor Group from 1994 to 1998. Earlier, she held various engineering, manufacturing, quality, and business management positions. Ms. England is an experienced independent corporate director serving on both private and public company boards in the USA and Europe. Ms. England has served as a director of Smartrac Technology Group, N.V. from 2014 until May 2018. From 2010 until its acquisition by CCL Industries in May 2016, she served as a director of Checkpoint Systems, Inc., and chaired its Governance Committee. Ms. England served as a director of the Federal Reserve Bank of Dallas from 1997 to 2003 and as a director of Intelleflex Corporation from 2010 to 2013. Ms. England served on the Board of Trustees of the Georgia O’Keeffe Museum until July 2017, and served on the North Texas Chapter of the National Association of Corporate Directors (“NACD”). Ms. England served on the board of directors of McMillen Jacobs Associates from June 2021 until June 2022. Ms. England joined the board of directors of the Electricity Council of Texas (“ERCOT”) in January 2022. She has served on trade associations in the electronics industry including the American Electronics Association and AIM Global. Ms. England holds a Bachelor of Science degree in chemical engineering and graduate studies in business from Texas Tech University complemented with executive education at Harvard University and Stanford University. She earned a Bachelor of Fine Arts degree in studio art in 2018 from Southern Methodist University in Dallas, TX.

Our Board of Directors has determined that Ms. England is an independent director. Our Board of Directors believes that Ms. England's extensive background in the technology industry and her experience serving on the boards of both private and public companies in the United States and Europe provides the Company with insight as she serves on our board. As a result of Ms. England’s significant involvement in director professionalism education, Ms. England has been designated a NACD Governance Fellow by the National Association of Corporate Directors.

Philip G. Franklin has served as a director of our Company since November 2010. Mr. Franklin is presently retired. From 1998-2016, Mr. Franklin served in various capacities with Littelfuse, Inc. (NASDAQ: LFUS), a designer, manufacturer, and seller of circuit protection devices for use in electronics, automotive and electrical markets, most recently as Executive Vice President and Chief Financial Officer. Prior to joining Littelfuse, Inc., Mr. Franklin was Vice President and Chief Financial Officer for OmniQuip International, a construction equipment manufacturer, which he helped take public. Prior to that, Mr. Franklin served as Chief Financial Officer of Monarch Marking Systems and Hill Refrigeration. Mr. Franklin is a Trustee of XFLT, a below-investment-grade credit fund, where he chairs the Nominating and Governance Committee. Mr. Franklin is also on the board of the Scholarship Foundation of Santa Barbara where he serves on the Executive Committee and the Investment Committee. From 2014 to 2021, Mr. Franklin served as a director of Tribune Publishing where he chaired the Audit Committee and later served as non-executive Chairman of the Board. Mr. Franklin holds a bachelor’s degree in economics from Dartmouth College and a Master of Business Administration degree from the Amos Tuck School at Dartmouth College.

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Our Board of Directors has determined that Mr. Franklin is an independent director and an “audit committee financial expert” as described in applicable SEC rules. Our Board of Directors believes that Mr. Franklin's finance experience provides our Board with valuable financial and accounting expertise, including a deep understanding of accounting principles, financial reporting rules and regulations, and knowledge of audit procedures.

Rex D. Geveden has served as a director of our Company since May 2018. The Company appointed Mr. Geveden as Chair of our Board of Directors effective after the 2021 annual meeting of stockholders upon the retirement of Robert E. Klatell, our former Chair. Mr. Geveden has served as President and Chief Executive Officer since January 1, 2017, and served as Chief Operating Officer from October 2016 until December 2016 of BWX Technologies, Inc. (NYSE:BWXT), a nuclear industrial conglomerate headquartered in Lynchburg, VA. Previously, Mr. Geveden was Executive Vice President at Teledyne Technologies Incorporated, a provider of electronic subsystems and instrumentation for aerospace, defense and other uses. He led two of Teledyne’s four operating segments from 2013 through 2016, and concurrently served as President of Teledyne DALSA, Inc., a Teledyne subsidiary, since 2014. Mr. Geveden also served as President and Chief Executive Officer of Teledyne Scientific and Imaging, LLC from 2011 to 2013 and President of both Teledyne Brown Engineering, Inc. and Teledyne’s Engineered Systems Segment from 2007 to 2011. Mr. Geveden is a former Associate Administrator of the National Aeronautics and Space Administration (“NASA”), where he was responsible for all technical operations within the agency’s $16 billion portfolio and served in various other positions with NASA in a career spanning 17 years. Mr. Geveden holds both a bachelor’s and master’s degrees in physics from Murray State University.

Our Board of Directors has determined that Mr. Geveden is an independent director. Our Board of Directors believes that Mr. Geveden's extensive experience in the aerospace and defense industry as well as his proven track record as an outstanding leader qualify him to serve as the Chair of our Board of Directors.

Pamela B. Jackson has served as an independent director of our Company since her appointment to the Board of Directors in June 2021. She is a retired Vice President, Technology of Emerson Electric Company in St. Louis, Missouri. Ms. Jackson was with Emerson from April 2001 until October 2017 where her responsibilities included corporate oversight of technology development initiatives related to new and lean product development, portfolio and product life cycle management, and Emerson’s centers of excellence for software and human-centered design. She also served on the management boards for the Emerson Pune, India Innovation Center and the Emerson Xi’an, China Engineering Center. Over her career, Ms. Jackson led a breadth of global, technology intensive manufacturing businesses that included power supplies, energy systems, thin film hybrid integrated circuits, PCBs and other electronic components and assemblies. Before joining Emerson, Ms. Jackson worked at Lucent, AT&T and Western Electric for over twenty years where she held positions in research, engineering, operations, and marketing, eventually serving as Vice President and General Manager of several electronic component businesses including Lucent’s MicroPower division in Austin, Texas. Ms. Jackson received Bachelor and Master of Science degrees in chemistry and chemical engineering from the Massachusetts Institute of Technology. She holds an Executive Master of Business Administration degree from Boston University. She has served on several non-profit boards, including Ranken Technical College, in St Louis, Missouri where she chaired and currently serves on the Investment and Diversity Committees. Ms. Jackson is a member of Sigma Xi, Beta Gamma Sigma, the American Chemical Society, the American Institute of Chemical Engineers and is a Life Member of the Society of Women Engineers.

Our Board of Directors has determined that Ms. Jackson is an independent director. Our Board of Directors believes that Ms. Jackson's extensive experience and knowledge in the electronics, engineering and technology markets, where she has spent the vast majority of her exceptional career, qualify her to serve on our Board.

Chantel E. Lenard has served as a director of our Company since September 2018. Ms. Lenard presently serves as a Lecturer of Marketing in the Master of Business Administration program at the University of Michigan Ross School of Business. Ms. Lenard retired from Ford Motor Company (NYSE:F) in 2017, having served as the top marketing executive for Ford in both the U.S. and Asia. From 2013 to 2017, Ms. Lenard held the position of U.S. Chief Marketing Officer, leading the organization’s pricing, promotions, media, digital marketing, product

TTM TECHNOLOGIES, INC.	9

strategy, and consumer experience activities. From 2010 to 2013, Ms. Lenard was based in Shanghai, China, as Vice President of Marketing for Ford’s Asia Pacific and Africa operations, where she led the marketing activities for 11 countries across the region. In addition to her marketing roles, Ms. Lenard held a number of leadership positions in strategy, sales, finance, and purchasing during her 25 year career with Ford. Ms. Lenard currently serves as a director and member of the Audit and Compensation Committees of LSI Industries (NASDAQ: LYTS), and a director and member of the Audit and Compensation Committees of Charge Enterprises (NASDAQ: CRGE). From 2020 until its acquisition by LKQ Corporation in August 2023, she served as a director and member of the Human Resources and Compensation and Governance Committees of Uni-Select, Inc. (TSX: UNS). Ms. Lenard holds a bachelor’s degree in Industrial Engineering from Purdue University and a Master of Business Administration degree from Harvard University. In 2023, she completed the National Association of Corporate Directors’ CERT Certification in Cyber-Risk Oversight Program.

Our Board of Directors has determined that Ms. Lenard is an independent director. Our Board of Directors believes that Ms. Lenard's extensive background in the automobile industry and her lengthy and diverse experience in international marketing qualify her to serve on our Board.

John G. Mayer has served as a director of our Company since September 2000. Mr. Mayer is presently retired. From January 1997 to November 1999, Mr. Mayer served as Vice President of Tyco Printed Circuit Group, Inc., a PCB manufacturer. Mr. Mayer served as Chief Operating Officer of ElectroStar, Inc., previously a publicly held PCB manufacturing company, from December 1994 to December 1996. From April 1986 to November 1994, Mr. Mayer served as President of Electro-Etch Circuits, Inc., a predecessor company to ElectroStar, Inc. Mr. Mayer served on the board of trustees of the Cottonwood Gulch Foundation from 2008 to 2017. Mr. Mayer holds a Bachelor of Arts degree in history, the arts and letters from Yale University and a Juris Doctor from UCLA School of Law.

Our Board of Directors has determined that Mr. Mayer is an independent director. Our Board of Directors believes that Mr. Mayer's extensive experience in the PCB business and demonstrated depth of business experience in our company’s industry, particularly in technology and operations, qualifies him to serve on our Board.

Dov S. Zakheim has served as a director of our Company since July 2010. Dr. Zakheim is currently a Senior Fellow at CNA, a federally funded think tank, and a Senior Advisor at the Center for Strategic and International Studies. From May 2004 to July 2010, Dr. Zakheim served as Vice President and subsequently as Senior Vice President of Booz Allen Hamilton, a global strategy and technology consulting firm, where he was a leader in the firm’s global defense practice. From May 2001 to April 2004, Dr. Zakheim was Under Secretary of Defense (Comptroller) and Chief Financial Officer for the United States Department of Defense. From October 2002 to April 2004, Dr. Zakheim served as the United States Department of Defense’s coordinator of civilian programs in Afghanistan. Dr. Zakheim serves as the Chairman of the Board of Directors of Secure Federal Operations LLC (previously Sprint Federal Operations LLC). Dr. Zakheim previously served as a member of the Board of Directors of Standard Aero Corp. from 2008 until 2015, and was a member of their Audit Committee from 2012 to 2015. In addition, Dr. Zakheim has served as a member of ISO Group, Inc.’s Board of Directors from 2010 to 2014. Dr. Zakheim also served as a board member of Chemonics International and was a member of their Audit Committee from 2013 to 2019. Dr. Zakheim also serves as a board member of the American Jewish Committee, the Foreign Policy Research Institute, Center for the National Interest, U.S. Naval Academy Athletic Association, and the American University of Iraq/Sulaimani. Dr. Zakheim holds a Bachelor of Arts degree from Columbia College at Columbia University, was a General Course student at the London School of Economics, and holds a Doctor of Philosophy degree from St. Antony’s College at the University of Oxford.

Our Board of Directors has determined that Dr. Zakheim is an independent director and an “audit committee financial expert” as described in applicable SEC rules. Dr. Zakheim was previously nominated to the Board of Directors because of his substantial financial and accounting experience acquired in the course of acting as Chief Financial Officer for the U.S. Department of Defense, his expertise and leadership skills in global defense, and his national security qualifications. Pursuant to our Corporate Governance Guidelines, Dr. Zakheim will retire from the Board of Directors and his term of office will conclude at the 2024 annual meeting.

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There are no family relationships among any of our directors, director nominees, or executive officers.

Board Diversity Matrix*

The Company’s Board Diversity Matrix identifies each director’s self-identified diversity characteristics, as follows:

Board Diversity Matrix (As of March 1, 2024)
Total Number of Directors	9
	Female	Male
Gender
Directors	3	6
Number of Directors Who Identify in Any of the Categories Below:
African American or Black	1	0
Alaskan Native or Native American	0	0
Asian	0	0
Hispanic or Latinx	0	0
Native Hawaiian or Pacific Islander	0	0
White	2	6
Two or More Races or Ethnicities	0	0
LGBTQIA+	0	0

* As of March 1, 2024. There have been no changes to this information since the publication of the Board Diversity Matrix dated as of March 16, 2023, which is included in our definitive proxy statement for our 2023 annual meeting, as filed with the SEC on March 16, 2023.

Information Relating to Corporate Governance and the Board of Directors

Our Board of Directors has determined, after considering all the relevant facts and circumstances, that Messrs. Alder, Franklin, Geveden and Mayer, Mses. Jackson, England and Lenard, and Dr. Zakheim are independent directors, as “independence” is defined by the listing standards of the NASDAQ Stock Market (referred to as NASDAQ) and by the SEC. Accordingly, a majority of the members of our Board of Directors are independent. Mr. Edman is not considered to be an independent director as a result of his position as an executive officer of our Company.

Our bylaws authorize our Board of Directors to appoint its members to one or more committees, each consisting of one or more directors. Our Board of Directors has established four standing committees: an audit committee, a human capital and compensation committee, a nominating and corporate governance committee and a government security committee. Each of our committees, with the exception of the government security committee (of which Mr. Edman is a member), is comprised entirely of independent directors, as “independence” is defined by the listing standards of NASDAQ and by the SEC. The Chair of our Board of Directors offers to hold executive sessions following most board meetings at which the independent directors are able to meet without the presence or participation of management.

Our Board of Directors has adopted charters for the audit, compensation, and nominating and corporate governance committees describing the authority and responsibilities delegated to each committee by the Board of Directors. Our Board of Directors has also adopted Corporate Governance Guidelines, a Whistle Blower Policy, a Code of Business Conduct for all employees and a supplemental Code of Ethics for our Chief Executive Officer and senior financial officers.

We post on our website, at https://investors.ttm.com/corporate-governance, the charters of our audit, human capital and compensation, and nominating and corporate governance committees; our Corporate

TTM TECHNOLOGIES, INC.	11

Governance Guidelines; our Whistle Blower Policy; our Code of Conduct for all employees, our Code of Ethics for our Chief Executive Officer and senior financial officers, and any amendments or waivers thereto. These documents are also available in print to any stockholder requesting a copy in writing from our corporate secretary at 200 East Sandpointe, Suite 400, Santa Ana, California 92707.

Interested parties may communicate with our Board of Directors or specific members of our Board of Directors, including the members of our various board committees, by submitting a letter addressed to the Board of Directors of TTM Technologies, Inc., c/o any specified individual director or directors, at 200 East Sandpointe, Suite 400, Santa Ana, California 92707. We will forward any such letters to the indicated directors.

Environmental, Social & Governance (“ESG”) Overview

At TTM, we strive to provide customers with market leading, differentiated solutions and an extraordinary customer experience. In line with our mission and corporate values, we aim to operate all of our sites around the globe in a safe and responsible manner that respects the environment and protects the safety and health of our employees, our customers and our communities.

We are committed to conducting our business in an ethical manner in every culture and geography that we operate. Our corporate values emphasize integrity, clear communication, teamwork and performance excellence throughout our employee base. Our Board of Directors ultimately oversees our ESG compliance and initiatives through regular engagement with our senior management team. Our lasting commitment to Corporate Social Responsibility (“CSR”) goes beyond regulatory compliance and is an integral part of our corporate culture and our way of doing business. We are committed to making our workforce inclusive, our business sustainable and friendly to the environment and our stakeholders engaged by maintaining strong environmental, social and governance practices. The publication of the CSR Report in August of 2022 was another critical milestone on our important journey to be a responsible corporate citizen to the customers we serve and the communities where we preside. For more information regarding our CSR initiatives, please visit our website at https://www.ttm.com/en/about-ttm/who-we-are/sustainability to review our full report. We intend to publish an updated CSR Report in the first half of 2024. Some highlights contained in the CSR Report dated August of 2022 are included below.

TTM Sustainability

As a global organization, TTM recognizes our opportunity to positively impact the world around us by managing our operations in a sustainable manner. We believe that sustainable practices are essential to the long-term success of our business and that we have a responsibility to consider how our business interacts with society, impacts the environment, and can affect the global economy in line with our corporate values of teamwork, integrity, clear communication, and performance excellence. TTM expects our employees, suppliers, and business partners to use this Corporate Sustainability Policy as guiding principle in their respective roles.

TTM’s Leadership and employees are committed to:

Environmental:

•
Responsible sourcing and management of natural resources (including water usage) and raw materials
•
Conducting business in a way that minimizes negative environmental impact
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Responsible management of waste and prevention of pollution with a focus on recycling

Social:

•
Fostering a culture that promotes personal health and safety
•
Cultivating a culture that promotes transparency and clear communication
•
Embracing diversity, equity, and inclusion, both in the workplace and with customers, suppliers, and vendors

TTM TECHNOLOGIES, INC.	12

•
Promoting career growth through talent development, succession planning, on the job training, and education
•
Competitively compensating our employees commensurate with skills and experience in each market
•
Supporting and actively engaging with our local communities

Governance:

•
Upholding fair and ethical labor, governance, and finance practices
•
Ensuring ethical organizational governance through consistent and continuous training of our employee base
•
Creating strong cybersecurity policies that ensure protection and privacy of data for our customers employees, and other stakeholders
•
Promoting transparency, accountability, and engagement with our stockholders

Commitment to Values and Ethics. The foundation of TTM’s strategic vision is our corporate culture and its way of doing business with integrity, teamwork, clear communication, and performance excellence. We demonstrate the importance we place on these values through our goal setting and performance management process as well as providing ethics training to employees every year. Along with the TTM Values and our Leadership Principles, we discuss and act in accordance with, and provide annual training for, our Code of Conduct, which outlines our expectations and provides guidance for all employees. Our Code of Conduct includes topics such as anti-corruption, discrimination, harassment, privacy, appropriate use of company assets, protecting confidential information, and reporting Code of Conduct violations. Our Code of Conduct reinforces the importance of fostering an open, welcoming environment in which all employees have a voice and a confidential outlet to raise concerns regarding potential violations.

In addition, the Company maintains high standards for all employees worldwide which include reasonable work hours and time off, no child labor, no forced labor, equal opportunity employment, and a professional work environment that does not tolerate any form of harassment or discrimination. The Company and its employees strive to achieve and maintain a positive work environment. In addition, the Company emphasizes health and wellness programs targeted to educate employees on healthy lifestyles and promote fitness plans. We review employee turnover rates paying particular attention to new hires, supervisor and technical retention. We believe the emphasis we place on selecting and training new hires as well as and coaching supervisors positively impacts the work environment. Our leadership principles of results, communications, collaboration and career development are designed to improve the employee experience and strengthen working relationships. Through internal surveys, it is clear our employees value their relationships with their supervisors, career opportunities and the corporate culture.

Management Policies and Communication. How we manage and leverage our human capital is essential in executing our strategy. At TTM, a key differentiator is our culture, which has been shaped through considerable thought and energy. Our culture has served us well as we integrate acquired companies and optimize our organizational structures and teams to better serve our customers. The following elements underpin our culture:

•
Vision – Inspire innovation as a global preeminent technology solutions company.
•
Mission – Provide customers with market leading, differentiated solutions and an extraordinary customer experience.
•
The “TTM Values” that apply to all employees are: Integrity, Teamwork, Clear Communication and Performance Excellence.

TTM TECHNOLOGIES, INC.	13

•
Our people leaders are guided by our “Leadership Principles” which are: Results, Communications, Collaboration, and Career Development.
•
“One TTM” – embodies our collective “team” approach to solving problems, working together, robust collaboration, and proactive communication throughout the organization to better serve our customers.

Cybersecurity

In order to protect the data of our Company, business partners, U.S. national security, and defense-related items, TTM has invested in robust data security and privacy protections. TTM follows industry-standard recommendations for data security such as those outlined in the NIST SP 800-171 and evolving Cybersecurity Maturity Model Certification (CMMC) frameworks. TTM has developed detailed cybersecurity policies and procedures, including a data classification system to ensure the protection of critical data. In addition to periodic internal review, TTM also employs external auditors and cybersecurity testing firms to review our cybersecurity posture. The Board of Directors and the Board's Government Security Committee review cybersecurity risk with TTM's Senior Vice President of Information Technology on a regular basis and assesses the cybersecurity risks that TTM faces while providing oversight of TTM’s cybersecurity protective systems, policies and procedures. TTM maintains a CIRT, or Cybersecurity Incident Response Team, and conducts periodic tests with this team to maintain readiness and resiliency, while regularly reviewing its policies in the interest of protecting data security. The regular training of employees, at least annually, on the ever-present threat of cybersecurity helps maintain data security.

Corporate Governance

A key component of our success is a strong foundation of Corporate Governance practices and policies that promote transparency, accountability and engagement exemplified by our Board of Directors. We maintain our Corporate Governance Guidelines to provide direction to our Board of Directors and Senior Management on topics such as board member qualifications, the evaluation process for the CEO and board members and reporting conflicts of interest. In addition to these Guidelines and the strong governance practices that we employ that are described throughout this Proxy Statement, TTM also maintains a Code of Ethics for the CEO and Senior Financial Officers. Further, each committee of the Board of Directors has a charter. All of these documents are available on TTM’s website at https://investors.ttm.com/corporate-governance.

Meetings of the Board of Directors

Our Board of Directors held five meetings (regular and special) during 2023. All of our directors attended more than 75% of the aggregate of (i) the total number of meetings of the Board of Directors held during 2023, and (ii) the total number of meetings held by all committees of our Board of Directors on which such person served during 2023. We have adopted a policy encouraging each of our directors to attend each annual meeting of stockholders and, to the extent reasonably practicable, we regularly schedule a meeting of the Board of Directors on the same day as the annual meeting of stockholders. All of our directors attended the 2023 annual meeting of stockholders.

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Committees of the Board of Directors

As of the date of this Proxy Statement, the members and nominees of our Board of Directors and the committees of our Board of Directors on which they serve, are identified below:

Name	Audit Committee	Human Capital and Compensation Committee	Nominating and Corporate Governance Committee	Government Security Committee
Kenton K. Alder				Member
Thomas T. Edman				Member
Julie S. England			Chair	Member
Philip G. Franklin	Chair
Rex D. Geveden		Chair		Member
Pamela B. Jackson	Member	Member
Chantel E. Lenard		Member	Member
John G. Mayer	Member		Member
Dov S. Zakheim	Member			Chair

* Pursuant to our Corporate Governance Guidelines, Dr. Zakheim will retire from the Board of Directors and his term of office will conclude at the 2024 annual meeting.

Audit Committee. Our Audit Committee provides assistance to the Company’s Board of Directors in fulfilling its responsibility to stockholders, the investment community and governmental agencies that regulate the activities of the Company with respect to oversight of: (i) the integrity of the Company’s accounting and financial reporting process, financial statements and financial statement audits; (ii) the Company’s compliance with legal and regulatory requirements; (iii) the independent auditor’s qualifications, independence and performance; (iv) the performance of the Company’s internal audit function; and (v) the performance of the Company’s internal accounting controls, disclosure controls and procedures, and internal control over financial reporting. Our audit committee actively consults with our management and our independent registered public accounting firm regarding the preparation of financial statements and, as appropriate, initiates inquiries into aspects of our financial affairs. In addition, our audit committee has the responsibility to consider and recommend the appointment of, and to pre-approve services provided by, and fee arrangements with, our independent registered public accounting firm. The current members of our audit committee are Messrs. Franklin (chair) and Mayer, Ms. Jackson and Dr. Zakheim, each of whom is an independent director under NASDAQ listing standards as well as under SEC rules. The Board of Directors has determined that each of Mr. Franklin and Dr. Zakheim is “financially sophisticated” under NASDAQ rules and qualifies as an “audit committee financial expert” in accordance with applicable rules and regulations of the SEC. Our audit committee held four meetings during 2023.

Our audit committee has a written charter that delineates its responsibilities, a full copy of which is posted on our website at https://investors.ttm.com/corporate-governance.

Human Capital and Compensation Committee. Our human capital and compensation committee provides a general review of our employee compensation and benefit plans to ensure that they meet our corporate objectives. The human capital and compensation committee reviews and determines, or recommends to our Board of Directors, the compensation of our Chief Executive Officer and all other individuals designated by our Board of Directors as executive officers of our Company. In addition, our human capital and compensation committee reviews and approves our corporate goals and objectives relevant to the compensation for our Chief Executive Officer and other executive officers, including annual performance objectives, and evaluates the performance of our Chief Executive Officer and other executive officers in light of these goals and objectives. The human capital and compensation committee reviews and makes recommendations to our Board of

TTM TECHNOLOGIES, INC.	15

Directors with respect to compensation and “people” related matters, monitors talent and career development and retention of our employees and oversees the promotion of diversity and inclusion within the organization. In addition, the human capital and compensation committee approves our incentive compensation plans and equity-based plans, and activities relating to those plans. The human capital and compensation committee also establishes and periodically reviews policies in the area of perquisites for executive officers. The human capital and compensation committee may, from time to time, delegate any or all of its responsibilities to a subcommittee.

In discharging its responsibilities, our human capital and compensation committee is empowered to investigate any matter of concern that it deems appropriate and has the sole authority, without seeking approval from the entire Board of Directors, to retain outside consultants for this purpose, including the authority to approve any terms of retention. Additional information regarding the role of compensation consultants and executive officers in assisting our human capital and compensation committee in determining the amount or form of executive compensation may be found in “Compensation Discussion and Analysis” below. The current members of our human capital and compensation committee are Messrs. Geveden (chair), Ms. Jackson and Ms. Lenard, each of whom is an independent director under NASDAQ listing standards as well as under SEC rules. The human capital and compensation committee held five meetings during 2023.

Our human capital and compensation committee has a written charter that delineates its responsibilities, a full copy of which is posted on our website at https://investors.ttm.com/corporate-governance.

Our human capital and compensation committee retained Exequity as our compensation consultant for 2023 to provide an independent review of the Company’s board and executive compensation programs, including an analysis of the competitive market. Our human capital and compensation committee assessed the independence of Exequity pursuant to SEC and NASDAQ rules and concluded that Exequity is independent and that their work has not raised any conflict of interest. For further discussion of the work conducted by our compensation consultants, see “Compensation Discussion and Analysis – Role of the Human Capital and Compensation Committee.”

Nominating and Corporate Governance Committee. The nominating and corporate governance committee oversees the selection and composition of our Board of Directors and oversees the management continuity planning processes. It establishes, monitors, and recommends the purpose, structure, and operations of the various committees of our Board of Directors, the criteria and qualifications for membership of each board committee, and recommends whether rotations or term limits are appropriate for the chair or committee members of the various committees. In addition, the nominating and corporate governance committee recommends individuals to stand for election as directors and recommends directors to serve on each committee as a member or as chair of the committee. The nominating and corporate governance committee reviews director compensation and recommends changes in director compensation to our Board of Directors with the support of our compensation consultant. The nominating and corporate governance committee reviews and makes recommendations regarding our governing documents (including our certificate of incorporation and bylaws) and our environmental, social and corporate governance principles, policies and practices. The nominating and corporate governance committee is also responsible for considering policies relating to the meetings of our Board of Directors and considers questions of independence and possible conflicts of interest of members of our Board of Directors and executive officers. Finally, the nominating and corporate governance committee oversees the evaluation of our Board of Directors and management.

The nominating and corporate governance committee will consider persons recommended by stockholders for inclusion as nominees for election to our Board of Directors if the information required by our current bylaws is submitted in writing in a timely manner and addressed and delivered to our Company’s secretary at 200 East Sandpointe, Suite 400, Santa Ana, California 92707. Under our current bylaws, a stockholder who intends to recommend a nominee to our Board of Directors must provide (a) all information relating to the individual subject to the nomination that is required to be disclosed in opposition proxy statements for election of directors filed by stockholders, at their own expense, in a contested election, or as otherwise required under Regulation 14A under the Securities Exchange Act of 1934, as amended (referred to

TTM TECHNOLOGIES, INC.	16

as the Exchange Act), and (b) the individual’s written consent to being named in a proxy statement as a nominee and to serving as a director if elected. The stockholder making the nomination must also provide the information required by our current bylaws relating to such stockholder, including information pertaining to ownership of our capital stock, and must make certain representations relating to voting intent and delivery of proxies. The stockholder’s nominee must also deliver to our secretary a written questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made. The questionnaire is available from our secretary upon written request and upon the requesting person’s providing certain written representations required by our current bylaws.

The nominating and corporate governance committee identifies and evaluates nominees for our Board of Directors, including nominees recommended by stockholders, based on numerous factors it considers appropriate, some of which may include strength of character, mature judgment, career specialization, relevant technical skills, diversity, and the extent to which the nominee would fill a present need on our Board of Directors. The nominating and corporate governance committee evaluates nominees for director in the same manner, regardless of whether the nominee is recommended by a stockholder or other person or entity. At least annually, the nominating and corporate governance committee evaluates the skills and experience of its current members of the Board of Directors which help inform the Board of the attributes and experience it may seek in the potential selection of future members of the Board. The skills matrix used by the nominating and corporate governance committee is set forth below.

Board Qualifications Review. *
	Kenton K. Alder	Thomas T. Edman	Julie S. England	Philip G. Franklin	Rex D. Geveden	Chantel E. Lenard	John G. Mayer	Dov S. Zakheim	Pamela B. Jackson
Knowledge, Skills and Experience
Finance and Accounting	I	S	I	E	I	S	S	I	I
Capital Markets	I	I		I	I
Technology	I	S	E	S	E	I	E	I	E
IT/Cybersecurity		S	S		S		I	S	S
Electronics Manufacturing Ops	I	S	E	S	I		E		E
Asia Experience		E	S		S	E	S	E	I
HR/Org & People Dev.	I	I	S	S	S	I	S	I	S
Corporate Governance	S	I	I	I	I	I	I	I	S
M&A	I	E	I	E	E		S	S	I
Executive Comp.	I	E	S	I	E	S	S	I	S
Sales and Marketing	I	E	I			E	I		I
P&L Experience	I	I	I	I	E	I	I	I	E
Supply Chain Mgmt.	I	S	S	I	S	S	E		S
Government and Regulatory	S	S			E	S	S	E
Aerospace/Defense	I	S	I		E		S	E
Environmental Experience		S					I		S

TTM TECHNOLOGIES, INC.	17

Board Qualifications Review. *
	Kenton K. Alder	Thomas T. Edman	Julie S. England	Philip G. Franklin	Rex D. Geveden	Chantel E. Lenard	John G. Mayer	Dov S. Zakheim	Pamela B. Jackson
Demographics
Race/Ethnicity
African American									X
Asian/Pacific Islander
White/Caucasian	X	X	X	X	X	X	X	X
Hispanic/Latino
Native American
Language		Japanese	Some German	Some French		Some Mandarin French	French, Spanish	French, German, Hebrew	Some German
Citizenship	U.S.	U.S.	U.S.	U.S.	U.S.	U.S.	U.S.	U.S.	US
Gender
Male	X	X		X	X		X	X
Female			X			X			X
Board Tenure
Elected to the Board	March, 1999	September, 2004	October, 2016	November, 2010	May, 2018	September, 2018	September, 2000	July, 2010	June, 2021
S - Some experience = though not directly related to prior responsibilities, maintaining a general understanding due to prior experience
I – Intermediate experience = experience that is directly related to prior responsibilities, an advanced subject matter understanding due to prior responsibilities for such area or field
E – Expert experience = a subject matter expert

* Self-reported by each Director

In evaluating Director candidates, our nominating and corporate governance committee bears in mind that the foremost responsibility of a director is to represent the interests of our stockholders as a whole. Directors are expected to exemplify the highest standards of personal and professional integrity and to constructively challenge management through their active participation and questioning. In consideration of these expectations, the nominating and corporate governance committee seeks directors with established strong professional reputations and expertise in areas relevant to the strategy and operations of our business. The activities and associations of candidates are reviewed for any legal impediment, conflict of interest, or other consideration that might prevent service on our Board of Directors.

The charter of our nominating and corporate governance committee provides that the value of diversity on our Board of Directors should be considered, and the nominating and corporate governance committee includes diversity as one of its criteria for board composition. While we do not have a formal policy outlining the diversity standards to be considered when evaluating director candidates, our objective is to foster diversity of thought on our Board of Directors. To accomplish that objective, the nominating and corporate governance committee considers ethnic and gender diversity, as well as differences in perspective, orientation, professional experience, education, national security qualifications, skill and other qualities in the context of the needs of our Board of Directors. The nominating and corporate governance committee evaluates its effectiveness in achieving diversity on the Board of Directors through its annual review of board member composition, which includes an assessment of directors’ ethnicity, gender, and industry experience, prior to recommending nominees for election.

The current members of our nominating and corporate governance committee are Mses. England (chair) and Lenard and Mr. Mayer, each of whom is an independent director under NASDAQ listing standards as well as under SEC rules. The nominating and corporate governance committee held five meetings during 2023.

TTM TECHNOLOGIES, INC.	18

Our nominating and corporate governance committee has a written charter that delineates its responsibilities, a full copy of which is posted on our website at https://investors.ttm.com/corporate-governance.

Government Security Committee. As previously disclosed in our filings with the SEC, a portion of our business consists of manufacturing defense and defense-related items for various departments and agencies of the U.S. government, including the U.S. Department of Defense, which requires that we maintain facility security clearances under the National Industrial Security Program (“NISP”). The NISP requires that a corporation maintaining a facility security clearance take steps to mitigate foreign ownership, control, or influence (referred to as FOCI). In February of 2023, our Board of Directors passed a Special Board Resolution (“SBR”), replacing the Special Security Agreement (“SSA”) that we entered into in with the Defense Counterintelligence and Security Agency (“DCSA”) in 2010. The replacement of the SSA with the SBR is a result of the significantly reduced foreign ownership of TTM. The effective date of the SBR is February 2, 2023. The SBR codifies the maintenance of the Government Security Committee of the Board to oversee our compliance and cybersecurity efforts and to put into place best practices in our facilities in the U.S. and overseas to insure that we maintain robust security practices and policies as we serve the interests of our customers in the Aerospace and Defense market. Our Government Security Committee of our Board of Directors, consists of at least 3 Board members that hold a National Security Clearance. The DCSA will continue to review TTM’s compliance with the terms of the SBR annually at each of TTM’s sites which operate under a U.S. DoD security clearance. In addition, all of TTM’s Board is currently comprised of U.S. citizens and per the terms of the SBR, in the future, no foreign citizen will be allowed to sit on TTM’s Board. The current members of our government security committee are Ms. England, Dr. Zakheim (chair), and Messrs. Alder, Edman, and Geveden. The government security committee held four meetings during 2023.

Board Leadership Structure. We believe it is our Chief Executive Officer’s responsibility to manage our Company’s operations and the Chair’s responsibility to lead our Board of Directors. Given the significant responsibilities with which our Chair is tasked and his active role in our governance, we believe it is beneficial to have an independent chair who is dedicated to leading the Board of Directors for the Company. To this end, our Corporate Governance Guidelines provide that our Chief Executive Officer may not be our Chair, and that our Chair will be selected from our independent directors. In making its decision to separate the Chief Executive Officer and Chair roles, our Board of Directors considered the time that Mr. Edman is required to devote to the Chief Executive Officer position, particularly given the demands imposed on our global Company. By segregating the role of the Chair, we reduce any duplication of effort between the Chief Executive Officer and the Chair. We believe this provides strong leadership for our Board of Directors, while also positioning our Chief Executive Officer as the leader of the Company in the eyes of our customers, employees, and other stakeholders.

Our Board of Directors currently has eight independent members and one non-independent member, specifically Mr. Edman, our President and Chief Executive Officer. A number of our independent board members are currently serving or have served as members of senior management of other public companies or governmental agencies and have served as directors of other public companies. We believe that the number of independent, experienced directors that make up our board, along with the independent oversight of the Board of Directors by a non-executive chair, benefits our Company and our stockholders.

The SBR, as required by the DCSA, establishes certain criteria for the qualifications of our directors and the composition of our Board of Directors, and also requires that a certain number of directors have strong national security qualifications and that all Directors be U.S. citizens. Our current Board of Directors meets the composition criteria and our board has determined to maintain a classified Board of Directors in part because of these critical requirements set by the government of the United States.

TTM TECHNOLOGIES, INC.	19

We believe that we have a strong corporate governance structure that ensures independent discussion among, evaluation of, and communication with and access to, senior management. With the exception of our government security committee of which Mr. Edman is a member, all of our board committees are composed solely of independent directors, which provide independent oversight of management. Also, our Corporate Governance Guidelines provide that our independent directors will have the opportunity to meet in executive session not less frequently than quarterly.

Risk Management and Oversight Process. While our management is primarily responsible for managing risk, our Board of Directors and each of its committees play a role in overseeing our risk management practices. Our full Board of Directors is ultimately responsible for risk oversight, and it discharges this responsibility by, among other things, receiving regular reports from our management, including an annual enterprise risk assessment conducted by our internal audit function based on the feedback received from our internal leadership team, concerning our business and the material risks that our Company faces. Our Board of Directors annually reviews key enterprise risks identified by management, such as financial, reputational, safety and security, cybersecurity, operational, revenue, social responsibility, environmental and compliance risks, and it monitors key risks through reports and discussions regarding key risk areas at meetings of our Board of Directors and in committee meetings. Our Board of Directors also focuses on specific strategic and emerging risks in periodic strategy reviews. Our Board of Directors annually reviews and approves our corporate strategy and goals and our capital budgets, and in connection with that review, it considers risks associated with our Company.

Our Board of Directors allocates responsibility for overseeing risk management for our Company among the full board and each of its committees. Specifically, the full board oversees significant risks primarily relating to operations, strategy, and finance, environmental, health and cybersecurity and safety matters, liability insurance programs, and compliance with environmental legal and regulatory and social responsibility requirements. In addition, each of our committees considers risks within its area of responsibilities, as follows:

•
Our audit committee is primarily responsible for overseeing matters involving major financial risk exposures and actions management is taking to monitor such risk exposures. This includes risks relating to financial report internal controls; litigation; tax matters; the Code of Business Conduct and the Code of Ethics for the CEO and senior financial officers. In addition, the audit committee reviews our quarterly and annual financial reports, including any disclosure in those reports of risk factors affecting our Company and business. The audit committee regularly consults with our external auditor, KPMG LLP.
•
Our human capital and compensation committee is primarily responsible for overseeing risks that may be associated with executive retention, our executive compensation programs and risks relating to the administration of those programs. In setting compensation, the human capital and compensation committee strives to create incentives that encourage appropriate risk-taking behavior consistent with our business strategy. In making compensation determinations, the human capital and compensation committee considers these risks and an overall mix of compensation for employees as well as the various risk control and mitigation features of our compensation plans, including appropriate performance measures and targets and incentive plan payout maximums. To assist in satisfying these oversight responsibilities, the human capital and compensation committee retains outside compensation consultants and meets regularly with management to understand the financial, human resource, and stockholder implications of compensation decisions being made. Additional information on risk management considerations of our human capital and compensation committee is discussed in this proxy statement under “Compensation Discussion and Analysis – Risk Management Considerations.”

TTM TECHNOLOGIES, INC.	20

•
Our nominating and corporate governance committee is primarily responsible for risks that may be mitigated by the continued effective functioning of our Board of Directors and our corporate governance practices. Under its charter, the nominating and corporate governance committee is responsible for, among other things, developing and recommending to our Board of Directors a set of effective environmental, social and corporate governance principles designed to assure compliance with applicable standards.
•
Our government security committee is primarily responsible for ensuring compliance with the policies and procedures mandated by the U.S. government with respect to classified and export-controlled information in our possession and for ensuring the mitigation of FOCI, including cybersecurity.

Through the activities of our audit, compensation, nominating and corporate governance, and government security committees, as well as the full Board of Directors’ interactions with management concerning our business and the material risks that may impact our Company, the Board of Directors and each respective committee is able to monitor our risk management process and offer critical insights to our management.

Our Insider Trading Policy prohibits our employees from engaging in certain transactions involving TTM’s securities, including but not limited to the use of financial instruments such as puts, calls, derivatives, zero-cost collars, and forward sales contracts, short sales, pledging TTM securities as collateral for a loan, or subject to margin call or other involuntary sales, or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities. Our officers and directors are also further prohibited from engaging in these types of hedging transactions. See “Director Compensation – Stock Ownership, Hedging and Pledging Policies” and “Compensation Discussion and Analysis – Compensation Overview – Alignment of Compensation and Performance – Compensation Practices.”

Related Person Transaction Policies and Procedures. It is the responsibility of our full Board of Directors and our audit committee to review and approve related party transactions. It is our management’s responsibility to bring such related party transactions to the attention of our Board of Directors and members of our audit committee. From time to time, our nominating and corporate governance committee, in accordance with its charter, will also review potential conflict of interest transactions involving members of our Board of Directors and our executive officers. In accordance with our Corporate Governance Guidelines, any monetary engagement (other than director or employee compensation or transactions which would not require disclosure under Item 404 of Regulation S-K) (a) between a director (including any entity of which the director is a director or executive officer and any member of a director’s family as defined in NASDAQ rules) and our Company or any of its affiliates or members of senior management or their families, and (b) between executive officers of our Company (as designated by our Board of Directors) and our Company or any of its affiliates, is subject to the approval of our audit committee or our independent directors. Each of our directors and executive officers must notify our Board of Directors in advance of entering into any such transaction.

Our Corporate Governance Guidelines task our Board of Directors, in consultation with our nominating and corporate governance committee, with reviewing annually the relationships that each director has with us, directly or indirectly. Further, our nominating and corporate governance committee is tasked with periodically reviewing the compensation arrangements and other business relationships between our directors and our Company in order to monitor the independence of our directors. Our Corporate Governance Guidelines also provide that if an actual or potential conflict of interest develops, a director should report the matter immediately to the full Board of Directors and our audit committee for evaluation and appropriate resolution. If a director has a personal interest in a matter before our Board of Directors, the director must disclose the interest to the full Board of Directors and our audit committee, must recuse themselves from participation in the related discussion, and must abstain from voting on the matter.

TTM TECHNOLOGIES, INC.	21

Stock Ownership Guidelines, and Hedging and Pledging Policies. Our Board of Directors recognizes that stock ownership by directors may strengthen their commitment to the long-term future of our Company and further align their interests with those of our stockholders. Accordingly, our Corporate Governance Guidelines provide that our independent directors are prohibited from selling the shares that they are awarded under the Company’s Long Term Equity Incentive Plans until such time as they retire from our Board and are expected over time to beneficially own shares of our common stock (including shares owned outright, unvested shares, restricted stock units, and stock options) having a value of at least five times their annual cash retainer, and as our directors are subject to our insider trading policy, they are prohibited from pledging or hedging their shares. All of our Board members meet the stock ownership guidelines as of the Record Date. In addition, the Company has adopted stock ownership guidelines for the Chief Executive Officer and his direct reports. For a full description of such guidelines, see page 47.

DIRECTOR COMPENSATION

Commencing with the second quarter of 2023, our non-employee directors receive the following cash compensation on an annual basis: an annual cash retainer of $75,000, an annual cash retainer of $9,000 for each board committee of which such director is a member (except for the government security committee), and reimbursement of expenses relating to attendance at board and board committee meetings. In addition, the Chair of the Board receives an annual cash retainer of an additional $70,000, and the chairs of our various board committees receive annual cash retainers as follows: $22,000 to our audit committee chair, $17,000 to our human capital and compensation committee chair, $15,000 to our government security committee chair, and $17,000 to our nominating and corporate governance committee chair. Annually, our nominating and corporate governance committee, in consultation with our compensation consultant, reviews our board compensation against the board compensation of our peer companies to develop a reasonable board compensation package.

In addition, commencing with the second quarter of 2023, our non-employee directors are granted the following equity compensation on an annual basis: the Chair of the Board receives restricted stock units (“RSUs”) having a value on the award date of $210,000 and each non-employee director receives restricted stock units having a value on the award date of $160,000, in each case based upon the average closing price of our common stock over the six-month period preceding the grant date. In the instance where a Board Member serves a portion of the year, the compensation granted is prorated for the time served that year. The RSUs awarded to the non-employee directors vest in full on the first anniversary of the grant date; however, in an effort to further align Board Members’ interests with those of our stockholders, delivery of the shares of common stock underlying the RSUs is deferred until retirement from the Board of Directors (or until one year after retirement in the case of certain prior grants).

Mr. Edman is not compensated for his service as a director. Mr. Edman’s compensation as our Chief Executive Officer and President is described below under “Compensation Discussion and Analysis” and “Executive Compensation”.

Nonqualified Deferred Compensation. Our directors are permitted to defer 5% to 100% of annual director fees into our Executive and Director Deferred Compensation Plan. One of our directors participated in the Executive and Director Deferred Compensation Plan in 2023.

TTM TECHNOLOGIES, INC.	22

Director Summary Compensation Table for Fiscal Year 2023

The following table sets forth the compensation earned by our non-employee directors in respect of their services as such during 2023.

Name	Fees Earned or Paid in Cash(1)	RSU Awards ($)(2)	Total

Kenton K. Alder	$75,000	$135,446	$210,446
Julie S. England	$101,000	$135,446	$236,446
Philip G. Franklin	$106,000	$135,446	$241,446
Rex D. Geveden	$171,000	$177,779	$348,779
Pamela B. Jackson	$93,000	$135,446	$228,446
Chantel E. Lenard	$93,000	$135,446	$228,446
John G. Mayer	$93,000	$135,446	$228,446
Dov S. Zakheim(3)	$99,000	$135,446	$234,446
(1)
Amounts include fees payable for service as a director, committee membership, or committee chair as described in the narrative accompanying this table.
(2)
Amounts shown reflect the fair value of RSUs on the grant date. The value is calculated in accordance with Accounting Standards Codification (“ASC”) Topic 718, Compensation – Stock Compensation. The fair value of an RSU is based on the closing market price of our common stock on the grant date. For a discussion of valuation assumptions, see Note 14 to our 2023 consolidated financial statements, included in our Annual Report on Form 10-K filed with the SEC on February 27, 2024. These amounts reflect our accounting expense for these awards and do not correspond to the actual value that will be recognized by the directors with respect to these awards. A supplemental table following these footnotes sets forth for non-employee directors: (i) the aggregate number of RSUs and option awards outstanding as of January 1, 2024, and (ii) the number of RSUs and option awards that were not vested as of January 1, 2024.
(3)
Pursuant to our Corporate Governance Guidelines, Dr. Zakheim will retire from the Board of Directors and his term of office will conclude at the 2024 annual meeting.

Outstanding Equity Awards Held by Non-Employee Directors at Fiscal 2023 Year End

Name	RSUs Outstanding at Fiscal Year End	Number of RSUs that Have Not Vested(1)	Options Outstanding at Fiscal Year End(2)	Number of Options that Have Not Vested

Kenton K. Alder	102,518	11,259	0	0
Julie S. England	72,522	11,259	20,000	0
Philip G. Franklin	127,111	11,259	0	0
Rex D. Geveden	69,243	14,778	20,000	0
Pamela B. Jackson	29,887	11,259	0	0
Chantel E. Lenard	56,425	11,259	20,000	0
John G. Mayer	147,337	11,259	0	0
Dov S. Zakheim(3)	130,902	11,259	0	0

(1)
The RSUs vest on May 11, 2024.
(2)
The options were granted to directors in fiscal years prior to 2019. The average remaining life is 4 years and the average option price is $14.32.
(3)
Pursuant to our Corporate Governance Guidelines, Dr. Zakheim will retire from the Board of Directors and his term of office will conclude at the 2024 annual meeting.

TTM TECHNOLOGIES, INC.	23

Compensation Consultant and its Affiliates

Exequity was retained by our human capital and compensation committee to provide an independent review of the Company’s executive compensation programs, including an analysis of the competitive market for 2023. In addition, Exequity assisted the human capital and compensation committee with its evaluation of the risks associated with our compensation programs, and executive director compensation data. Exequity also furnished the human capital and compensation committee with reports on peer company practices relating to the following matters: short-term and long-term compensation program design; equity compensation; vesting practices and ownership guidelines; target incentive opportunities; and compensation trends for board management and committee members. During 2023, the human capital and compensation committee also engaged Aon/Principal for services rendered in connection with the administration of our deferred compensation plan, computation of total stockholder return (“TSR”) relative to our TSR Peer Group, and for compensation survey data. A summary table for Exequity and Aon/Radford is included below.

Consultant	Scope/Project	2023 Fees

Aon/Radford	Computation of total stockholder return (TSR)	$16,000
Aon/Principal	Deferred Compensation Program Administration	$28,500
Exequity	Executive Compensation Consulting	$69,318

TTM TECHNOLOGIES, INC.	24

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows the amount of each class of common stock beneficially owned as of March 1, 2024 by (a) each of our directors and named executive officers; (b) all of our directors and executive officers as a group; and (c) each person known by us to own beneficially more than five percent of our outstanding common stock.

	Beneficial Ownership
Name of Beneficial Owner(1)	Number	Percentage(2)
Thomas T. Edman(3)	669,749	*
Daniel L. Boehle	—	*
Catherine A. Gridley	89,758	*
Todd B. Schull	280,332	*
Douglas L. Soder	204,199	*
Philip Titterton	88,563	*
Kenton K. Alder(4)	40,116	*
Julie S. England(5)	20,000	*
Philip G. Franklin(6)	10,000	*
Rex D. Geveden(7)	20,000	*
Pamela B. Jackson(8)	—	*
Chantel E. Lenard(9)	20,000	*
John G. Mayer(10)	9,167	*
Dov S. Zakheim(11)	—	*
All directors and executive officers as a group (23 persons)	1,777,639	1.7%
5% or Greater Beneficial Owners(12)
BlackRock, Inc.(13)	18,082,852	17.8%
The Vanguard Group(14)	13,547,047	13.3%
Thrivent Financial for Lutherans (15)	8,601,858	8.5%
Dimensional Fund Advisors LP(16)	8,299,477	8.2%

* Represents less than 1% of our outstanding common stock.

(1)
Except as otherwise indicated, the address of each person listed on the table is 200 East Sandpointe, Suite 400, Santa Ana, CA 92707.
(2)
We have determined beneficial ownership in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, we have included the shares of common stock subject to options, RSUs, and performance- based restricted stock units (“PRUs”), held by that person that are currently exercisable or will become exercisable or releasable within 60 days after March 1, 2024 but we have not included those shares for purposes of computing percentage ownership of any other person; such shares are treated as outstanding for purposes of computing the percentage and number of the person holding such securities but are not treated as outstanding for purposes of computing the percentage of any other person. We have assumed unless otherwise indicated that the persons and entities named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Beneficial ownership is based on [•] shares of our common stock outstanding as of March 1, 2024.
(3)
Does not include 35,261 shares issuable upon delivery of shares underlying vested RSUs. The delivery of 18,826 shares is deferred until retirement, and the delivery of 16,435 shares is deferred until one year after retirement from our Board of Directors.
(4)
Does not include 102,518 shares issuable upon delivery of shares underlying vested RSUs, the delivery of which is deferred until retirement from our Board of Directors.
(5)
Represents shares issuable upon the exercise of stock options that are currently vested. Does not include 72,522 shares issuable upon delivery of shares underlying vested RSUs, the delivery of which is deferred until retirement from our Board of Directors.
(6)
Does not include 127,111 shares issuable upon delivery of shares underlying vested RSUs, the delivery of which is deferred until retirement from our Board of Directors.
(7)
Represents shares issuable upon the exercise of stock options that are currently vested. Does not include 69,243 shares issuable upon delivery of shares underlying vested RSUs, the delivery of which is deferred until retirement from our Board of Directors.
(8)
Represents shares issuable upon the exercise of stock options that are currently vested. Does not include 29,887 shares issuable upon delivery of shares underlying vested RSUs, the delivery of which is deferred until retirement from our Board of Directors.
(9)
Represents shares issuable upon the exercise of stock options that are currently vested. Does not include 56,425 shares issuable

TTM TECHNOLOGIES, INC.	25

upon delivery of shares underlying vested RSUs, the delivery of which is deferred until retirement from our Board of Directors.
(10)
Does not include 147,337 shares issuable upon delivery of shares underlying vested RSUs. The delivery of 130,902 shares is deferred until retirement, and the delivery of 16,435 shares is deferred until one year after retirement from our Board of Directors.
(11)
Does not include 130,902 shares issuable upon delivery of shares underlying vested RSUs, the delivery of which is deferred until retirement from our Board of Directors.
(12)
The percentage of shares beneficially owned by 5% stockholders is from their respective SEC filing.
(13)
Based on information provided by BlackRock, Inc. and certain of its affiliates, referred to as BlackRock. BlackRock has sole voting power over 17,635,547 shares and sole dispositive power over 18,082852 shares. Such information is as reported on Schedule 13G/A filed by BlackRock with the SEC on January 19, 2024. The address for BlackRock is 50 Hudson Yards, New York, New York 10011.
(14)
Based on information provided by The Vanguard Group and certain of its affiliates, referred to as Vanguard. Vanguard has sole voting power over 0 shares, shared voting power over 141,572 shares, sole dispositive power over 13,309,316 shares and shared dispositive power over 237,731 shares. Such information is as reported on Schedule 13G/A filed by Vanguard with the SEC on February 13, 2024. The address for Vanguard is 100 Vanguard Blvd., Malvern, PA 19355.
(15)
Based on information provided by Thrivent Financial for Lutherans. As reported on Schedule 13G/A filed by Thrivent Financial for Lutherans with the SEC on February 13, 2024: Thrivent reported beneficial ownership of 8,601,858 shares, sole voting power and sole dispositive power as to 55,378 of the shares and shared voting and dispositive power as to 8,546,480 shares. The address for Thrivent Financial for Lutherans is 901 Marquette Avenue, Suite 2500, Minneapolis, Minnesota 55402.
(16)
Based on information provided by Dimensional Fund Advisors LP, and certain of its affiliates, referred to as Dimensional, Dimensional has sole voting power over 8,185,109 shares and sole dispositive power over 8,299,477 shares. Such information is as reported on Schedule 13G/A filed by Dimensional with the SEC on February 09, 2024. The address for Dimensional is 6300 Bee Cave Road, Building One, Austin, Texas 78746.

TTM TECHNOLOGIES, INC.	26

EXECUTIVE OFFICERS

Biographical information regarding these officers is set forth below, except for Mr. Edman, whose biography is set forth above with our other directors.

Daniel L. Boehle, 52, became our Executive Vice President and Chief Financial Officer in September 2023 after having joined our company as Executive Vice President of Finance in August 2023. Mr. Boehle served as Vice President and Chief Financial Officer for Aerojet Rocketdyne Holdings, Inc. (“Aerojet”) from August 2020 to August 2023. From August 2017 to July 2020, Mr. Boehle was Vice President, Controller, and Chief Accounting Officer for Aerojet. Before joining Aerojet, Mr. Boehle served in various leadership roles across corporate accounting, financial reporting, and financial planning and analysis at Northrop Grumman Corporation. Before joining Northrop Grumman Corporation, he held positions at KPMG LLP and KPMG Australia Ltd. Mr. Boehle earned his Bachelor of Science in Accounting from Loyola Marymount University and a Master of Business Administration degree with an emphasis in finance and entrepreneurship from the UCLA Anderson School of Management.

Thomas Clapprood, 54, has served as the President of the Radar Systems and Sensors Business Unit for TTM Technologies Aerospace & Defense Business Sector since January 1, 2023. Prior to Mr. Clapprood's current role, he served as the Vice President of Sales & Marketing for TTM’s North America Business Unit from December 13, 2010 to December 31, 2022. From 1995 through 2004, Mr. Clapprood served as Regional Business Director for Northrop Grumman Corporation. Mr. Clapprood then joined Tyco Printed Circuit Group, now TTM Technologies, Inc., where he held several management positions including Director of Sales and Business Director for the Specialty Assembly group until 2012. Mr. Clapprood graduated from Elon University with a bachelor's degree in business management.

Robert Farrell, 52, has served as President of the Communication and Computing Business Unit since January 2023. From January 2020 to January 2023, Mr. Farrell served as our Vice President of Sales - Networking and Computing. Mr. Farrell joined TTM in September 2010 as South East Regional Sales Director. Since that time and prior to his current assignment, he also served as Senior Director of Sales for EMS and Vice President of Sales for Communication and Computing. Mr. Farrell has 30 years of experience in the electronics industry. He held positions of New Account Development Manager and European Account Manager with Advance Circuits, Global Account Manager with Topsearch, and Senior Supply Chain Manager with Flex. Mr. Farrell holds a Bachelor Degree of Business Administration at Montreat College.

Catherine A. Gridley, 54, has served as the Executive Vice President and President of the Aerospace & Defense Sector (“A&D”) since 2021. In January 2020, Ms. Gridley was promoted to Senior Vice President of A&D. She joined TTM in 2019 from Northrop Grumman Corporation, where she most recently served as the Vice President and General Manager of the Advanced Defense Services Division. Prior to Northrop Grumman, Catherine held P&L leadership positions with DynCorp International, GE Aviation Systems and Goodrich. She earned her Bachelor of Science degree in accounting from Ithaca College and a Master of Business Administration degree from Binghamton University.

Jeffrey S. Jankowsky, 64, has served our President, C4ISR + Space Business Unit since January 2023. Mr. Jankowsky also served as President, Communications and Computing Business Unit starting in July of 2018. Since 2001, he also held positions as General Manager - Shanghai BPA, Director of Materials PCB Assembly Operations, Vice President - Operational Excellence, General Manager - Redmond PCB, Vice-President Process Transformation and Chief of Staff to the CEO. Mr. Jankowsky received both his bachelor’s degree and master’s degree in industrial engineering from Stanford University.

Dale Knecht, 61, has served as Senior Vice President of Global Information Technology since January 2014. From January 1988 to December 2013, Mr. Knecht served as our Vice President of Information Technology. Prior to joining TTM, Mr. Knecht served as Vice President of Information Technology for the Tyco Electronics Printed Circuit Group from 2001 to 2006. From 2003 to 2006, Mr. Knecht served in a dual role as Director of IT Regional Governance - North America for Tyco Electronics. Prior to that, Mr. Knecht served from 1998 to 2001 as

TTM TECHNOLOGIES, INC.	27

Manager, SAP Global Support, and from 1993 to 1998 as Regional Systems Manager - Latin America & Canada for AMP Inc. Mr. Knecht holds a Bachelor of Science in mathematics from Lafayette College, and an executive master degree in cybersecurity from Brown University.

Shawn Powers, 50, has served as Executive Vice President and Chief Human Resources Officer since June 2021. From February 2015 to June 2021, Mr. Powers served as our Senior Vice President of Human Resources. Mr. Powers joined TTM in early 2014 as Vice President of Human Resources for our North America Business Unit. Prior to joining TTM, Mr. Powers was the Global Vice President of Human Resources with Kleinfelder, an engineering and sciences company, from 2012 to 2014. Before Kleinfelder, Mr. Powers was the Senior Director of Global Human Resources with IMI plc, a FTSE 100 manufacturing company, from 2006 to 2012. Mr. Powers began his career in the U.S. Military, serving as an Army Aviation Officer. Mr. Powers holds both a Master of International Affairs and a Bachelor of Science degree in biomedical science from Texas A&M University. Additionally, he has earned the Global Professional of Human Resources (GPHR) and the Society of Human Resources Professional - Senior Certified Professional (SCP) certifications.

Antonio J. Sanchez, 57, has served as Vice President and Corporate Controller since 2007. Prior to joining TTM, Mr. Sanchez has been Corporate Controller at various public companies. He started his career at Deloitte LLP where he earned his CPA. Mr. Sanchez holds a Bachelor of Science degree in accounting and a Master of Business Administration in finance from University of Southern California. He also earned a Master of Taxation from Golden Gate University.

Anthony J. Sandeen, 52, serves as our Senior Vice President of AMI&I and Global Sales beginning January 2024. He served as our President of AMI&I from June 2020 through January 2024. From May 2017 through May 2020, Mr. Sandeen served as Chief Commercial Officer for Beyonics Technology Ltd., Ying Shing Enterprises Limited, Ying Hao and Fischer Technology. Mr. Sandeen received a bachelor’s degree in English from St. John’s University in Collegeville, Minnesota.

Douglas L. Soder, 63, has served as our Executive Vice President and President of the Commercial Sector since July 2018. Mr. Soder joined TTM in November 2006 as Executive Vice President with responsibility for Global Sales. Since that time and prior to his current assignment, he also served as President of the North America Business Unit and President of the Communications & Computing Business Unit. Before joining our Company, Mr. Soder held the position of Executive Vice President for Tyco Electronics—Printed Circuit Group. During a 23-year career at Tyco Electronics, Mr. Soder served in a variety of sales, sales management, and business leadership positions at its AMP Incorporated and Tyco Printed Circuit Group (PCG) subsidiaries. Mr. Soder holds a Bachelor of Arts degree in political science from Dickinson College.

Philip Titterton, 58, has served as our Executive Vice President and Chief Operating Officer since January 2020. Mr. Titterton also served as Senior Vice President and President of the Aerospace & Defense / Specialty Business Unit from January 2016 until December 2019 and as Vice President of Operations, North America since 2006. He also held positions as Vice President of Operations and General Manager for Tyco Electronics Printed Circuit Group from 1992 until our acquisition of that company in October 2006. Mr. Titterton received his bachelor’s degree in electrical engineering from Lehigh University.

Daniel J. Weber, 52, has served as our Executive Vice President, Chief Legal Officer and Secretary since December 2020. From December 2016 through December 2019, Mr. Weber served as our Senior Vice President and General Counsel. He leads the Office of the General Counsel, which includes the contracts and administration function. He is also responsible for TTM’s government relations activities which manages TTM’s political action committee and its government outreach and advocacy. Before joining TTM in 2015, Mr. Weber served as the General Counsel for Viasystems for approximately 11 years and had served as in-house counsel for Viasystems Group, Inc. for over 15 years. Mr. Weber previously also served as Vice President and General Counsel of Courtesy Corporation, a plastic molding manufacturer based in the United States, and as General Counsel of International Wire Group, Inc., a multinational insulated and bare copper wire manufacturer. Prior to embarking on his in-house legal career, Mr. Weber worked in private practice at Gallop, Johnson & Neuman, L.C. in the corporate and securities group. From January 2022 to December 2023, Mr. Weber served as the

TTM TECHNOLOGIES, INC.	28

Chairman of the Government Relations Committee of the IPC, an electronics industries association. Mr. Weber currently serves on the board of Encompass Digital Media, a global managed service provider for TV networks, broadcasters, sports leagues, and OTT platforms. Mr. Weber completed his undergraduate work from the University of Kansas and received his law degree from St. Louis University.

COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Discussion and Analysis, or CD&A, describes and analyzes our executive compensation philosophy and program in the context of the compensation paid during the last fiscal year to our named executive officers, or our NEOs. For the fiscal year 2023, our NEOs were:

Name	Position(s) Held
Thomas T. Edman	Chief Executive Officer, President and Director
Daniel L. Boehle	Executive Vice President and Chief Financial Officer(1)
Todd B. Schull	Former Executive Vice President and Chief Financial Officer(2)
Catherine A. Gridley	Executive Vice President and President A&D Sector
Douglas L. Soder	Executive Vice President and President Commercial Sector
Philip Titterton	Executive Vice President and Chief Operating Officer

(1)
Mr. Boehle succeeded Mr. Schull as our Executive Vice President and Chief Financial Officer on September 11, 2023.
(2)
Mr. Schull stepped down as our Executive Vice President and Chief Financial Officer, effective September 11, 2023, and thereafter acted as a special advisor to the Chief Executive Officer until his retirement on December 31, 2023.

This CD&A is organized into four sections:

•
Compensation Overview – Alignment of Performance and Compensation (Page 29)
•
Executive Compensation Philosophy and Objectives (Page 32)
•
Role of the Human Capital and Compensation Committee (Page 32)
•
Compensation Structure (Page 34)

Compensation Overview – Alignment of Compensation and Performance

Our primary goal is to tie Company Executive's compensation closely with performance. The information below provides an executive summary of our Company’s financial performance for fiscal year 2023 and how pay is aligned with performance.

KEY ACCOMPLISHMENTS IN 2023

TTM’s commitment to its strategy of diversification, differentiation and discipline led to TTM’s continued financial strength in 2023. Due to disciplined operations and cost controls, we generated Non-GAAP net income of $139.5 million in 2023. For a discussion explaining the use of the Non-GAAP metrics, a presentation of comparable financial measures calculated and reported in accordance with GAAP, and a reconciliation to those audited GAAP metrics, see Annex A attached hereto.

PERFORMANCE HIGHLIGHTS

Highlights from 2023

The Company achieved solid financial performance despite a challenging macroeconomic environment.

•
2023 cash flow from operations was $187.3 million.
•
2023 organic revenue growth in the Aerospace and Defense market of 6%.
•
Revenues declined 11% year on year primarily driven by declines in our commercial markets partially offset by growth in our Aerospace and Defense end market and a full year of the

TTM TECHNOLOGIES, INC.	29

Telephonics acquisition. The sale of the BPA facility in the first quarter of 2023 as well as the previously announced PCB plant consolidation also contributed to the decline in net sales.
•
Non-GAAP EPS declined to $1.33 per share from $1.74 per share due to the lower revenues and start up costs associated with the new Penang facility.
•
Refinanced Term Loan and ABL improving tenor with first maturity not until 2028.
•
Repurchased 1.8 million shares for $24.4 million and an average price paid per share of $13.54.

ALIGNMENT OF PAY AND PERFORMANCE

TTM’s executive compensation is strongly aligned to Company performance and measurable financial metrics. The following charts show metrics that we track related to our financial performance over the past three years. (1)

Leverage
(Debt/EBITDA)
Gross Debt
Net Debt
4.0
3.0
2.0
1.0
0.0
3.4
2.7
3.1
1.4
1.5
1.6
FY 2021
FY 2022
FY 2023

1.
For a discussion explaining the use of the Non-GAAP metrics, see Annex A attached hereto.

TTM TECHNOLOGIES, INC.	30

The charts below measure the total compensation for the CEO and the average total compensation for our NEOs for the past three years.

These charts demonstrate consistent alignment in performance-based compensation for the three-year period with the Company’s performance over such three-year period. The Company’s performance and the price of the Company’s common stock on the NASDAQ directly impacts total compensation realized by our executives.

(1)
Total compensation consists of salary paid, the value of RSUs that vested during the fiscal year, short-term incentive compensation for that fiscal year, and PRUs earned for the performance period during the fiscal year.
(2)
This chart illustrates the average compensation received by the group of NEOs as reported in our proxy statements for the years 2021, 2022 and 2023, even though the group of NEOs has changed each year.
(3)
Average NEO Total Compensation does not include Daniel L. Boehle due to prorated earnings for 2023.

2023 SAY ON PAY VOTE

At our 2023 annual meeting, our stockholders overwhelmingly approved, on an advisory basis, the compensation of our NEOs described in our 2023 proxy statement. Approximately 98.8% of the votes cast on the matter were voted “For” such advisory “Say-on-Pay” approval, thereby providing the human capital and compensation committee with verification that its compensation practices align the interests of the Company’s executives with those of the Company’s stockholders.

COMPENSATION PRACTICES

We continually review the Company’s executive compensation program to maintain compensation practices that are in the best interests of our stockholders. Some of our key policies are summarized below:

WHAT WE DO:	WHAT WE DON’T DO:
•
We tie pay to performance, including through the use of performance share units
•
We use double triggers in our severance agreements and our equity awards
•
We maintain significant stock ownership guidelines for our NEOs
•
We have a robust clawback policy

•
We do not maintain pension plans or other executive retirement plans
•
We do not provide tax gross up payments for any amounts considered to be excess parachute payments
•
We do not allow hedging or pledging of our stock
•
We do not permit the repricing of stock options without prior stockholder approval

TTM TECHNOLOGIES, INC.	31

• The human capital and compensation committee engages an independent compensation consultant • We conduct annual compensation risk assessments	• We do not provide excessive perquisites

Executive Compensation Philosophy and Objectives

Our executive compensation philosophy, which is established by the human capital and compensation committee of our Board of Directors, is intended to attract, motivate, and retain executives and reward the creation of stockholder value. We seek to provide executive compensation packages that are competitive with comparable companies and reward the achievement of short-term and long-term performance goals.

We use a combination of fixed and variable compensation programs to reward and incentivize strong performance, as well as to align the interests of our executives with those of our stockholders. We generally target total compensation around the 50th percentile of comparable companies. We believe that this philosophy will continue to enable us to remain competitive in attracting and retaining qualified executive officers while avoiding paying amounts in excess of what we believe is necessary to attract and retain such executive officers. However, our human capital and compensation committee’s decisions on target compensation for specific individuals are also influenced by a variety of additional factors, including compensation practices of businesses acquired by us, and Company and individual performance.

Each year our human capital and compensation committee, together with our senior management, establishes performance targets for short-term and long-term incentive plans that require the achievement of significant financial results. Each year our human capital and compensation committee determines compensation by assessing prior year performance against these established financial targets, as well as other factors such as the compensation paid by comparable companies, achievement of strategic objectives, improvements in market share and the professional development and potential of individual officers. Ultimately, the amount of compensation awarded to our executives is determined based on performance and what our human capital and compensation committee believes is in the best interests of our stockholders.

We believe that our use of restricted stock units and performance-based restricted stock units, together with an annual incentive bonus program that is based on various combinations of global operating income, sector operating income, and global cash flow from operations as a percentage of revenue shows that we have closely linked executive officer pay to performance. Our pay mix consists primarily of base salary, annual performance-based cash bonuses, performance-based equity incentives and time-based equity incentives. We have no executive retirement plans except our 401(k) plan and deferred compensation plan available to North America employees; the company does not contribute to the deferred compensation plan.

Role of the Human Capital and Compensation Committee

Our human capital and compensation committee, which is currently comprised of three independent members of our Board of Directors, as discussed in greater detail under “Information Relating to Corporate Governance and the Board of Directors,” is responsible for, among other things:

•
the review and approval of our compensation philosophy;
•
the review of all executive compensation plans and structures, including that of our executive officers and other members of senior management;
•
the approval (or recommendation to our Board of Directors) of individual compensation for our executive officers, including our Chief Executive Officer;

TTM TECHNOLOGIES, INC.	32

•
the approval of annual and long-term incentive performance metrics as well as payouts thereunder; and
•
the review of other executive benefit plans, including perquisites.

Our human capital and compensation committee, in consultation with the outside executive compensation consultant retained by our human capital and compensation committee, also helps analyze the reasonableness and effectiveness of our overall executive compensation packages.

While our Chief Executive Officer and other executive officers may attend meetings of the human capital and compensation committee or our Board of Directors from time to time, the ultimate decisions regarding executive officer compensation are made solely by the members of our human capital and compensation committee and, in the case of compensation decisions for our Chief Executive Officer, the non-employee members of our Board of Directors. These decisions are based not only on our human capital and compensation committee’s deliberations, but also on input requested from outside advisors, including our human capital and compensation committee’s outside compensation consultant, with respect to, among other things, market data analyses. The final decisions relating to our Chief Executive Officer’s compensation have historically been based on recommendations of our human capital and compensation committee and included discussions with and approval by all of our non-employee directors without the presence of our Chief Executive Officer or other management. Our human capital and compensation committee typically discusses proposals for our Chief Executive Officer’s compensation package with him but always makes final decisions regarding his compensation when he is not present. Decisions regarding other executive officers have typically been made by our human capital and compensation committee after considering recommendations from our Chief Executive Officer.

Our human capital and compensation committee has historically engaged the services of an outside compensation consultant to provide independent advice in connection with making executive compensation determinations. The chair of our human capital and compensation committee, in consultation with other committee members, defines the scope of any consultant’s engagement and related responsibilities. These responsibilities may include, among other things, advising on issues of executive compensation and equity compensation structure and assisting in the preparation of compensation disclosure for inclusion in our SEC filings. In fulfilling its responsibilities, the outside compensation consultant may interact with management or our other outside advisors to the extent necessary or appropriate.

More specifically, the Compensation Consultant evaluated our selected peer companies and provided competitive compensation data and analysis relating to the compensation of our Chief Executive Officer and our other senior officers. The Compensation Consultant also furnished the human capital and compensation committee with reports on peer company practices relating to the following matters: short-term and long-term compensation program design; equity compensation, vesting practices and ownership guidelines; retention value of current equity holdings; target incentive opportunities; and compensation trends for board and committee members. In addition, the Compensation Consultant assisted the human capital and compensation committee with its evaluation of the risks associated with our compensation programs and provided our nominating and corporate governance committee with an assessment of our directors’ compensation.

The Compensation Consultant provides analyses and recommendations that inform the committee’s decisions, but it does not decide or approve any compensation decisions. The Compensation Consultant reviews various proposals presented to the committee by management, and provides updates on market trends and the regulatory environment as it relates to executive compensation. The Compensation Consultant reports directly to our human capital and compensation committee and not to management. Our human capital and compensation committee assessed the independence of the Compensation Consultant pursuant to SEC and NASDAQ rules and concluded that the Compensation Consultant is independent and that the work of the Compensation Consultant has not raised any conflicts of interest.

TTM TECHNOLOGIES, INC.	33

Compensation Levels and Benchmarking. Overall compensation levels for executive officers are determined based on one or more of the following factors: the individual’s duties and responsibilities within our global Company; the individual’s experience and expertise; the compensation levels for the individual’s peers within our Company; compensation levels for similar positions in the electronics industry or in the technology industry more generally; performance of the individual and our Company as a whole; and the levels of compensation necessary to recruit new executive officers. Our human capital and compensation committee reviewed the compensation of our officers and compared it with that of both our peer group companies and broader, composite global market survey data provided by our Compensation Consultant.

Peer Groups. The human capital and compensation committee reviews the peer groups regularly and makes adjustments to account for events such as acquisitions, mergers and the like. For 2023, Exequity recommended, and the committee adopted, the same approach to our Executive Compensation Peer Group using the same criteria used in 2021 including (i) North America based companies with revenues between $1.0 billion and $5.0 billion, and (ii) companies with market capitalization between $250 million and $2.5 billion.

For the fiscal year ended January 1, 2024, our revenue was $2.2 billion and our market capitalization was approximately $1.6 billion. For 2023, Exequity further recommended refinements to our Executive Compensation Peer Group, to account for companies who have substantially changed as a result of a transaction. As a result, one company was removed: ON Semiconductor, while five were added: Littelfuse, Teledyne, Trimble, Hexcel and IPG Photonics Corp for industry fit. This resulted in a peer group that included the companies listed on the chart below, which along with the broader survey discussed below, were used for benchmarking purposes.

Our human capital and compensation committee believes that the selected TSR Peer Group is more appropriate for determining TSR under our PRU program as it provides a comparison of our Company’s stock price performance against our global competitors. For a discussion regarding how the TSR Peer Group affects executive compensation, please see the “Long- Term Equity Awards” section on page 42.

Members of our human resources and finance departments work with our Chief Executive Officer to recommend changes to existing compensation plans and programs, to define financial and other targets to be achieved under those programs, to prepare analyses of financial data and other briefing materials to assist the human capital and compensation committee in making its decisions and, ultimately, to implement the decisions of our human capital and compensation committee.

Our Chief Executive Officer is actively engaged in setting compensation for other executives through a variety of means, including recommending for committee approval the financial goals and the annual salaries and variable pay amounts for members of the executive team. He works closely with other members of executive management in analyzing relevant market data to determine base salary and annual target bonus opportunities for senior management and to develop targets for our short-term and long-term incentive plans. Our Chief Executive Officer is generally subject to the same financial performance goals as our other executive officers, all of which are ultimately determined and approved by our human capital and compensation committee.

Compensation Structure

Although the final structure may vary from year to year and officer to officer, our human capital and compensation committee utilizes three main components for executive officer compensation: base salary, annual incentive bonus and long-term equity incentives.

In determining the allocation each year among base salary, annual incentive bonus, and long-term equity incentive compensation, our human capital and compensation committee considers the following factors: our short-term and long-term business objectives, competitive trends within our industry, and the importance of creating a performance-based environment that ties a significant portion of each executive officer’s compensation to the achievement of performance targets and corporate objectives. When considering a

TTM TECHNOLOGIES, INC.	34

proposed compensation package for an executive officer, our human capital and compensation committee considers the compensation package as a whole, including each element of total compensation. We have no pre-established policy for allocating between either cash and non-cash or short-term and long-term compensation.

Our human capital and compensation committee believes that the particular elements of compensation identified above produce a well-balanced mix of stock-based compensation, retention value, and at-risk compensation that collectively provides each executive officer with both short-term and long-term performance incentives. Base pay provides the executive officer with a measure of security as to the minimum level of compensation to be received while the annual and long-term incentive components motivate the executive officer to focus on the business metrics that will maximize company performance over the long term. Our human capital and compensation committee believes that this approach should lead to an increase in stockholder value, provide an appropriate reward for our executive officers, and assist with the retention of our executive officers.

While each element of our compensation program is intended to motivate and encourage employees at all levels to drive performance and achieve superior results for our stockholders, there is a different emphasis on the three primary elements based on an employee’s position and ability to impact our financial results. In general, the percentage of performance-based pay, or at-risk pay, increases with job responsibility. This is intended to offer an opportunity for gain in the event of successful performance, matched with the prospect of less compensation when performance falls short of established financial and/or stockholder return targets.

The charts below show the mix of base salary, actual annual incentive, and the grant date fair value of equity grants for the CEO and other NEOs in 2023. Consistent with our pay-for-performance philosophy, the largest portion of compensation (approximately 63% for our CEO) is tied to variable or performance-based annual and long-term incentives.

Base Salary. Base salaries for our executive officers are determined based on the level of the position within our Company, the individual’s performance in recent periods, and the executive’s potential for continued development within our global organization. The base salary levels, and any changes to those levels for each executive officer, are reviewed and approved each year by our human capital and compensation committee. Such adjustments may be based on factors such as the overall performance of our Company, new roles and responsibilities assumed by the executive, the performance of the executive officer’s area of responsibility, the executive officer’s impact on strategic goals, or revisions to our compensation philosophy. However, there is no specific weighting applied to any one factor in setting the level of base salary, and the process ultimately relies on the subjective exercise of our human capital and compensation committee’s judgment. We believe that providing base salaries around the median of our peer group and the broader market survey provided by our Compensation Consultants will enable us to remain competitive for qualified executive officers.

TTM TECHNOLOGIES, INC.	35

Base Salaries for 2023. Our normal cadence for compensation review takes place on July 1 of each year. But, the Company determined to delay salary increases for senior executives until market conditions improved later in the year. Mr. Edman recommended, which was approved by the human capital and compensation committee, the following changes to base salaries as of December 1, 2023.

The table below outlines base salaries for all NEOs:

	Base Salary
Name	2022	2023	Y/Y Change
Thomas T. Edman	$848,000	$900,000	6%
Daniel L. Boehle (1)	--	$540,000	0%
Catherine A. Gridley	$455,500	$470,000	3%
Todd B. Schull (2)	$550,000	$550,000	0%
Douglas L. Soder	$515,000	$530,000	3%
Philip Titterton	$550,000	$560,000	2%
(1)
Mr. Boehle succeeded Mr. Schull as our Executive Vice President and Chief Financial Officer on September 11, 2023.
(2)
Mr. Schull stepped down as our Executive Vice President and Chief Financial Officer, effective September 11, 2023, and thereafter acted as a special advisor to the Chief Executive Officer until his retirement on December 31, 2023.

Annual Incentive Bonus Plan. Our human capital and compensation committee believes that annual performance-based cash bonuses play an important role in providing incentives to our executive officers to achieve near-term financial metrics and individual goals. The financial metrics comprise 90% while the individual goals are 10% of each NEO’s bonus plan.

To support collaboration within our senior management team, our human capital and compensation committee rewards all of our executive officers for company-wide performance by tying bonus awards to our operating income and operating cash flow, and rewards executives responsible for sector performance by also tying awards to sector performance. The human capital and compensation committee believes operating income and operating cash flow are good indicators for capturing our success given the market in which we compete and are measures that management can easily track and communicate to employees throughout the performance period. In addition, individual performance goals ensure that other important areas of our business are measured and emphasized. They may include but are not limited to customer satisfaction, market positioning and growth, structural and organizational improvements, specific organizational talent actions, and critical projects and assignments.

In response to the recommendations of management, our human capital and compensation committee based the Company’s incentive bonus plan on several metrics that the committee believed most closely aligned the executive’s incentive pay with metrics that the executive is responsible for managing. For 2023, the below chart reflects the weight of each performance metric.

Name	Global Operating Income	Global Cash Flow as % of Revenue	Business Unit Operating Income	Individual Goals
Thomas T. Edman	70%	20%	—	10%
Daniel L. Boehle	70%	20%	—	10%
Catherine A. Gridley	30%	20%	40%	10%
Todd B. Schull	70%	20%	—	10%
Douglas L. Soder	30%	20%	40%	10%
Philip Titterton	70%	20%	—	10%

Each executive officer has a target annual incentive bonus opportunity, expressed as a percentage of base salary, with the ability to earn above or below that target based on our Company’s actual performance. The table below lists the 2023 base salaries and bonus levels for each of our current named executive officers at the different potential achievement outcomes. This table includes both the financial metrics as well as the individual goals.

TTM TECHNOLOGIES, INC.	36

		Annual Incentive Bonus Levels as % of Base Salary
Name	2023 Base Salary	0-59% of Target	60% of Target	100% of Target	120% of Target(1)
Thomas T. Edman	$900,000	0%	36%	125%	256%
Daniel L. Boehle	$540,000	0%	26%	80%	152%
Catherine A. Gridley	$470,000	0%	26%	80%	152%
Todd B. Schull	$550,000	0%	26%	80%	152%
Douglas L. Soder	$530,000	0%	26%	80%	152%
Philip Titterton	$560,000	0%	26%	80%	152%

(1)
Represents maximum potential bonus payout. Individual goals are capped at 100% of target.

Annual Incentive Bonus for 2023. In February 2024, our human capital and compensation committee reviewed our 2023 performance relative to the 2023 operating income and cash flow from operations as a percentage of revenue goals. The performance was certified at 86.7% of the global operating income target and 112.6% of our goal for global cash flow from operations as a percentage of revenue. The human capital and compensation committee also reviewed and assessed the performance achieved against the individual goals that had been established for each of the members of the Company’s executive team, including Messrs. Edman, Schull, Soder, Titterton, and Ms. Gridley. We use particular individual performance goals to ensure that other important areas of our business are measured and emphasized, which may include but are not limited to customer satisfaction, market positioning and growth, structural and organizational improvements, and critical projects and assignments. Performance goals do not payout unless our Company achieves its threshold financial performance metrics. As a result, our human capital and compensation committee authorized the payment of 2023 incentive bonuses as follows:

Name	2024 Incentive Bonus	Payout as % of Annualized Earnings(1)
Thomas T. Edman	$1,022,976	120%
Daniel L. Boehle(2)	$148,855	28%
Catherine A. Gridley	$479,539	105%
Todd B. Schull(3)	$417,573	76%
Douglas L. Soder	$374,328	76%
Philip Titterton	$420,064	76%

(1)
Represents annualized base earnings to include salary adjustments in 2023
(2)
Mr. Boehle succeeded Mr. Schull as our Executive Vice President and Chief Financial Officer on September 11, 2023.
(3)
Mr. Schull stepped down as our Executive Vice President and Chief Financial Officer, effective September 11, 2023, and thereafter acted as a special advisor to the Chief Executive Officer until his retirement on December 31, 2023.

Because such a large percentage of executive officer compensation is performance-based, our human capital and compensation committee invests significant time determining the financial targets for our annual incentive bonus program. In general, management makes the initial recommendation for the financial target based upon our Company’s annual board-approved budget, as well as the bonus opportunity for each officer, and these recommendations are reviewed and discussed by the committee and its advisors. The major factors used in setting one or more targets for a particular year are the results for the most recently completed year and the budget for the current year. Other factors taken into account may include general economic and market conditions. Our human capital and compensation committee sets the final corporate performance goal during our first quarter, typically at a level our human capital and compensation committee believes is challenging, but reasonable, for management to achieve.

At the end of each year, our human capital and compensation committee determines the level of achievement for the specified financial goal and awards credit for the achievement of the goal as a percentage of the target bonus. Final determinations as to bonus levels are then based on that percentage. Actual bonuses are generally paid to the executives in the first quarter of the subsequent year.

TTM TECHNOLOGIES, INC.	37

Long-Term Equity Awards. We believe that providing a significant portion of our executive officers’ total compensation package in equity awards aligns the incentives of our executives with the interests of our stockholders and with our long-term success. By compensating our executives with our equity, executives receive a stake in our Company’s financial future, and the gains realized in the long term depend on the executives’ ability to drive our financial performance. Equity incentive awards are also a useful vehicle for attracting and retaining executive talent in a competitive market.

Our human capital and compensation committee develops its equity award determinations based on its judgment as to whether the total compensation packages provided to our executive officers, including prior equity awards and the level of vested and unvested equity awards then held by each participating officer, are sufficient to retain, motivate, and adequately reward the executive officers. This judgment is based in part on information provided by benchmarking studies. In addition, our human capital and compensation committee considers the accounting costs that will be reflected in our financial statements when establishing the forms of equity to be granted and the size of the grants, as well as the potential dilution associated with the equity awards.

We currently grant equity awards from the TTM Technologies, Inc. 2023 Incentive Compensation Plan (“2023 Plan”), which was adopted by our Board of Directors and approved by our stockholders and permits the granting of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, and other stock-based awards to our officers, directors, employees, and consultants.

Our year-to-date gross share run rate (calculated using granted restricted shares, options and performance shares at target as a percentage of our total outstanding shares) as of January 1, 2024 was 2.3%. As of January 1, 2024, our three-year average share run rate was 2.0%. We believe that these percentages demonstrate our commitment to careful and efficient use of the shares that stockholders have approved for issuance under our 2006 Plan, our 2014 Plan, and our 2023 Plan (and other equity compensation plans our stockholders approve from time to time).

We use two forms of equity for long-term equity incentive compensation for our executive officers: RSUs are weighted 52% and PRUs are weighted 48% for named executive officers and RSUs are weighted 30% and PRUs are weighted 70% for our CEO. Each year the committee considers the appropriate mix and form of long-term incentive vehicles.

Restricted Stock Units. RSUs represent the right to receive one share of our common stock for each RSU upon the settlement date, which is the date on which certain conditions, such as continued employment with us for a pre- determined length of time, are satisfied. RSU awards reflect both increases and decreases in stock prices from the grant date market prices. RSUs further serve as a key retention vehicle as the award has retention value even during periods in which our trading price does not appreciate, supporting continuity among the senior management team.

The vesting schedule for RSUs granted to our executive officers and other employees provides that each award vests in three equal annual installments. Recipients may be entitled to a pro-rata amount of RSUs in the case of the recipient’s death, long term disability or “retirement” (voluntary termination by an employee who is at least 62 or government mandated retirement age, and has at least five years of continuous service).

Performance RSUs. In order to strengthen pay-for-performance, our human capital and compensation committee approved a long-term incentive program for our executive officers and certain other members of our senior management team. Our objective of this program is to incentivize performance against financial goals as well as long term total shareholder return.

Under the PRU Program, a target number of PRUs are awarded annually using a three-year performance period to encourage long-term retention of the executives of the Company. For PRUs awarded prior to 2023, the number of shares of our common stock released at the end of the three-year performance period will range from zero to 2.4 times the target number of the PRUs granted to each executive depending on the Company’s performance during the period. For the PRU awards in 2023, the number of shares of our common stock

TTM TECHNOLOGIES, INC.	38

released at the end of the three-year period will range from zero to 2 times the target number of PRUs granted. The performance metrics of the PRU Program are (a) annual financial targets, which for each of the three years prior to the final vesting of the shares are based on total annual revenue and adjusted EBITDA (1), each of which is equally weighted, and (b)(i) - for PRU awards made prior to 2023 an overall “modifier” based on our Company’s TSR over a three-year performance period relative to a TSR Peer Group of peer companies selected by our human capital and compensation committee each year, or (ii) for PRU awards made in 2023, the three year TSR performance result will be an additive component to the Company’s financial results of the aggregated three year measurement period.

Recipients of PRU awards generally must remain employed by us on a continuous basis through the end of the relevant performance period of three years in order to receive shares of common stock at the end of the three-year performance period. Recipients may also be entitled to a pro-rata amount of PRUs in the case of the recipient’s death, disability or retirement.

(1) For the reconciliation of the use of the non-GAAP metric of adjusted EBITDA and the GAAP measures, please refer to Annex A attached hereto.

The key financial metrics of total annual revenue and adjusted EBITDA are equally weighted under our PRU program. The metric of adjusted EBITDA is generally intended to focus our executives on tangible growth and cost reduction opportunities. Adjusted EBITDA is also a complementary metric to the total annual revenue metric used under the PRU program. The combination of the two performance metrics limits the ability of an executive to be rewarded for taking excessive risk on behalf of our Company by, for example, seeking revenue-enhancing opportunities at the expense of adjusted EBITDA, since performance is required on both metrics to maximize the issuance of common stock under the PRU program.

The TSR modifier or adder, as the case may be, is intended to ensure that shares of common stock issued at the end of the three-year period reflect both the Company's performance over the period as well as our stock performance for each three-year performance period. Conversely, the use of the TSR component as used on our PRU plans also is intended to enhance the award of common stock should our stock performance outperform the TSR Peer Group.

For PRUs issued before 2023, annual financial goals were set in the first quarter of each year, and performance is reviewed after the end of each year. The percentage to be applied to each participant’s target award ranges from zero to 160%, based upon the extent to which the two annual performance goals are achieved for each of the three years in the performance period, resulting in a total of six measurements. If we do not achieve at least 60% threshold level of total annual revenue or adjusted EBITDA performance for any of the six measurements, the amount earned for that performance element of one-sixth of the award would be zero. If we achieve the 60% threshold for any of the targeted levels of total annual revenue and adjusted EBITDA performance for any of the six measurements, a percentage (ranging on a sliding scale from 40% to 160%) would be applied to one-sixth of the participant’s calculation of the number of units earned during such period. If we achieve 120% or more of the target level of total annual revenue or adjusted EBITDA for any of the six measurements, the amount earned for that performance element of the award would be 160% of one-sixth of the initial PRU award.

TTM TECHNOLOGIES, INC.	39

For PRU grants prior to 2023, the chart below is an example of the PRU units the participant would earn (and “bank,” pending application of the TSR modifier), if a named executive officer received a target award of 234,000 PRUs, and the Company achieved (i) 130% of the revenue target and 60% of the adjusted EBITDA target in the first year, (ii) 100% of each of the revenue and adjusted EBITDA targets in the second year, and (iii) 120% of the revenue target and 55% of the adjusted EBITDA target in the third year:

	Total Grant	Year 1	Year 2	Year 3	Earned Shares
Assumptions	234,000	234,000/6 = 39,000	234,000/6 = 39,000	234,000/6 = 39,000
130% of revenue target		160% x 39,000			62,400
60% of adjusted EBITDA target		40% x 39,000			15,600
100% of revenue target			100% x 39,000		39,000
100% of adjusted EBITDA target			100% x 39,000		39,000
120% of revenue Target				160% x 39,000	62,400
55% of adjusted EBITDA target				0 x 39,000	—
					218,400

At the end of the three-year performance period, the base calculations of the six performance metrics is then adjusted by applying a modifier to the PRU calculation of the six measurements against the goals set during the performance period. The TSR modifier measures our Company’s TSR based on stock price changes (using for each year’s awards the six-month trailing average closing price at the beginning of the year compared to the six-month trailing average closing price three years later), and assuming reinvestment of dividends, relative to the TSR of our TSR Peer Group for the same three-year period. If our TSR is below the 10th percentile of the TSR Peer Group, the modifier would be zero, and therefore, no shares would be released with respect to the PRU program subject to such three-year performance period. If our TSR is between the 10th and 50th percentile at the end of the three-year performance period, the modifier would range between 0.6 and 1.0, if the TSR is greater than 50% and up to 80% the modifier will range from 1.0 and 1.5. If our TSR is at or above the 80th percentile of the applicable TSR Peer Group for the three-year performance period, the maximum amount of 2.0 will apply, to this component (as illustrated in the graphic above). See the chart below which demonstrates the relationship between the TSR results and the calculation of the TSR modifier used for our FY 2021 and FY 2022 PRU programs.

RELATIVE TSR
170%
150%
130%
110%
90%
70%
50%
Relative Peer Ranking
10th percentile (Threshold)
50th percentile
80th percentile & above
Percent Modifier
Modifier

TTM TECHNOLOGIES, INC.	40

Relative Peer Ranking earned during the period with respect to annual financial metric performance. See the chart below which demonstrates the relationship between the TSR results and the calculation of the TSR modifier used for our PRU programs.

2021-2022 Relative TSR	Maximum Modifier
80th percentile & above	150%
50th percentile	100%
10th percentile (Threshold)	60%
Below 10th percentile	0%

In order to finish our representative example set forth above, assuming that the participant was credited with 218,400 PRU units at the end of the performance period and our TSR for that three-year period was at the 80th percentile of the applicable group of comparable companies, a total of 327,600 shares of our common stock would be released to the participant for that period. The below chart provides the last step in the example calculation of our PRU program.

Peer Ranking	Calculated Units	Modifier	Total Share Award
Below 10th percentile	218,400	—	—
50th percentile	218,400	60% to 100%	131,040 to 218,400
80th percentile & above	218,400	150%	327,600

To achieve the maximum payout (240% of the initial PRU award), we must achieve the maximum annual financial goals for each of the three years in the relevant performance period and our TSR must meet or exceed the 80th percentile of the TSRs of the applicable group of comparable companies for that period. Award values will reflect changes in stock price (both increases and decreases) over the three-year period because awards are denominated in stock units and payable in shares.

The Human Capital and Compensation Committee reviewed our PRU program in 2022 and changed the TSR component of the program from an overall modifier during the three year period to an additive component. Beginning with issuances of PRUs in 2023 and thereafter, the Recipient can earn the PRU based on the Company’s performance in (a) achieving annual financial performance goals established by the Committee, and (b) achieving a total stockholder return (“TSR”) over three successive fiscal years. The amount of the PRU Award will range from 0% to 200% of the annual target goals as determined after the end of each year based upon the Company’s performance against the annual financial performance goals and three-year TSR as reviewed and approved by the Committee. No PRU will be awarded if performance is below minimum levels.

The table below illustrates the multi-year components and weighting as a % of 100%.

2023 Plan	Revenue	EBITDA	TSR (3 year)
Year 1	13 and 1/3%	13 and 1/3%	20%
Year 2	13 and 1/3%	13 and 1/3%
Year 3	13 and 1/3%	13 and 1/3%
Totals	40%	40%	20%

At the Target Level, 13 and 1/3% of the Target Amount will vest based on the Company’s revenues, and 13 and 1/3% of the Target amount will vest based on the Company’s EBITDA in the first fiscal year of the program fiscal relative to the target milestone set forth by the Committee at the beginning of each year. Therefore, at the Target Levels, 26 and 2/3% of the Target Amount will be based on the Company’s financial performance with respect to one or more target milestones established by the Committee for each of fiscal year.

TTM TECHNOLOGIES, INC.	41

As milestones are achieved, a portion of the Target Amount shall be credited in the Recipient’s constructive account. The amounts credited for each fiscal year in connection with each of the annual revenue goal and EBITDA goal as a percentage of 13 and 1/3% will be as follows: 0% if performance is below minimum level, 6 and 2/3% if performance is at minimum level of 60% of the annual goal (the “Minimum Level vs. the Goal”), 13 and 1/3% if performance is equal to the annual goal (the “Target Level”), and 26 and 2/3% if performance is at or above maximum level of 120% of the annual goal (the “Maximum Level vs. the Goal”). For performance between the Minimum Level vs. the Goal and the Target Level, a proportionate percentage between 6 and 2/3% and 13 and 1/3% will be applied based on relative performance. For performance between the Target Level and the Maximum Level vs. the Goal, a proportionate percentage between 13 and 1/3% and 26 and 2/3% will be applied based on relative performance between target and maximum. The amount credited each PRU recipient’s constructive account at the end of each year during the three year performance period is the “Conditional PRU Award.”

Following the completion of the three year performance period, the Conditional PRU Award will be adjusted by adding the TSR calculation. The threshold level of TSR performance is at the 25th percentile of the TSR Peer Group at the end of the three year period (the “Minimum TSR Level”), the target level performance is the 50th percentile of the TSR Peer Group (the “Target Level”) and the maximum level of TSR performance shall be at or above the 75th percentile of the TSR Peer Group at the end of the three year period (the “Maximum TSR Level”). The TSR Component will be based on the Company’s fiscal three-year common stock price change as compared to the fiscal three-year common stock price change for each company listed in the TSR Peer Group over the same period. For performance between the Minimum TSR Level and the Target Level, a proportionate TSR Component percentage between 50% and 100% will be applied based on actual relative performance and for performance between the Target Level and the Maximum TSR Level, a proportionate TSR Component percentage between 100% and 200% will be applied based on actual relative performance. The TSR Component will be equal to zero if the Minimum TSR Level is not met, resulting in no payout for this stand-alone component of the PRU program. The TSR Component shall equal 20% of the Target Amount at the Target Level performance after the three year period. The TSR Component shall equal 40% of the Target Amount at or above the Maximum TSR Level performance at the end of the three year period. The chart below illustrates the TSR Component with respect to the Company’s TSR performance relative to the TSR of the TSR Peer Group during the Performance Period:

Payout of Target Amount Relative to TSR Peer Group TSR
Minimum	Target	Maximum
(25thpercentile)	(50thpercentile)	(75thpercentile or above)
50%	100%	200%

Equity Award Mix. Our human capital and compensation committee may in the future adjust the mix of equity award types or approve different awards as part of the overall long-term incentive award. Awards made in connection with a new, extended or expanded employment relationship may involve a different mix of performance and time-vested RSUs, options or other equity-related awards depending on our human capital and compensation committee’s assessment of the total compensation package being offered.

Long-Term Equity Awards for 2023. Our human capital and compensation committee balances the mix of time-vested RSUs, which are designed to promote retention, and PRUs, which are designed to grow long-term value with our Company, in accordance with the overall philosophy valuing both components of equity compensation, with an emphasis on driving long-term value. In determining the ratio between PRU and time-vested RSU awards, the human capital and compensation committee reviewed and took into consideration compensation practices at other companies, our Compensation Consultants’ recommendations, and the human capital and compensation committee’s desire to ensure that a significant portion of equity compensation be tied to our Company’s performance against our peers. Additionally, the human capital and compensation committee desired to ensure that its equity program was competitive, provided long-term retention of critical leadership talent, and best aligned pay practices with the interests of our stockholders. The following table sets

TTM TECHNOLOGIES, INC.	42

forth the value of our 2023 equity awards and the number of time-vested RSUs and (at target) PRUs awarded to our executive officers for 2023.

	Dollar Value of Equity Grants			Number of Shares of Equity Grants(1)
Name	Performance	Time-Vested	Total	Performance	Time-Vested(2)	Total
Thomas T. Edman	$1,540,000	$660,000	$2,200,000	111,918	47,965	159,883
Daniel L. Boehle	$175,000	$427,000	$602,000	13,157	32,105	45,262
Catherine A. Gridley	$495,000	$405,000	$900,000	35,973	29,433	65,406
Todd B. Schull	$—	$416,000	$416,000	—	30,232	30,232
Douglas L. Soder	$522,000	$428,000	$950,000	37,936	31,104	69,040
Philip Titterton	$605,000	$495,000	$1,100,000	43,968	35,973	79,941

(1)
The number of RSUs awarded to each of our executive officers, except for Daniel L Boehle, was calculated using a dollar value per share of $13.76, which was the six-month trailing average closing price of our common stock as of June 22, 2023, the grant date for those awards. On June 22, 2023, the closing sales price for our common stock was $13.89. The number of RSUs awarded to Daniel L. Boehle was calculated using a dollar value per share of $13.30, which was the six-month trailing average closing price of our common stock as of August 21, 2023, the grant date for those awards. On August 21, 2023, the closing sales price for our common stock was $14.68.
(2)
One-third of the Time-Vested RSUs vest on each of the first three anniversaries of the grant date.

The annual financial performance goal or goals for future years will be established in the first quarter of each of those subsequent years, and may or may not be based on our revenue and/or adjusted EBITDA in those years. Whether any units credited under our future grants will be paid out in shares at the end of the applicable three-year period will depend on future results and our TSR during that period, neither of which is determinable until the end of the three-year period.

Settlement of PRUs for 2021-2023 Performance Period. The PRUs granted in 2021 have vested and resulted in the issuance of shares to some of our executive officers. The below charts detail the calculations of the PRUs that vested in 2023 and were paid out in 2024. The final TSR modifier was 70%, which was then applied against the financial results for each tranche resulting in the final shares released, which was 75.1% of the original granted shares.

Name	Original # Granted Shares	# Shares ’21 Rev	# Shares ’21 Adjusted EBITDA	# Shares ’22 Rev	# Shares ’22 Adjusted EBITDA	# Shares ’23 Rev	# Shares ’23 Adjusted EBITDA	TSR Multiplier Final Shares Released
% of Achievement vs Budget		79.7%	67.1%	76.0%	110.1%	57.5%	60.2%	75.1%
Thomas T. Edman	86,717	11,513	9,704	10,983	15,914	8,312	8,696	65,122
Todd B. Schull	34,067	4,523	3,812	4,315	6,252	3,265	3,416	25,583
Douglas L. Soder	34,067	4,523	3,812	4,315	6,252	3,265	3,416	25,583
Philip Titterton	34,067	4,523	3,812	4,315	6,252	3,265	3,416	25,583
Catherine A. Gridley	28,355	3,765	3,173	3,591	5,204	2,718	2,843	21,294

TTM TECHNOLOGIES, INC.	43

The following chart lists each of the companies that have been included by our human capital and compensation committee in the Executive Compensation Peer Group and TSR Peer Groups for 2022 and 2023:

Companies	Executive Compensation Peer Group		TSR Peer Group
	2022	2023	2022	2023
AAR Corp.		✓
Advanced Micro Devices	✓
Aerojet Rocketdyne Holdings		✓
Amphenol			✓	✓
AT&S			✓	✓
AVX	✓
BAE				✓
Benchmark Electronics	✓	✓	✓	✓
Celestica	✓	✓	✓	✓
Chin Poon Industrial			✓	✓
Cobham			✓
Crane Aerospace		✓	✓	✓
Cubic	✓
Curtiss-Wright	✓	✓
Daeduck Electronics			✓	✓
DRS Rada				✓
Fabrinet	✓	✓
Firan Technology Group			✓	✓
Flextronics International			✓	✓
Gold Circuit Electronics			✓	✓
Hexcel Corporation		✓
IPG Photonics Corporation		✓
ISU Petasys			✓	✓
Jabil			✓	✓
Kimball Electronics		✓
L3 Harris				✓
Leidos				✓
Littelfuse, Inc.		✓
Methode Electronics		✓
Mercury Systems		✓	✓	✓
Moog	✓	✓
Nanya Technology			✓
ON Semiconductor	✓
Plexus	✓	✓	✓	✓
Samsung Electro-Mechanics			✓
Sanmina	✓	✓	✓	✓
Teledyne Technologies	✓	✓
Trimble Navigation	✓	✓
Tripod Technology			✓	✓
Triumph Group	✓	✓
Unimicron Technology			✓
Unitech Printed Circuit Board			✓
Vishay	✓	✓
WUS Printed Circuit			✓	✓
Zebra Technologies	✓	✓
Zhen Ding Technology Holding			✓	✓

TTM TECHNOLOGIES, INC.	44

The peer groups are not used for the stock price performance graph included in our Annual Report on Form 10-K for the year ended January 1, 2024. That Form 10-K performance graph compares the cumulative total stockholder return on our common stock against the cumulative total return on the NASDAQ Composite Index and the Dow Jones U.S. Electrical Components & Equipment Index.

Exequity recommended the use of peer group data (where available) combined with data obtained from a broader compensation survey conducted by AON Radford (the “AON Radford Survey”) for comparing compensation of our executive officers. Exequity recommended the use of the AON Radford Survey for companies in the semiconductor, computer storage and peripherals, and communications equipment industries with approximate annual revenues between $1.0 billion and $5.0 billion, in order to align with the criteria used to select our 2023 Peer Group.

As discussed above, our compensation philosophy targets the compensation levels of our executive officers around the 50th percentile of comparable officers at comparable companies, as derived from both peer group data and broader composite survey data. Our human capital and compensation committee may have varied from this target range for various elements of compensation depending on the executive officer’s job performance, skill set, level of responsibilities, prior compensation and business conditions. The compensation for our executive officers discussed herein for 2023 falls generally within this targeted range.

Our human capital and compensation committee intends to continue its practice of retaining consultants from time to time, as it deems appropriate, to advise it with respect to its policies and to provide compensation data from comparable companies.

Risk Management Considerations. Our human capital and compensation committee believes that our performance-based bonus and equity programs for all eligible employees, including our executive officers, provide incentives to create long-term stockholder value. Several elements of the programs are also designed to discourage behavior that leads to excessive risk:

•
Annual incentive bonus compensation programs for management personnel are based on a combination of consolidated company, business unit and/or facility results, as well as individual goals that are established with input from the specific employee and their supervisors. This type of program design motivates business units to work together to achieve greater returns for our stockholders. In any one year, because we are comprised of a number of different business units, managers in high-performing business units may receive significantly more compensation than managers in business units that do not perform as well.
•
Our human capital and compensation committee believes that operating income and operating cash flow as a percentage of revenues, the financial metrics used to determine the amount of an executive’s annual incentive bonus, are measures that drive long-term stockholder value. Moreover, the committee attempts to set ranges for these metrics that encourage success without encouraging excessive risk taking to achieve short-term results.
•
The use and equal weighting of both revenue and adjusted EBITDA performance metrics in our PRU program limits the ability of an executive to be rewarded for taking excessive risk on behalf of our Company by, for example, seeking revenue-enhancing opportunities at the expense of adjusted EBITDA, since performance is required on both metrics to maximize payout under the Company’s PRU program.
•
The metrics used to determine vesting of our PRUs are based on rolling three-year performance periods of our Company’s performance and the price of the stock of the Company over a six-month average. The committee believes that these extended performance periods encourage executives to attain sustained performance over several periods, rather than performance in a more limited period.
•
Our time-vested RSUs vest over a three-year period, encouraging executives to strive for long-term appreciation in equity values.

TTM TECHNOLOGIES, INC.	45

•
Our management incentive plan provides that executives will only receive payments if the Company achieves at least 50% of the target operating income set by our Board of Directors in any given year. Similarly, our PRU program provides that executives will “bank” PRU shares if we achieve at least 50% of the revenue and adjusted EBITDA targets. The committee believes that these minimum thresholds discourage management from taking excessive risk to achieve performance at a higher percentage of the established target.
•
Our management incentive plan and PRU program both have maximum caps which limit payouts while also recognizing exceptional performance. Maximum caps encourage management to exceed established performance targets however mitigate risk by limiting payouts which avoid excessive risk-taking or the sacrificing of future period performance.
•
Our PRU program uses a modifier of our TSR which is based on stock price fluctuations over a three-year period (using for each year’s awards the six-month trailing average closing price of the beginning of each year compared to the six- month trailing average closing sales price three years later) relative to the TSR of peer companies selected by our human capital and compensation committee. Our human capital and compensation committee believes that the use of a six-month trailing average closing stock price mitigates the potential risks of basing potential PRU payments on changes in stock prices that may not be reflective of long-term performance.
•
Because each of our executives is subject to our insider trading policy, among other restrictions, our executives are prohibited from pledging and hedging their shares of our stock.
•
Our Chief Executive Officer and his direct reports are subject to stock ownership guidelines. The guidelines provide that the Chief Executive Officer shall attain stock ownership with a value of five times salary within five years of tenure and that the direct reports of the Chief Executive Officer shall attain stock ownership with a value of three times salary within five years of the adoption of the policy or the executive’s tenure.

Other Compensation Elements

Nonqualified Deferred Compensation. We have a deferred compensation plan that allows our directors, executive officers and other eligible employees to voluntarily defer receipt, on a pre-tax basis, of some of the compensation they have earned. This plan allows eligible employees to defer more compensation than they otherwise would be permitted to defer under our 401(k) savings plan. Our human capital and compensation committee approved the deferred compensation plan as a competitive practice to help us attract and retain top talent, and we expect to re-evaluate the plan from time to time. Amounts credited under the plan are credited with deemed earnings, but we do not provide matching or other employer contributions under this plan. Due to its conservative design, the benefits provided under our deferred compensation plan are not considered a material element of an executive officer’s overall compensation package.

Other Compensation. All of our executive officers are eligible to participate in our employee benefit plans, including medical, dental, life insurance, and 401(k) plans. These plans are available to all of our employees and do not discriminate in favor of executive officers. It is generally our policy to not extend significant perquisites to executives that are not broadly available to our other employees. In designing these elements, we seek to provide an overall level of benefits that is competitive with that offered by similarly situated companies in the markets in which we operate based upon our general understanding of industry practice. These benefits are not considered by our human capital and compensation committee in determining the compensation of our executive officers.

Severance Payments and Accelerated Vesting of Equity Awards Upon Termination and/or a Change in Control.

All Employees.

We provide, in the event of a voluntary termination of employment in connection with retirement, our termination of a retirement-eligible employee without cause, or termination by reason of death or Disability,

TTM TECHNOLOGIES, INC.	46

for the acceleration of vesting of a pro-rated amount of RSUs based upon the number of months the retired, retirement-eligible, deceased or disabled employee was employed with us during the vesting period. In all other terminations of employment, including termination without cause, all unvested RSUs will be forfeited.

Executive Officers and Certain Senior Officers.

Our Board of Directors has approved Executive Change in Control Severance Agreements (“Severance Agreements”) for each of our executive officers and several other senior officers. Each of the Severance Agreements are “double trigger” severance agreements which provide that, subject to our Company receiving a general release of claims from the executive, in the event the executive’s employment is terminated (i) by our Company without “Cause” during a “Pending Change in Control” (as such terms are defined in the Severance Agreement) or within 12 months following a “Change in Control” (as defined in the Severance Agreement) or (ii) by the executive for “Good Reason” (as defined in the Severance Agreement) within 12 months following a Change in Control, the executive will be entitled to receive payments without gross-ups as set forth in the disclosure provided on the Potential Payments Upon Change in Control or Termination chart on page 54.

The incentive equity agreements provided to each executive that has received RSUs and PRUs provide that upon a change in control, so long as the acquiring entity assumes the equity awards, the executives would continue to vest in their previously granted equity awards. However, if upon a change in control the executive’s employment is terminated within twelve months of the change in control or, if the acquiring entity does not assume the equity awards granted to executives prior to the change in control, the unvested awards of RSUs and PRUs then outstanding would immediately vest, in full and at target, at the time of the change in control.

Calculations of the payments due to our named executive officers upon certain terminations of employment and/or in connection with a change in control are set forth under “Potential Payments Upon Change in Control or Termination.”

Other Arrangements

Director and Officer Indemnification Agreement. We have entered into an amended and restated indemnification agreement with each of our directors and an indemnification agreement with certain of our corporate officers, including all of our named executive officers. Pursuant to this indemnification agreement, each director or officer that is a party thereto will be indemnified to the fullest extent permitted by applicable law against all expenses, judgments, penalties, fines, and amounts paid in settlement actually and reasonably incurred by such director or officer, or on such director or officer’s behalf, arising out of service as a director or officer. The indemnification agreement further provides procedures for the determination of an indemnitee’s right to receive indemnification and the advancement of expenses.

Prohibitions on Hedging and Pledging of Shares. Among other things, our insider trading policy prohibits our executive officers from engaging in put, call, derivative or short sale transactions, as well as pledging our securities as collateral for a loan.

Stock Ownership Guidelines. In January 2019, our board amended its stock ownership guidelines for our Chief Executive Officer and adopted new stock ownership guidelines for our Chief Executive Officer’s direct reports. Those guidelines provide that within a period of five years, the Chief Executive Officer is to attain stock ownership with a value of five times his base salary and the direct reports to the Chief Executive Officer are to attain stock ownership with a value of three times base salary.

Clawback Policy. In 2023, our board reviewed and revised its existing clawback policy to permit the adjustment or recovery of incentive based awards or payments if the relevant performance measures upon which they are based are restated or otherwise adjusted in a manner that would reduce the size of an award or payment. In the event the Company is required to prepare an accounting restatement with any reporting requirement under U.S. Federal Securities law or in the event of a material violation of the Company’s Code of Conduct by a covered executive, the human capital and compensation committee may, as it deems appropriate, recoup any and all covered compensation issued to the covered executive. In addition, the Company may take

TTM TECHNOLOGIES, INC.	47

such other disciplinary action against any covered executive as it deems necessary and appropriate, including termination of employment. A copy of the Clawback Policy is available to view on the Company’s website.

Approval Process for Equity Grants

Executives and other employees currently receive long-term equity awards pursuant to the terms of our 2023 Plan. Awards may also be granted outside of the 2023 Plan to the extent those grants are permitted by the NASDAQ rules. Our human capital and compensation committee administers the 2023 Plan and establishes the rules for all awards granted thereunder, including grant guidelines, vesting schedules, and other provisions. The human capital and compensation committee reviews these rules from time to time and considers, among other things, the interests of our stockholders, market conditions, information provided by our compensation consultant and legal advisor, performance objectives, and recommendations made by our Chief Executive Officer.

Our human capital and compensation committee reviews awards for all employees. The human capital and compensation committee has established a process in which our human capital and compensation committee reviews the recommendations of our Chief Executive Officer for executives (other than himself) and other employees, modifies the proposed grants in certain circumstances, and approves the awards effective as of the date of its approval.

Equity awards are granted at scheduled board meetings. We have no practice of timing board meetings or grants of equity awards to coordinate with the release of material non-public information, and we have not timed the release of material non-public information for the purpose of affecting the value of named executive officer compensation. In addition, our practice of calculating the number of equity awards based on the six-month trailing average closing price of our common stock mitigates the effects of both our stock price volatility and the impact of grant timing.

Impact of Tax and Accounting

As a general matter, our human capital and compensation committee takes into account the various tax and accounting implications of the compensation vehicles employed by us. However, while structuring compensation programs that result in more favorable tax and financial reporting treatment is a general principle, our human capital and compensation committee balances these goals with other business needs that may be inconsistent with obtaining the most favorable tax and accounting treatment for each component of compensation.

Under the Tax Cuts and Jobs Act and subject to certain grandfathering rules, effective 2018, the performance-based compensation exception has been eliminated and the definition of “covered employee” has been expanded (before 2018, the Chief Financial Officer and individuals who were covered employees in past years were not treated as covered employees). As a result, the Company generally will not be able to obtain a tax deduction for compensation paid to a covered employee in excess of $1 million. However, in establishing the cash and equity incentive compensation programs for our executive officers, our human capital and compensation committee believes that the potential deductibility of the compensation payable under those programs should be only one of a number of relevant factors taken into consideration, and not the sole or primary factor. The human capital and compensation committee believes that cash and equity incentive compensation must be maintained at the requisite level to attract and retain the executive officers essential to our financial success, even if all or part of that compensation may not be deductible by reason of the limitations of Section 162(m) of the Code.

Tax Implications for Officers. Certain types of deferred compensation for executive officers that do not comply with Section 409A of the Code may be subject to additional income taxes. We attempt in good faith to structure compensation so that it either conforms to the requirements of, or qualifies for an exception under Code Section 409A. Section 280G of the Code imposes an excise tax on payments to executives of severance or change in control compensation that exceed the levels specified in the Section 280G rules. Our executive officers could receive the amounts shown in the section entitled “Potential Payments Upon Change in Control or

TTM TECHNOLOGIES, INC.	48

Termination” below as severance or change in control payments that could trigger this excise tax. We do not offer our officers as part of their change in control benefits any gross ups related to this excise tax under Code Section 4999.

Accounting Considerations. When determining amounts of long-term incentive grants to executives and employees, our human capital and compensation committee examines the accounting cost associated with the grants. Under ASC Topic 718, Compensation – Stock Compensation, grants of stock options and restricted stock units result in an accounting charge equal to the grant date fair value of those securities. For time-vested RSUs, the accounting cost is generally equal to the fair market value of the underlying shares of common stock on the grant date of the award. The cost is then amortized over the requisite service period. For PRUs, the accounting cost is calculated using a Monte Carlo simulation model. Our human capital and compensation committee believes that the many advantages of equity compensation, as discussed above, more than compensate for the non-cash accounting expense associated with them.

HUMAN CAPITAL AND COMPENSATION COMMITTEE REPORT

The material in the following report of the human capital and compensation committee is not “soliciting material”, is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Our human capital and compensation committee has reviewed and discussed with management the Compensation Discussion and Analysis included in this proxy statement. Based on such review and discussion, the human capital and compensation committee recommended to our Board of Directors, and our Board of Directors approved, that the Compensation Discussion and Analysis be included in this proxy statement.

Rex D. Geveden, Chair

Chantel E. Lenard

Pamela B. Jackson

Human Capital and Compensation Committee Interlocks and Insider Participation

The members of the human capital and compensation committee during 2023 were Mr. Geveden (chair), Ms. Jackson, and Ms. Lenard. None of these individuals had any contractual or other relationships with us during 2023 except as directors. In addition, during 2023, none of our executive officers served on a board of directors or compensation committee of any other entity that has or has had one or more executive officers who served as a member of our Board of Directors or our human capital and compensation committee.

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EXECUTIVE COMPENSATION

Fiscal Year 2023 Summary Compensation Table

The following table sets forth compensation information for NEOs.

Name and Principal Position	Year	Salary	Stock Awards (1)	Non- Equity Incentive Plan Compensation (2)	All Other Compensation (3)	Total

Thomas T. Edman	2023	$852,000	$1,221,347	$1,022,976	$13,200	$3,109,523
President, Chief Executive Officer	2022	$824,000	$1,064,521	$2,103,044	$12,200	$4,003,765
	2021	$762,500	$1,017,226	$803,758	$11,600	$2,595,084

Daniel L. Boehle (4)	2023	$186,923	$536,560	$148,855	$—	$872,338
Executive Vice President and
Chief Financial Officer

Todd B. Schull (5)	2023	$550,000	$419,922	$417,573	$14,700	$1,402,195
Former Executive Vice President and	2022	$525,000	$551,403	$797,463	$13,300	$1,887,166
Chief Financial Officer	2021	$492,500	$590,618	$335,989	$11,600	$1,430,707
						$—
Catherine A. Gridley	2023	$456,155	$587,250	$479,539	$13,200	$1,536,144
Executive Vice President and	2022	$427,500	$507,439	$600,173	$12,200	$1,547,312
President, A&D Sector	2021	$387,500	$492,488	$202,225	$11,600	$1,093,813

Douglas L. Soder	2023	$516,157	$620,198	$374,328	$53,208	$1,563,891
Executive Vice President and	2022	$507,500	$551,403	$771,744	$(63,551)	$1,767,096
President Commercial Sector	2021	$492,500	$590,618	$509,762	$292,860	$1,885,740

Philip Titterton	2023	$550,770	$717,746	$420,064	$13,200	$1,701,780
Executive Vice President and	2022	$525,000	$596,255	$791,785	$17,723	$1,930,763
Chief Operating Officer	2021	$440,000	$590,618	$297,121	$11,600	$1,339,339

(1)
The grant date fair value of all stock awards has been calculated in accordance with ASC Topic 718, Compensation – Stock Compensation. In the case of time-based RSUs, the value is determined by multiplying the number of RSUs granted by the closing price of our common stock on the grant date. In the case of PRUs, the grant date fair value can only be determined for those tranches for which the revenue and EBITDA targets have been set as of the reporting date. As a result, the grant date fair value of PRUs is calculated using only the first tranche of each award; the second and third tranches are not included because the relevant performance-based vesting conditions have not been determined as of the initial reporting date of the awards. We use a Monte Carlo simulation model to calculate the grant date fair value of PRUs. For a discussion of valuation assumptions used in determining the grant date fair value of the awards, see Note 14 to our consolidated financial statements, included in our Annual Report on Form 10-K filed with the SEC on February 27, 2024. Prior to 2023, PRUs have a potential payout of 0% to 240% of the target amount. For 2023, PRUs have a potential payout of 0% to 200% of the target amount. The PRU award values at the respected grant date, assuming the highest level of performance (200% for 2023 and 240% for 2022 and 2021) and the closing share price on such dates, are illustrated in the supplemental table below. The closing share price on 2023, 2022, and 2021 award date was $13.89, $12.48, and $14.39, respectively. For the actual number of PRUs earned for the performance periods, see the “Outstanding Equity Awards at Fiscal Year-End” table.

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	Value at Max Performance

Name	2023	2022	2021
Thomas T. Edman	$3,109,082	$3,128,966	$2,994,858
Daniel L. Boehle(4)	$386,290	--	--
Catherine A. Gridley	$999,330	$1,009,892	$979,268
Todd B. Schull (5)	--	$1,098,370	$1,176,538
Douglas L. Soder	$1,053,861	$1,098,370	$1,176,538
Philip Titterton	$1,221,431	$1,186,848	$1,176,538

(2)
Amounts represent bonuses paid based on Company performance criteria established in the annual incentive bonus plan for each year shown. These bonuses were earned in such fiscal year, but not paid until the next fiscal year.
(3)
For Messrs. Edman, Titterton, and Ms. Gridley, the amounts represent matching contributions by us to our 401(k) plan. For Mr. Schull, the amounts represent matching contributions by us to our 401(k) plan and remote allowance. For Mr. Soder, the amounts represent (i) matching contributions by us to our 401(k) plan and remote allowance, and (ii) taxable relocation amount of $38,508.
(4)
Mr. Boehle succeeded Mr. Schull as our Executive Vice President and Chief Financial Officer on September 11, 2023.
(5)
Mr. Schull stepped down as our Executive Vice President and Chief Financial Officer, effective September 11, 2023, and thereafter acted as a special advisor to the Chief Executive Officer until his retirement on December 31, 2023.

GRANTS OF PLAN-BASED AWARDS

Fiscal Year 2023 Grants of Plan-Based Awards

The following table provides information on awards granted under our annual management incentive plan for fiscal year 2023 and awards of PRUs and awards of time-based RSUs granted as part of 2023 long-term incentive compensation.

			Estimated Future Payouts				Estimated Future Payouts			All Other Stock Awards: Number of	Fair Value	Grant-Date
	Type of	Grant	Under Non-Equity Incentive Plan Awards(1)				Under Equity Incentive Plan Awards(2)			Shares of Stock	of Stock Awards	Fair Value of Stock
Name	Award	Date	Threshold		Target	Maximum	Threshold	Target	Maximum	or Units(3)	($/Sh)	Awards(4)
Thomas T. Edman	Incentive Bonus		$320,625	$320,625	$1,125,000	$2,306,284
	PRU	6/22/2023					—	111,918	223,836		$14.88	$555,113
	RSU	6/22/2023								47,965	$13.89	$666,234

Daniel L. Boehle	Incentive Bonus		$142,560		$432,000	$820,800
	PRU	8/21/2023					—	13,157	26,314		$14.88	$65,259
	RSU	8/21/2023								32,105	$14.68	$471,301

Catherine A. Gridley	Incentive Bonus		$124,080		$376,000	$714,400
	PRU	6/22/2023					—	35,973	71,946		$14.88	$178,426
	RSU	6/22/2023								29,433	$13.89	$408,824

Todd B. Schull	Incentive Bonus		$145,200		$440,000	$836,000
	PRU	6/22/2023									$14.88	$—
	RSU	6/22/2023								30,232	$13.89	$419,922

Douglas L. Soder	Incentive Bonus		$139,920		$424,000	$805,600
	PRU	6/22/2023					—	37,936	75,872		$14.88	$188,163
	RSU	6/22/2023								31,104	$13.89	$432,035

Philip Titterton	Incentive Bonus		$147,840		$448,000	$851,200
	PRU	6/22/2023					—	43,968	87,936		$14.88	$218,081
	RSU	6/22/2023								35,973	$13.89	$499,665

(1)
Amounts represent the range of possible cash payouts for 2023 awards under our management incentive bonus plan.

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(2)
Amounts represent the range of shares that may be released at the end of the three-year performance period applicable to the PRU award assuming achievement of threshold performance. If our revenue and EBITDA performance is below threshold for each year during the performance period or if our TSR for the period is in the bottom 25th percentile of the TSR Peer Group, no shares will be released at the end of the period. See the discussion of PRU awards under “Compensation Discussion and Analysis — Equity Awards.”
(3)
The RSU awards vest one-third on each of the first, second and third anniversaries of the date of grant.
(4)
See footnote (1) to the Fiscal Year 2023 Summary Compensation Table for a description of the method used to determine the grant date fair value of stock awards.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth the outstanding equity awards held by our named executive officers as of January 1, 2024.

							Equity
							Incentive
					Equity		Plan
					Incentive		Awards:
				Market	Plan		Market
				Value of	Awards:		Value of
				Shares	Number of		Unearned
				or Units	Unearned		Shares,
		Number of		of	Shares, Units		Units or
		Shares or		Stock	or Other		Other
		Units of Stock		that	Rights that		Rights that
	Grant	that Have Not		Have Not	Have Not		Have Not
Name	Date	Vested		Vested(1)	Vested		Vested(1)
Thomas T. Edman(2)	6/22/2023	47,965	(3)	$758,327	106,962	(7)	$1,691,069
	6/22/2022	29,874	(4)	$472,308	110,379	(8)	$1,745,092
	6/22/2021	12,388	(5)	$195,854	65,122	(9)	$1,029,579

Daniel L. Boehle	8/21/2023	32,105	(6)	$507,580	12,574	(7)	$198,795

Catherine A. Gridley	6/22/2023	29,433	(3)	$465,336	34,380	(7)	$543,548
	6/22/2022	18,395	(4)	$290,825	35,626	(8)	$563,247
	6/22/2021	7,754	(5)	$122,591	21,294	(9)	$336,658

Todd B. Schull	6/22/2022	—	(4)	$—	38,747	(8)	$612,590
	6/22/2021	—	(5)	$—	25,583	(9)	$404,467

Douglas L. Soder	6/22/2023	31,104	(3)	$491,754	36,256	(7)	$573,207
	6/22/2022	19,980	(4)	$315,884	38,747	(8)	$612,590
	6/22/2021	9,291	(5)	$146,891	25,583	(9)	$404,467

Philip Titterton	6/22/2023	35,973	(3)	$568,733	42,021	(7)	$664,352
	6/22/2022	21,613	(4)	$341,702	41,869	(8)	$661,949
	6/22/2021	9,291	(5)	$146,891	25,583	(9)	$404,467

(1)
Based on the closing price of our common stock on January 1, 2024.
(2)
Mr. Edman has 35,261 shares issuable upon delivery of shares underlying vested RSUs, of which the delivery of 18,826 shares is deferred until retirement and the delivery of 16,435 shares is deferred until one year after retirement from our Board of Directors.
(3)
Such RSUs will vest one-third on each of June 22, 2024, 2025, and 2026.
(4)
Such RSUs will vest 50% on each of June 22, 2024 and 2025.
(5)
Such RSUs will vest on June 22, 2024.
(6)
Such RSUs will vest one-third on each of August 21, 2024, 2025 and 2026
(7)
Represents the number of PRUs granted in fiscal 2023, adjusted for actual achievement during 2023 on the annual metrics of revenue and EBITDA (each of which is equally weighted) with respect to the first one-third portion of the award attributable to 2023 performance. For 2023, performance on the annual revenue metric was 88.1% of target and performance on the annual EBITDA metric was 90.6% of target, resulting in a blended multiplier of 89.4% for the 2023 performance period. The blended multiplier of 89.4% for the 2023 performance period applies to the first one-third of the PRU; and the remaining units are reported at target and

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will be adjusted based on actual revenue and EBITDA performance during the applicable performance periods. Total PRUs credited at the conclusion of 2024 will be adjusted by our performance on TSR as compared to the TSR Peer Group, which will determine the number of shares, if any, released at the end of the three-year performance period.
(8)
Represents the number of PRUs granted in fiscal 2022, adjusted for actual achievement during the annual metrics of revenue and EBITDA (each of which is equally weighted) with respect to the first one-third portion of the award attributable to 2022 performance and the second one-third portion of the award attributable to 2023 performance and the remaining one-third portion of the award attributable to 2023 performance. For 2022, performance on the annual revenue metric was 102.9% of target and performance on the annual EBITDA metric was119.1% of target, resulting in a blended multiplier of 111% for the 2022 performance period. For 2023, performance on the annual revenue metric was 88.1% of target and performance on the annual EBITDA metric was 90.6% of target, resulting in a blended multiplier of 89.4% for the 2023 performance period. The blended multiplier of 111% for the 2022 performance period applies to the first one-third of the PRUs; the blended multiplier of 89.4% for the 2023 performance period applies to the second one-third of the PRUs; and the remaining units are reported at target and will be adjusted based on actual revenue and EBITDA performance during the 2023 performance period. Total PRUs credited at the conclusion of 2023 will be adjusted by our performance on TSR as compared to the TSR Peer Group, which will determine the number of shares, if any, released at the end of the three- year performance period.
(9)
Represents the number of PRUs granted in fiscal 2021, adjusted for actual achievement during 2021, 2022 and 2023 on the annual metrics of revenue and EBITDA (each of which is equally weighted) with respect to the first one-third portion of the award attributable to 2021 performance, the second one- third portion of the award attributable to 2022 performance and the remaining one-third portion of the award attributable to 2023 performance. For 2021, performance on the annual revenue metric was 104.6% of target and performance on the annual EBITDA metric was 97.3% of target, resulting in a blended multiplier of 100.9% for the 2021 performance period. For 2022, performance on the annual revenue metric was 102.9% of target and performance on the annual EBITDA metric was 119.1% of target, resulting in a blended multiplier of 111% for the 2022 performance period. For 2023, performance on the annual revenue metric was 88.1% of target and performance on the annual EBITDA metric was 90.6% of target, resulting in a blended multiplier of 89.4% for the 2023 performance period. The blended multiplier of 100.9% for the 2021 performance period applies to the first one- third of the PRUs; the blended multiplier of 111% for the 2022 performance period applies to the second one-third of the PRUs; and the blended multiplier of 89.4% for the 2023 performance period applies to the remaining one-third of the PRUs. Total PRUs credited at the conclusion of 2023 are adjusted by our performance on TSR as compared to the TSR Peer Group, which determines the number of shares, if any, released at the end of the three- year performance period. Our TSR performance over such three-year performance period was at the 20th percentile, which resulted in a TSR modifier of 70% that applies to the shares banked under the 2021 PRU Awards. As a result, final payout under the 2021 PRU awards was 75.1% of the target number of shares granted. Such PRUs vested on February 22, 2024.

Stock Vested In Fiscal Year 2023

The following table sets forth information concerning the value realized by each of our named executive officers upon the vesting of stock awards during Fiscal Year 2023.

	Stock Awards

Name	Number of Shares Acquired on Vesting	Value Realized on Vesting(1)
Thomas T. Edman	136,185	$1,876,315
Catherine A. Gridley	54,999	$759,148
Todd B. Schull	66,154	$912,961
Douglas L. Soder	66,154	$912,961
Philip Titterton	66,970	$924,295

(1)
The value realized equals the fair market value of our common stock on the date of vesting multiplied by the number of shares released on vest date.

2023 Nonqualified Deferred Compensation Table

Under our nonqualified deferred compensation plan, our named executive officers are permitted to defer up to 100% of annual incentive bonuses received in a particular plan year. Interest on contributions is based on the valuation funds selected by our human capital and compensation committee and subsequently chosen by the participant. Funds held under the plan are paid out six months following the separation of any participant from service with our Company. The payout term will be in the form selected by the individual participant, unless the participant’s separation from service with our Company is prior to retirement (which is considered under the plan to be on or after attainment of age 62 with at least five years of continuous service with our

TTM TECHNOLOGIES, INC.	53

Company). If separation occurs prior to retirement or the participant’s account balance is under $25,000, the payout will be made in the form of a lump sum.

The following table sets forth information concerning our named executive officers’ contributions, earnings, and balances under our nonqualified deferred compensation plan for the fiscal year 2023. We do not contribute to the deferred compensation plan.

Name	Aggregate Beginning Balance	Executive Contributions in Last Fiscal Year(1)	Employer Contributions in Last Fiscal Year	Aggregate Earnings in Last Fiscal Year(2)	Aggregate Withdrawals/ Distributions	Aggregate Balance in Last Fiscal Year End
Thomas T. Edman	$2,626,363	$2,053,623	—	$316,816	—	$4,996,802
Daniel L. Boehle	—	—	—	—	—	—
Catherine A. Gridley	—	—	—	—	—	—
Todd B. Schull	$3,478,602	$598,097	—	$833,315	—	$4,910,014
Douglas L. Soder	$811,947	385,872	—	$224,102	—	$1,421,921
Philip Titterton	—	—	—	—	—	—

(1)
Reflects amounts of the Non-Equity Incentive Compensation earned and reported in the Summary Compensation Table for Fiscal Year 2023, but were deferred from payment in fiscal 2023.
(2)
We do not provide above-market or preferential earnings on contributions to our nonqualified deferred compensation plan, so these amounts were not reported in the Fiscal Year 2023 Summary Compensation Table.

Potential Payments Upon Change in Control or Termination

We have entered into “Severance Agreements” with each of Messrs. Edman, Boehle, Schull, Soder, Titterton and Ms. Gridley. Each Severance Agreement provides that, in the event the executive’s employment is terminated by (1) our Company without cause during a pending change in control or within 12 months following a change in control, or (2) by the executive for good reason within 12 months following a change in control, the executive will be entitled to receive a lump sum in cash equal to two times the sum of (a) the executive’s annual base salary and (b) the amount of the executive’s annual target bonus for the fiscal year during which the executive is terminated assuming the achievement of 100% of the performance target levels associated with such annual target bonus. In addition, the unvested portions of all of such executive’s RSUs and PRUs then outstanding would immediately vest, in full, as of the date of termination. The Severance Agreements also provide for a twelve-month non-solicitation covenant and customary confidentiality obligations. The change in control severance payments and accelerated vesting of equity awards are intended to provide a level of transition assistance in the event of an involuntary termination of employment and to keep our executives focused on our business rather than their personal circumstances. Our human capital and compensation committee believes these provisions are fair and reasonable based on its understanding of market practices among industry competitors and within the broader environment of technology companies and similarly sized businesses. We believe that it is appropriate to require a termination of employment within one year following a change in control before full vesting is accelerated and the cash severance amounts become payable. We presume that such a termination would likely be due to the change in control and not the employee’s performance. For executives not terminated within one year of a change in control, as long as the acquiring entity assumes such awards, the executives would continue to vest in their awards as they contribute to the success of the surviving company. We also believe these severance benefits are an essential element of our compensation package for executive officers and assist us in recruiting and retaining talented individuals. If upon a change in control the acquiring entity does not assume the equity awards granted to executives prior to the change in control, the unvested awards of RSUs and PRUs then outstanding would immediately vest at the time of the change in control. With respect to PRU vesting, the recipient would be eligible to receive the greater of: (i) the target amount of shares subject to the PRU Award, or (ii) the calculation of the PRU that would have been granted if the financial results and TSR results were measured as such results were at the time of the Change in Control on a pro-forma basis plus the remainder of the target amount of shares that would have vested.

In the event of a termination “without cause” and if such recipient satisfies certain conditions for early retirement (as such term is defined in the form of RSU Agreement), the Agreement provides for the acceleration

TTM TECHNOLOGIES, INC.	54

of vesting of a number of RSUs equal to the product obtained by multiplying the number of unvested RSUs that would vest in the 12-month period commencing on the date of grant, or if later occurring, the most recent anniversary of the date of grant, by a fraction, the numerator of which is the number of whole months since the date of grant, or if later occurring, the most recent anniversary of the date of grant, and the denominator of which is 12 months, rounded down to the nearest whole share.

In the event of a termination “without cause” as defined in the PRU Agreement after a change in control, the recipient would be eligible to receive, the greater of: (i) the target amount of shares subject to the PRU Award, or (ii) in the event of a change in control the calculation of the PRU that would have been granted if the financial results and TSR results were measured as such results were at the time of the change in control on a pro-forma basis, prorated for the amount of the performance period elapsed plus the remainder of the target amount of shares that would have vested.

The following tables set forth certain information regarding potential payments and other benefits that would be payable to each of our named executive officers upon a change in control of our Company and/or upon a termination of our named executive officer’s employment. In the case of retirement, death or long term Disability, this will result in a pro-rated award for equity and a pro-rated annual cash incentive. The tables below assume that the termination or change in control event took place on January 1, 2024.

Name	Executive Benefits(1)	Termination Without Cause	Change in Control (No Termination)(2)	Change in Control (No Termination)(3)	Termination Without Cause Pending a Change in Control	Termination Without Cause or for Good Reason, each Within 12 Months Following a Change in Control(3)
Thomas T. Edman	Accelerated RSUs(4)	—	$1,426,489	—	$1,426,489	$1,426,489
	Accelerated PRUs(4)	—	$4,792,027	—	—	$4,792,027
	Severance(5)	—		—	$4,050,000	$4,050,000

Daniel L. Boehle	Accelerated RSUs(4)	—	$507,580	—	$507,580	$507,580
	Accelerated PRUs(4)	—	$208,012	—	—	$208,012
	Severance(5)	—	—	—	$1,944,000	$1,944,000

Catherine A. Gridley	Accelerated RSUs(4)	—	$878,751	—	$878,751	$878,751
	Accelerated PRUs(4)	—	$1,550,091	—	—	$1,550,091
	Severance(5)	—	—	—	$1,692,000	$1,692,000

Todd B. Schull	Accelerated RSUs(4)	—	$232,075	—	$232,075	$232,075
	Accelerated PRUs(4)	—	$1,118,368	—	—	$1,118,368
	Severance(5)	—	—	—	$1,980,000	$1,980,000

Douglas L. Soder	Accelerated RSUs(4)	—	$954,529	—	$954,529	$954,529
	Accelerated PRUs(4)	—	$1,718,136	—	—	$1,718,136
	Severance(5)	—	—	—	$1,908,000	$1,908,000

Philip Titterton	Accelerated RSUs(4)	—	$1,057,325	—	$1,057,325	$1,057,325
	Accelerated PRUs(4)	—	$1,860,205	—	—	$1,860,205
	Severance(5)	—	—	—	$2,016,000	$2,016,000

(1)
Amounts represented in the table do not include restricted stock units or performance-based restricted units that are fully vested, earned salary, and accrued vacation, as those items are earned and due to the named executive officer regardless of such termination or change in control events. It also does not include amounts payable under life insurance coverage, our accidental death and dismemberment coverage or our business travel accident coverage, which are programs available to all of our full-time employees. The amounts listed assume that the termination or change in control event took place on January 1, 2024.
(2)
Assumes that the RSUs and PRUs are not assumed by the acquiring entity in connection with the change in control.
(3)
Assumes that the RSUs and PRUs are assumed by the acquiring entity in connection with the change in control.
(4)
The amount listed for accelerated RSUs and PRUs is based on the closing price of our common stock on January 1, 2024.

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(5)
The amount listed is calculated with the formula described above using an annual target bonus of 125% of base salary for Mr. Edman and 80% of base salary for each of Messrs. Boehle, Schull, Soder, Titterton and Ms. Gridley for fiscal year 2023, which represents the percentage of base salary payable as a bonus upon achievement of 100% of the performance target levels associated with such annual target bonus, as set forth in the Severance Agreements.

CEO Pay Ratio

In determining the CEO pay ratio for the Company, it is important to note that the Company has approximately 15,800 total employees around the world, and approximately 9,600 of such employees reside in Asia with pay that is generally lower than the pay of our North American based employees.

Asia v. Worldwide Employees

As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the total annual compensation of our median employee and the total annual compensation of our President and CEO for 2023:

•
The total annual compensation of the employee identified at median of our company (other than our CEO), was $16,369 using the definition of total annual compensation in accordance with Item 402(c)(2)(x) of Regulation S-K.
•
The total annual compensation of our CEO was calculated to be $3,109,523 using the same definition of total annual compensation described above, as disclosed in the Summary Compensation Table on page 50.
•
The ratio of the annual total compensation of our President and CEO to the total annual compensation of our median employee was estimated to be 190 to 1.

We used the following methodology and material assumptions, adjustments, and estimates to identify the median employee and determine our median employee’s total annual compensation:

•
We included all of our full-time, part-time, seasonal and temporary workers employed on January 1, 2024 to determine our employee population.
•
To identify the median employee, we used a consistently applied compensation measure consisting of base salary and other guaranteed pay, including overtime, allowances and bonus payments that are expected to occur in the first fiscal quarter of 2024 (for 2023 performance). We believe these pay components reasonably reflect the annual compensation of our employees.

The pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules. The SEC rules for identifying the median employee, and calculating the pay ratio based on that employee’s annual total

TTM TECHNOLOGIES, INC.	56

compensation, allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

PAY VERSUS PERFORMANCE

The following table sets forth additional compensation information for our principal executive officer (“PEO”) and non-PEO NEOs, including the “compensation actually paid” (“CAP”) to our PEO and Average CAP to our non-PEO NEOs, as determined in accordance with SEC rules; total shareholder return (“TSR”); net income; and operating income for our fiscal years 2023, 2022, 2021, and 2020:

							Value of Initial Fixed $100 Investment Based On:
Year	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO(1)		Average Summary Compensation Table Total for Non-PEO NEOs(1)	Average Compensation Actually Paid to Non-PEO NEOs		Total Shareholder Return (10)	Peer Group Total Shareholder Return (11)	Net Income (Dollars in Thousands)	Operating Income (Dollars in Thousands)
2023	$3,109,523	$3,179,981	(2)	$1,415,270	$1,375,921	(6)	$105	$134	$(18,718)	$42,316
2022	$4,003,765	$3,381,968	(3)	$1,783,084	$1,606,848	(7)	$100	$109	$94,583	$210,408
2021	$2,595,084	$2,364,664	(4)	$1,453,843	$1,451,097	(8)	$99	$142	$54,414	$125,991
2020	$2,610,139	$2,190,144	(5)	$1,367,753	$1,298,465	(9)	$92	$119	$177,535	$28,092

(1)
The PEO for each of the years presented within this table is Mr. Edman, President, and Chief Executive Officer. The Non-PEO NEOs for 2023 were Ms. Gridley and Messrs. Boehle, Schull, Soder and Titterton. The Non-PEO NEOs for 2022 were Ms. Gridley and Messrs. Schull, Soder and Titterton. The Non-PEO NEOs for 2021 were Messrs. Schull, Soder, Titterton, and Weber. The Non-PEO NEOs for 2020 were Ms. Gridley and Messrs. Schull, Soder and Titterton.
(2)
To calculate the CAP, as determined in accordance with SEC rules, to the PEO in 2023, the Summary Compensation Table total for the PEO is adjusted to reflect the changes in the value of equity awards, described in the following: (1) $1,221,347 was deducted from the total, representing the amount reported in the Stock Awards column of the Summary Compensation Table; (2) $1,276,507 was added representing the year-end 2023 fair value of the equity awards granted in 2023 that remained outstanding and unvested as of January 2, 2023; (3) $30,851 was added representing the increase in fair value between the year-end 2023 and 2022 for equity awards granted in prior years that remain outstanding and unvested at the end of 2023; and (4) $15,553 was deducted representing the decrease in fair value at the vesting date compared to the prior year-end for equity awards granted in prior years that vested during 2023.
(3)
To calculate the CAP, as determined in accordance with SEC rules, to the PEO in 2022, the Summary Compensation Table total for the PEO is adjusted to reflect the changes in the value of equity awards, described in the following: (1) $1,064,521 was deducted from the total, representing the amount reported in the Stock Awards column of the Summary Compensation Table; (2) $1,181,032 was added representing the year-end 2022 fair value of the equity awards granted in 2022 that remained outstanding and unvested as of January 2, 2023; (3) $2,283 was deducted representing the decrease in fair value between the year-end 2022 and 2021 for equity awards granted in prior years that remain outstanding and unvested at the end of 2022; (4) $103,089 was deducted representing the decrease in fair value at the vesting date compared to the prior year-end for equity awards granted in prior years that vested during 2022; and (5) $632,937 was deducted representing the year-end 2021 fair value of equity awards granted in prior years that did not meet the applicable vesting conditions during 2022.
(4)
To calculate the CAP, as determined in accordance with SEC rules, to the PEO in 2021, the Summary Compensation Table total for the PEO is adjusted to reflect the changes in the value of equity awards, described in the following: (1) $1,017,226 was deducted from the total, representing the amount reported in the Stock Awards column of the Summary Compensation Table; (2) $1,042,869 was added representing the year-end 2021 fair value of the equity awards granted in 2021 that remained outstanding and unvested as of January 3, 2022; (3) $56,654 was added representing the increase in fair value between the year-end 2021 and 2020 for equity awards granted in prior years that remain outstanding and unvested at the end of 2021; (4) $27,872 was added representing the increase in fair value at the vesting date compared to the prior year-end for equity awards granted in prior years that vested during 2021; and (5) $340,588 was deducted representing the year-end 2020 fair value of equity awards granted in prior years that did not meet the applicable vesting conditions during 2021.
(5)
To calculate the CAP, as determined in accordance with SEC rules, to the PEO in 2020, the Summary Compensation Table total for the PEO is adjusted to reflect the changes in the value of equity awards, described in the following: (1) $861,985 was deducted from the total, representing the amount reported in the Stock Awards column of the Summary Compensation Table; (2) $1,017,220 was added representing the year-end 2020 fair value of the equity awards granted in 2020 that remained outstanding and unvested as of December 28, 2020; (3) $43,322 was deducted representing the decrease in fair value between the year-end 2020 and 2019 for equity awards granted in prior years that remain outstanding and unvested at the end of 2020; (4) $119,017 was deducted representing the decrease in fair value at the vesting date compared to the prior year-end for equity awards granted in prior years

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that vested during 2020; and (5) $412,890 was deducted representing the year-end 2019 fair value of equity awards granted in prior years that did not meet the applicable vesting conditions during 2020.
(6)
To calculate the average CAP, as determined in accordance with SEC rules, to the Non-PEO NEOs in 2023, the average of the Summary Compensation Table total for the Non-PEO NEOs is adjusted to reflect the changes in the value of equity awards, described in the following: (1) $576,335 was deducted from the total, representing the amount reported in the Stock Awards column of the Summary Compensation Table; (2) $544,644 was added representing the year-end 2023 fair value of the equity awards granted in 2023 that remained outstanding and unvested as of January 1, 2024; (3) $1,635 was deducted representing the decrease in fair value between the yearend 2023 and 2022 for equity awards granted in prior years that remain outstanding and unvested at the end of 2023; and (4) $21,668 was deducted representing the decrease in fair value at the vesting date compared to the prior year-end for equity awards granted in prior years that vested during 2023.
(7)
To calculate the average CAP, as determined in accordance with SEC rules, to the Non-PEO NEOs in 2022, the average of the Summary Compensation Table total for the Non-PEO NEOs is adjusted to reflect the changes in the value of equity awards, described in the following: (1) $551,625 was deducted from the total, representing the amount reported in the Stock Awards column of the Summary Compensation Table; (2) $629,596 was added representing the year-end 2022 fair value of the equity awards granted in 2022 that remained outstanding and unvested as of January 2, 2023; (3) $1,635 was deducted representing the decrease in fair value between the yearend 2022 and 2021 for equity awards granted in prior years that remain outstanding and unvested at the end of 2022; (4) $68,195 was deducted representing the decrease in fair value at the vesting date compared to the prior year-end for equity awards granted in prior years that vested during 2022; and (5) $184,376 was deducted representing the year-end 2021 fair value of equity awards granted in prior years that did not meet the applicable vesting conditions during 2022.
(8)
To calculate the average CAP, as determined in accordance with SEC rules, to the Non-PEO NEOs in 2021, the average of the Summary Compensation Table total for the Non-PEO NEOs is adjusted to reflect the changes in the value of equity awards, described in the following: (1) $566,086 was deducted from the total, representing the amount reported in the Stock Awards column of the Summary Compensation Table; (2) $584,523 was added representing the year-end 2021 fair value of the equity awards granted in 2021 that remained outstanding and unvested as of January 3, 2022; (3) $39,688 was added representing the increase in fair value between the year end 2021 and 2020 for equity awards granted in prior years that remain outstanding and unvested at the end of 2021; (4) $18,593 was added representing the increase in fair value at the vesting date compared to the prior year-end for equity awards granted in prior years that vested during 2021; and (5) $80,963 was deducted representing the year-end 2020 fair value of equity awards granted in prior years that did not meet the applicable vesting conditions during 2021.
(9)
To calculate the average CAP, as determined in accordance with SEC rules, to the Non-PEO NEOs in 2020, average of the Summary Compensation Table total for the Non-PEO NEOs is adjusted to reflect the changes in the value of equity awards, described in the following: (1) $470,373 was deducted from the total, representing the amount reported in the Stock Awards column of the Summary Compensation Table; (2) $580,857 was added representing the year-end 2020 fair value of the equity awards granted in 2020 that remained outstanding and unvested as of December 28, 2020; (3) $29,804 was deducted representing the decrease in fair value between the yearend 2020 and 2019 for equity awards granted in prior years that remain outstanding and unvested at the end of 2020;(4) $71,319 was deducted representing the decrease in fair value at the vesting date compared to the prior year-end for equity awards granted in prior years that vested during 2020; and (5) $78,648 was deducted representing the year-end 2019 fair value of equity awards granted in prior years that did not meet the applicable vesting conditions during 2020.
(10)
For purposes of calculating the cumulative total shareholder return, the measurement period is the market close on the last trading day before fiscal year 2020, through and including the end of the fiscal year for which cumulative total shareholder return is being calculated.
(11)
The peer group used in this calculation is defined as the “Executive Peer Group” on page 34.

Pay Versus Performance Graphs (Relationships of Information Presented in the Pay Versus Performance Table)

The graphs below compare (i) the relationship between PEO CAP and average Non-PEO NEO CAP with our TSR (as well as the relationship between our TSR and our Peer Group TSR (defined as the “Executive Peer Group” on page 34), (ii) the relationship between PEO CAP and average Non-PEO NEO CAP and net income, and (iii) the relationship between PEO CAP and average Non-PEO NEO CAP and operating income, in each case, for fiscal years 2023, 2022, 2021, and 2020. TSR amounts reported in the graph assume an initial fixed investment of $100 at market close 12/31/2019 in stock or index.

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Relationship Between PEO CAP and Average Non-PEO NEO CAP and Net Income

The following chart sets forth the relationship between CAP to our PEO, the average of CAP to our Non-PEO NEOs, and our net income during fiscal years 2020 through 2023, each as set forth in the table above.

Relationship Between PEO CAP and Average Non-PEO NEO CAP and Operating Income

The following chart sets forth the relationship between CAP to our PEO, the average of CAP to our Non-PEO NEOs, and our operating income during fiscal years 2020 through 2023, each as set forth in the table above.

Relationship Between PEO CAP and Average Non-PEO NEO CAP and Our TSR and Relationship Between Our TSR and Peer Group TSR

The following chart sets forth the relationship between CAP to our PEO, the average of CAP to our Non-PEO NEOs, each as set forth in the Table above, and our cumulative TSR over the four-year period from 2020 through 2023. The following chart also compares our cumulative TSR over the four-year period from 2020 through 2023 to that of our Peer Group (defined as the “Executive Peer Group” on page 34) over the same time period.

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* Assumes $100 invested at market close of 12/31/2020 in stock or index

Financial Performance Measures

We believe that a significant portion of the Company’s named executive officers’ target total compensation should be dependent upon performance. At TTM, we use corporate, business unit and individual performance components to link compensation actually paid (as defined by SEC rules) to the Company’s named executive officers for the most recently completed fiscal year. The Company’s performance metric targets include the following:

□
Total Revenue
□
Adjusted EBITDA
□
Global Operating Income
□
Global Cash Flow as a percentage of Revenue
□
Sector Operating Income
□
Individual Goals

Our human capital and compensation committee believes that the selected TSR Peer Group is more appropriate for determining TSR under our PRU program as it provides a comparison of our Company’s stock price performance against our global competitors. For a discussion regarding how the TSR Peer Group affects executive compensation, please see the “Long- Term Equity Awards” section on page 42.

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EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information with respect to our common stock that may be issued upon the exercise of stock options, warrants, and rights under our 2006 Incentive Compensation Plan, our TTM Technologies, Inc. 2014 Incentive Compensation Plan, and our TTM Technologies, Inc. 2023 Incentive Compensation Plan as of January 1, 2024.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights(1)	(b) Weighted Average Exercise Price of Outstanding Options, Warrants, and Rights(2)	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity Compensation Plans Approved by Stockholders	5,172,491	$14.32	5,162,389
Equity Compensation Plans Not Approved by Stockholders	—	—	—
Total	5,172,491	$14.32	5,162,389

(1)
Includes 5,112,491 RSUs and PRUs.
(2)
The weighted average exercise price does not take into account the 5,112,491 RSUs and PRUs, which have no exercise price.

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PROPOSAL TWO – APPROVAL OF an amendment of our certificate of incorporation to provide for the exculpation of officers as permitted by Delaware law

On November 16, 2023, the Board unanimously approved, and recommended to our stockholders that they approve, certain amendments to the Company’s Certificate of Incorporation, as amended through the date hereof (the “Charter”), to permit the exculpation of officers (the “Exculpation Amendment”), as is consistent with 2022 changes to Delaware law, and hereby solicits the approval of the Company’s stockholders of the Exculpation Amendment.

Effective August 1, 2022, the State of Delaware, which is our company’s state of incorporation, enacted legislation that enables Delaware corporations to limit the liability of certain of their officers in limited circumstances. In light of this update in the law, we are proposing to amend our Charter to provide for the exculpation of certain of our officers from liability in specific circumstances, as permitted by Delaware law. The amended Delaware statute permits officer exculpation only for direct claims (and not for, e.g., derivative claims made by stockholders on behalf of the corporation) and does not apply to breaches of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit.

Our proposed Exculpation Amendment would amend Article VI of the Charter to permit exculpation of certain officers only to the extent permitted under Delaware law. After considering the benefits and the consequences of these updates, our Board has determined that it is in the best interests of the Company and its stockholders to amend our Charter to provide for such exculpation to remedy the inconsistent treatment of officers and directors under Delaware law, to the fullest extent permitted by Delaware law, notwithstanding that both officers and directors have similar fiduciary duties. In weighing the potential benefits and drawbacks to stockholders, our Board further considered that officers, like directors, are exposed to a substantial risk of lawsuits that could seek to impose personal monetary liability. Our Board also believes this proposed amendment will strike a balance between stockholders’ interest in accountability and their interest in our Company being able to attract and retain quality officers and enable them to exercise good business judgment and act in the best interests of the shareholders, while minimizing their potential personal liability and reducing distractions arising from frivolous litigation, including diversion of management attention and the resultant waste of corporate resources. Further, our Board has considered the extent of exculpation provided under the law and, accordingly, under this proposed Exculpation Amendment, has determined that such amendment is reasonable and does not unduly impact stockholder rights.

The proposed Exculpation Amendment is not being proposed in response to any specific resignation, threat of resignation, or refusal to serve by any officer or as a result of any pending litigation.

The description of the proposed Exculpation Amendment set forth above is qualified in its entirety by reference to the text of Article VI of the proposed TTM Technologies, Inc. Amended and Restated Certificate of Incorporation, as amended by the proposed amendments described in this Proxy Statement (the “Amended and Restated Charter”), in the form attached hereto as Appendix A. For convenience of reference, the proposed changes described herein to the current Charter, with deleted text shown in ~~strikethrough~~ and added or moved text shown as bolded and underlined, are attached to this Proxy Statement as Appendix B.

Stockholders are also asked to consider Proposal 3, which relates to a proposed amendment of our certificate of incorporation to provide that stockholders may remove any or all directors, with or without cause, as permitted by Delaware law, and Proposal 4, which relates to a proposed amendment of our certificate of incorporation to eliminate the requirement that certain amendments thereto be approved by at least 80% of the outstanding shares of all capital stock.

Proposals 2, 3 and 4 are independent of each other, and changes to the Charter will only be made to the extent any or all such proposals are approved by stockholders. For example, if Proposal 2 is approved by

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shareholders, our Charter would be amended to effect the change to Article VI of the Charter, even if Proposal 3 and Proposal 4 are not approved. Any amendments to our Charter will be made only to the extent that stockholders approve such amendments, and any amendments that are approved by the stockholders will become effective upon filing of the Amended and Restated Charter with the Secretary of State of the State of Delaware, which the Company currently intends to file as soon as practicable following stockholder approval.

Vote Required and Board Recommendation

The affirmative vote of a majority of the outstanding shares of our common stock outstanding as of the record date for the annual meeting and entitled to vote on the matter will be required for the approval of this Proposal 2.

Our Board of Directors recommends a vote “FOR” approval of the amendment of our certificate of incorporation to provide for the exculpation of officers as permitted by Delaware law.

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PROPOSAL THREE – APPROVAL OF an amendment of our certificate of incorporation to provide that stockholders may remove any or all directors, with or without cause, as permitted by Delaware law

On November 16, 2023, the Board unanimously approved, and recommended to our stockholders that they approve, an amendment to the Charter, to expressly provide that stockholders may remove a director without cause (the “Charter Removal Amendment”), as is consistent with Delaware law, and hereby solicits the approval of the Company’s stockholders of the Charter Removal Amendment.

Pursuant to Delaware law, unless the certificate of incorporation provides otherwise, directors of a corporation with a classified board may only be removed by a vote of the stockholders only for cause. As described in the Bylaw Removal Amendment (as defined below) we have proposed that the Company’s bylaws be updated to permit removal of the Board, or any member or members thereof, with or without cause, in each case, by the affirmative vote of stockholders holding a majority of the shares then entitled to vote at an election for directors of the Company. In order to permit such change as proposed in the Bylaw Removal Amendment (as defined below) and comply with Delaware law, our Board has determined that it is in the best interests of the Company and its stockholders to amend Article IX of the Charter with our proposed Charter Removal Amendment to incorporate similar language to that proposed in the Bylaw Removal Amendment with respect to removal of a director with or without cause.

The description of the proposed Charter Removal Amendment set forth above is qualified in its entirety by reference to the text of Article IX of the proposed Amended and Restated Charter, attached as Exhibit A to this proxy statement. For convenience of reference, the proposed changes described herein to the current Charter, with deleted text shown in ~~strikethrough~~ and added or moved text shown as bolded and underlined, are attached to this proxy statement as Appendix B.

Stockholders are also asked to consider Proposal 2, which relates to exculpation of officers, as permitted by Delaware law, and Proposal 4, which relates to a proposed amendment of our certificate of incorporation to eliminate the requirement that certain amendments thereto be approved by at least 80% of the outstanding shares of all capital stock.

Proposals 2, 3 and 4 are independent of each other, and changes to the Charter will only be made to the extent any or all such proposals are approved by stockholders. Approval of any amendment pursuant to Proposals 2, 3 and 4 also constitutes approval by the stockholders of the Amended and Restated Charter, which will only include the amendments approved by the stockholders.

For example, if Proposal 2 and Proposal 4 are not approved by stockholders, but this Proposal 3 is approved by stockholders, we will not make the amendments to Article VI described in Proposal 2 or the amendments described in Proposal 4, notwithstanding the language included in Appendices A and B to this proxy statement. Any amendments that are approved by the stockholders will become effective upon filing of the Amended and Restated Charter with the Secretary of State of the State of Delaware, which the Company currently intends to file as soon as practicable following stockholder approval.

Vote Required and Board Recommendation

The affirmative vote of 80% of the shares of our common stock outstanding as of the record date for the annual meeting and entitled to vote on the matter will be required for approval of this Proposal 3.

Our Board of Directors recommends a vote “FOR” approval of the amendment of our certificate of incorporation to provide that stockholders may remove any or all directors, with or without cause, as permitted by Delaware law.

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PROPOSAL FOUR – APPROVAL OF an amendment of our certificate of incorporation to eliminate the requirement that certain amendments MUST be approved by at least 80% of the outstanding shares of all capital stock

On November 16, 2023, the Board unanimously approved, and recommended to our stockholders that they approve, an amendment to the Charter, to eliminate the requirement that certain amendments thereto be approved by at least 80% of the outstanding shares of all capital stock (the “Supermajority Charter Amendment”), and hereby solicits the approval of the Company’s stockholders of the Supermajority Charter Amendment. Our Board has determined that it is in the best interests of the Company and its stockholders to seek approval of the Supermajority Charter Amendment.

Article XII of the Charter provides that certain provisions of the Charter may only be amended or repealed by an affirmative vote of at least 80% of the outstanding shares of all capital stock entitled to vote thereon. The Board’s proposed Supermajority Charter Amendment would eliminate this Article XII of the Charter and replace it with current Article XIII, which provides that, except as otherwise provided in the Charter, the Company may amend or repeal any provision of the Charter, or any amendment thereto, in the manner now or hereafter provided by statute which, among other things, requires approval of a simple majority of the outstanding shares of our common stock entitled to vote on the matter.

Similar to the proposed Supermajority Bylaw Amendments (as defined below), the Board believes the proposed Supermajority Charter Amendment improves the stockholders’ ability to influence the Company’s governance by reducing the voting threshold for amendments to the Charter that are proposed by stockholders to a simple majority as set forth in the General Corporation Law of the State of Delaware. Additionally, this provision better reflects the current ownership mix of the Company, which does not have any beneficial owners of more than 20% of the outstanding shares of common stock.

The description of the proposed Supermajority Charter Amendment set forth above is qualified in its entirety by reference to the text of Article XII of the proposed Amended and Restated Charter, attached as Exhibit A to this proxy statement. For convenience of reference, the proposed changes described herein to the current Charter, with deleted text shown in ~~strikethrough~~ and added or moved text shown as bolded and underlined, are attached to this proxy statement as Appendix B.

Stockholders are also asked to consider Proposal 2, which relates to exculpation of officers, as permitted by Delaware law, and Proposal 3, which relates to a proposed amendment of our certificate of incorporation to provide that stockholders may remove any or all directors, with or without cause, as permitted by Delaware law.

Proposals 2, 3 and 4 are independent of each other, and changes to the Charter will only be made to the extent any or all such proposals are approved by stockholders. Approval of any amendment pursuant to Proposals 2, 3 and 4 also constitutes approval by the stockholders of the Amended and Restated Charter, which will only include the amendments approved by the stockholders.

For example, if Proposal 2 and Proposal 3 are not approved by stockholders, but this Proposal 4 is approved by stockholders, we will not make the amendments to Article VI described in Proposal 2 or the amendments to Article IX described in Proposal 3, notwithstanding the language included in Appendices A and B to this proxy statement. Any amendments that are approved by the stockholders will become effective upon filing of the Amended and Restated Charter with the Secretary of State of the State of Delaware, which the Company currently intends to file as soon as practicable following stockholder approval.

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Vote Required and Board Recommendation

The affirmative vote of 80% of the shares of our common stock outstanding as of the record date for the annual meeting and entitled to vote on the matter will be required for approval of this Proposal 4.

Our Board of Directors recommends a vote “FOR” approval of the amendment of our certificate of incorporation to eliminate the requirement that certain amendments thereto be approved by at least 80% of the outstanding shares of all capital stock.

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PROPOSAL FIVE – APPROVAL OF amendments of our bylaws arising from the Special Board Resolution adopted by the Board of Directors in February 2023

On November 16, 2023, the Board unanimously approved, and recommended to our stockholders that they approve, certain amendments to the Company’s Fifth Amended and Restated Bylaws (the “Current Bylaws”) arising from the Special Board Resolution adopted by the Board of Directors in February 2023 (the “SBR Amendments”), and hereby solicits the approval of the Company’s stockholders of the SBR Amendments.

The Board has determined that the SBR Amendments are in the best interests of the Company and its stockholders and believes it is necessary to accurately reflect the new Special Board Resolution (“SBR”) adopted by the Board in February 2023, which replaced the Special Security Agreement (the “SSA”) that the Company had entered into with the Defense Counterintelligence and Security Agency (the “DCSA”) in 2010.

SBR Amendments

Since the SSA was put in in place in 2010, the Company has experienced a reduction in the foreign ownership of its common stock, specifically with respect to a former controlling stockholder, and one of its non-U.S. citizen directors retired. As a result, the DCSA agreed to replace the SSA with the SBR, which contains numerous different requirements that impact the Current Bylaws, which were drafted in compliance with the SSA. The primary SBR-related amendments included in the SBR Amendments are as follows:

•
Section 2.2. of the SBR Amendments provides that the composition of the Board must (i) consist of only U.S. citizens (ii) include at least three directors with national security clearance that are not affiliated with any person or foreign entity of concern to the DCSA and (iii) be chaired by a member with a national security clearance.
•
Section 3.3 of the SBR Amendments provides that the Board must maintain a Government Security Committee (the “GSC”) that provides oversight over the performance of classified contracts and the handling of classified, export-controlled and controlled unclassified information. GSC members must have national security clearance and must not be a representative of a foreign interest.

The SBR Amendments, including, without limitation the requirement that the Board consist of only U.S. citizens, were required by the DCSA. Due to the significance of the United Stated Department of Defense as a customer of the Company, it is imperative that the Company maintain all facility and personnel level clearances required in order to continue such business relationship. As a result, and in order to bring the Current bylaws into compliance with the SBR that has already been adopted, the Board recommends that the SBR Amendments be approved and adopted.

The description of the proposed SBR Amendments set forth above is qualified in its entirety by reference to the text of Sections 1.12(c)(1)(I)(iv), 2.2, 2.4(d), 3.3 and 4.1, the second sentence of Section 3.4, and the second and third sentences of Section 7.7(a) of the proposed Sixth Amended and Restated Bylaws of TTM Technologies, Inc., as amended by the proposed amendments described in this Proxy Statement (the “Amended Bylaws”), in the form attached hereto as Appendix C and the deleted text of the final three sentences of Section 2.4(b) and the deleted text of the final three sentences of Section 2.4(c) of the Current Bylaws, as depicted in Appendix D. For convenience of reference, the proposed changes described herein to the Current Bylaws, with deleted text shown in ~~strikethrough~~ and added or moved text shown as bolded and underlined, are attached to this Proxy Statement as Appendix D.

Stockholders are also asked to consider Proposal 6, which relates to amendments of our bylaws to provide (a) modifications to the advance notice requirements applicable to director nominations submitted by stockholders (b) a majority approval standard for election of directors, (c) that stockholders may remove any or all directors, with or without cause, and (d) miscellaneous amendments to our bylaws, and Proposal 7, which

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relates to a proposed amendment of our bylaws to eliminate the requirement that certain amendments thereto be approved by at least 80% of the shares entitled to vote upon such amendment.

Proposals 5, 6 and 7 are independent of each other, and changes to the Current Bylaws will only be made to the extent any or all such proposals are approved by stockholders. Approval of any amendment pursuant to Proposals 5, 6 and 7 also constitutes approval by the stockholders of the Amended Bylaws, which will only include the amendments approved by the stockholders. For example, if Proposal 6 and Proposal 7 are not approved by stockholders, but this Proposal 5 is approved by stockholders, we will not make the amendments to Sections 1.2, 1.3, 1.4, 1.8, 1.12(c) (excluding Section 1.12(c)(1)(I)(iv)), the first sentence of Section 2.4(b), the first sentence of Section 2.4(c), 2.8, 3.1 and 7.3, the first sentence of Section 3.4 and the first sentence of Sections 7.7(a) described in Proposal 6 or the amendment to delete the first sentence of Section 7.7(a) of the Current Bylaws as described in Proposal 7, notwithstanding the language included in Appendices C and D to this proxy statement.

Our Board of Directors recommends a vote “FOR” approval of the amendments of our bylaws arising from the Special Board Resolution adopted by the Board of Directors in February 2023.

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PROPOSAL SIX – APPROVAL OF amendmentS of our bylaws to provide modifications to the advance notice requirements applicable to director nominations submitted by stockholders, a majority approval standard for election of directors, that stockholders may remove any or all directors, with or without cause, and miscellaneous amendments to our bylaws

On November 16, 2023, the Board unanimously approved, and recommended to our stockholders that they approve, certain amendments to the Current Bylaws to provide (a) modifications to the advance notice requirements applicable to director nominations submitted by stockholders (b) a majority approval standard for election of directors, (c) that stockholders may remove any or all directors, with or without cause, and (d) miscellaneous amendments to our bylaws (the “Proposal Six Amendments”), and hereby solicits the approval of the Company’s stockholders of the Proposal Six Amendments.

The Board has determined that the Proposal Six Amendments are in the best interests of the Company and its stockholders and believes they are necessary to modernize and standardize the Current Bylaws, consistent with our peers and the principles promoted by ISS.

Below is a list of the proposed Proposal Six Amendments:

Cancellation, Postponement and Rescheduling of Shareholder Meetings

Sections 1.2 and 1.3 of the Proposal Six Amendments add language clarifying that the Board will have the right, by majority vote, to cancel, postpone and reschedule meetings. The Current Bylaws contemplate postponements of meetings, including in the sections of the bylaws dealing with notice deadlines for stockholder proposals and nominations of directors, but they do not specify who has the right to postpone those meetings. This Proposal Six Amendment clarifies that question.

Electronic Notices

Sections 1.4 and 7.3 of the Proposal Six Amendments modernize the notice provisions to make clear that electronic transmission, whether through email or otherwise, shall constitute valid notice under the Company’s bylaws. This Proposal Six Amendment is aimed at modernizing the Current Bylaws and increasing stockholders’ flexibility in providing notice.

Majority Approval Standard for Election of Directors

Section 1.8 of the Proposal Six Amendments changes the standard for election of the directors of the Board from a plurality standard to a majority vote standard in uncontested elections, but uses a plurality standard in contested elections. Specifically, a nominee for director “shall be elected to the Board if elected by the affirmative majority of the votes cast with respect to such director by the shares represented and entitled to vote therefor; provided however, that directors shall be elected by a plurality of the votes cast at any meeting of stockholders for which the secretary determines that the number of nominees exceeds the number of directors to be elected as of the record date for such meeting.” This Proposal Six Amendment is being made to make the Company’s voting threshold standards for director elections consistent with that of its peers and in line with ISS preference.

Advance Notice Provisions

Section 1.12 of the Proposal Six Amendments contains multiple changes to the advance notice requirements that stockholders must adhere to in order to make director nominations, each of which is consistent with and intended to update the bylaws for the “universal proxy rules” adopted as Rule 14a-19 under

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the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Specifically, these amendments (i) clarify that the bylaws do not preclude stockholders from using Rule 14a-19, (ii) require nominating stockholders to provide additional information about themselves and their proposed candidate (see Section 1.12(c)(1)(F)), (iii) require nominating stockholders to update and supplement the notice they provide to the Company with any changes or updates to the information provided in the initial notice and (iv) require a nominating stockholder to represent whether they intend to solicit proxies under Rule 14a-19. These Proposal Six Amendments are primarily aimed at reducing inconsistency in the information required to be provided to the Company by stockholders nominating directors pursuant to our bylaws versus those nominating directors under Rule 14a-19.

Removal of Directors

Section 2.4(b) of the Proposal Six Amendments provides that the Board of the Company, or any member or members thereof, may be removed, with or without cause, by the affirmative vote of the stockholders holding a majority of the shares then entitled to vote at a special meeting of the stockholders called expressly for that purpose. Previously, directors could only be removed with cause, and this Proposal Six Amendment is being made to bring the Current Bylaws in line with ISS guidance. As stated in “Proposal Three – Approval of an amendment of our certificate of incorporation to provide that stockholders may remove any or all directors, with or without cause, as permitted by Delaware law,” this provision of the proposed Amended Bylaws permitting removal without cause would require the adoption of the Charter Removal Amendment in order to comply with Delaware law. As such, this provision would not be included in the proposed Proposal Six Amendments or the Amended Bylaws in the event the Proposal Six Amendments are approved by the stockholders but the Charter Removal Amendment is not approved by the stockholders or adopted by the Company.

Vote Required to Amend or Repeal Bylaws

Section 7.7(a) of the Proposal Six Amendments provides that, at any regular or special meeting of the stockholders the notice for which designates that an amendment or repeal of one or more sections of the Company’s bylaws is to be considered, the Company’s bylaws may be amended or repealed by an affirmative vote of the stockholders holding a majority of the shares present in person or represented by proxy and entitled to vote thereon. This Proposal Six Amendment is aimed at specifying that the Company’s bylaws may be amended by the affirmative vote of stockholders holding a majority of shares present in person or represented by proxy at the meeting at which the amendment is considered rather than the stockholders holding a majority of the shares of common stock outstanding.

The description of the proposed Proposal Six Amendments set forth above is qualified in its entirety by reference to the text of Sections 1.2, 1.3, 1.4, 1.8, 1.12(c) (excluding Section 1.12(c)(1)(I)(iv)), the first sentence of Section 2.4(b), the first sentence of Section 2.4(c), 2.8, 3.1 and 7.3, the first sentence of Section 3.4 and the first sentence of Section 7.7(a) of the proposed Amended Bylaws, in the form attached hereto as Appendix C. For convenience of reference, the proposed changes described herein to the Current Bylaws, with deleted text shown in ~~strikethrough~~ and added or moved text shown as bolded and underlined, are attached to this Proxy Statement as Appendix D.

Approval of this Proposal Six constitutes approval of the Amended Bylaws that includes all of the proposed amendments to our Current Bylaws as described in this Proposal Six. The proposed Proposal Six Amendments described in this Proposal Six are interdependent so that the shareholders are approving all or none of the proposed Proposal Six Amendments set forth in the sections described above.

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Stockholders are also asked to consider Proposal 5, which relates to a proposed amendment of our bylaws arising from the SBR, and Proposal 7, which relates to a proposed amendment of our bylaws to eliminate the requirement that certain amendments thereto be approved by at least 80% of the shares entitled to vote upon such amendment.

Proposals 5, 6 and 7 are independent of each other, and changes to the Current Bylaws will only be made to the extent any or all such proposals are approved by stockholders. Approval of any amendment pursuant to Proposals 5, 6 and 7 also constitutes approval by the stockholders of the Amended Bylaws, which will only include the amendments approved by the stockholders. For example, if Proposal 5 and Proposal 7 are not approved by stockholders, but this Proposal 6 is approved by stockholders, we will not make the amendments to Sections 1.12(c)(1)(I)(iv), 2.2, 2.4(d), 3.3 and 4.1, the second sentence of Section 3.4, and the second and third sentences of Section 7.7(a) (or delete the text of the final three sentences of Section 2.4(b) and the final three sentences of Section 2.4(c) of the Current Bylaws, as depicted in Appendix D) described in Proposal 5 or the amendment to delete the first sentence of Sections 7.7 (a) of the Current Bylaws as described in Proposal 7, notwithstanding the language included in Appendices C and D to this proxy statement.

Our Board of Directors recommends a vote “FOR” approval of amendments of our bylaws to provide (a) modifications to the advance notice requirements applicable to director nominations submitted by stockholders, (b) a majority approval standard for election of directors, (c) that stockholders may remove any or all directors, with or without cause, and (d) miscellaneous amendments to our bylaws.

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PROPOSAL SEVEN – APPROVAL OF AN amendment of our bylaws to eliminate the requirement that certain amendments thereto be approved by at least 80% of the shares entitled to vote upon such amendment

On November 16, 2023, the Board unanimously approved, and recommended to our stockholders that they approve, certain amendments to the Current Bylaws to eliminate the requirement that certain amendments thereto be approved by at least 80% of the shares entitled to vote upon such amendment (the “Supermajority Bylaw Amendments”), and hereby solicits the approval of the Company’s stockholders of the Supermajority Bylaw Amendments.

The Board has determined that the Supermajority Bylaw Amendments are in the best interests of the Company and its stockholders and believes it is necessary to address certain changes in the Company’s stockholder base.

Section 7.7 of the Supermajority Bylaw Amendments eliminates the language providing that certain sections of the Company’s bylaws may only be amended or repealed by the affirmative vote of the stockholders holding 80% of the shares entitled to vote upon such amendment or repeal. Additionally, Section 7.7 updates certain references from the SSA to the SBR such that it now provides that the bylaws may not be amended if such amendment would conflict with the terms of the SBR.

The Supermajority Bylaw Amendments are intended to (i) give the Board the flexibility to keep the Company’s bylaws current in light of an ever-changing regulatory backdrop and (ii) improve the stockholders’ ability to influence the Company’s governance by reducing the voting threshold for amendments to the bylaws that are proposed by stockholders to a simple majority. In addition to the foregoing, the Supermajority Bylaw Amendments are intended to remove a dynamic that was initially put in place to provide an effective veto power over certain amendments to the bylaws to a controlling shareholder. However, that shareholder has long since ceased to be a significant shareholder, and the Company no longer has any shareholders with significant voting control. As such, the Board is of the belief that the supermajority threshold previously included in the Company’s bylaws should be removed.

The description of the proposed Supermajority Bylaw Amendments set forth above is qualified in its entirety by reference to Section 7.7(a) of the proposed Amended Bylaws, in the form attached hereto as Appendix C, and the deleted text of the first sentence of Section 7.7(a) of the Current Bylaws, as depicted in Appendix D. For convenience of reference, the proposed changes described herein to the Current Bylaws, with deleted text shown in ~~strikethrough~~ and added or moved text shown as bolded and underlined, are attached to this Proxy Statement as Appendix D.

Stockholders are also asked to consider Proposal 5, which relates to a proposed amendment of our bylaws arising from the SBR, and Proposal 6, which relates to amendments of our bylaws to provide (a) modifications to the advance notice requirements applicable to director nominations submitted by stockholders (b) a majority approval standard for election of directors, (c) that stockholders may remove any or all directors, with or without cause, and (d) miscellaneous amendments to our bylaws.

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Proposals 5, 6 and 7 are independent of each other, and changes to the Current Bylaws will only be made to the extent any or all such proposals are approved by stockholders. Approval of any amendment pursuant to Proposals 5, 6 and 7 also constitutes approval by the stockholders of the Amended Bylaws, which will only include the amendments approved by the stockholders. For example, if Proposal 5 and Proposal 6 are not approved by stockholders, but this Proposal 7 is approved by stockholders, we will not make the amendments to Sections 1.12(c)(1)(I)(iv), 2.2, 2.4(d), 3.3 and 4.1, the second sentence of Section 3.4, and the second and third sentences of Section 7.7(a) (or delete the text of the final three sentences of Section 2.4(b) and the final three sentences of Section 2.4(c) of the Current Bylaws, as depicted in Appendix D) described in Proposal 5 or the amendments to Sections 1.2, 1.3, 1.4, 1.8, 1.12(c) (excluding Section 1.12(c)(1)(I)(iv)), the first sentence of Section 2.4(b), the first sentence of Section 2.4(c), 2.8, 3.1 and 7.3, the first sentence of Section 3.4 and the first sentence of Section 7.7(a) described in Proposal 6, notwithstanding the language included in Appendices C and D to this proxy statement.

Our Board of Directors recommends a vote “FOR” approval of an amendment of our bylaws to eliminate the requirement that certain amendments thereto be approved by at least 80% of the shares entitled to vote upon such amendment.

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PROPOSAL EIGHT – ADVISORY APPROVAL OF

NAMED EXECUTIVE OFFICER COMPENSATION

As required by SEC rules, we are asking our stockholders to provide an advisory, non-binding vote to approve the compensation of our NEOs. This proposal, commonly known as a “Say-on-Pay” proposal, gives our stockholders the opportunity to express their views on the compensation of our NEOs by voting on the non-binding resolution below. Unless our Board of Directors modifies its policy of holding an advisory say-on-pay vote on an annual basis, the next advisory say-on-pay vote will be held at our 2025 annual meeting.

As described in detail in the Compensation Discussion and Analysis section of this proxy statement, our executive compensation program, which is established by our human capital and compensation committee and Board of Directors, is intended to attract, motivate, and retain executives and key employees and reward the creation of stockholder value. We seek to provide executive compensation packages that are competitive with other similarly situated companies in our industry and reward the achievement of short-term and long-term performance goals.

We are asking our stockholders to indicate their support for our NEO compensation. We believe that the information we have provided in this proxy statement demonstrates that our executive compensation program was designed appropriately and is working to ensure that management’s interests are aligned with our stockholders’ interests to support long-term value creation.

At our 2023 annual meeting, our stockholders overwhelmingly approved, on an advisory basis, the compensation of our NEOs described in our 2022 proxy statement. Approximately 98.8% of the votes cast on the matter were voted “For” such advisory “Say-on-Pay” approval. Based in part on the overwhelming approval of the compensation paid to NEOs for 2022, the Company continued its compensation structure for its NEOs for fiscal year 2023.

Stockholders are urged to read the Compensation Discussion and Analysis section of this proxy statement and the tabular disclosure regarding NEO compensation (together with the accompanying narrative disclosure) in this proxy statement, which discusses how our compensation policies and procedures implement our compensation philosophy. Our human capital and compensation committee and Board of Directors believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving its goals.

Our Board of Directors believes that the compensation of our NEOs is appropriate and recommends a vote “FOR” the following advisory resolution, which will be submitted for a stockholder vote at the annual meeting:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the compensation tables, narrative discussion and related matters.”

You may vote “for” or “against” the foregoing resolution, or you may “abstain.” This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies, and procedures described in this proxy statement.

While the advisory vote is non-binding, the human capital and compensation committee and our Board of Directors will review the results of the vote and take the concerns of our stockholders into account in future determinations concerning our executive compensation program. Our Board of Directors therefore recommends that you indicate your support for the compensation policies and procedures for our NEOs, as outlined in the above resolution.

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PROPOSAL NINE – RATIFICATION

OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Current independent registered public accounting firm

We have appointed KPMG LLP to serve as our independent registered public accounting firm for the fiscal year ending December 30, 2024 and recommend that stockholders vote in favor of the ratification of such appointment as a matter of good corporate governance. In the event of a negative vote on such ratification, our Board of Directors will reconsider its selection. We anticipate that representatives of KPMG LLP will attend the annual meeting, will have the opportunity to make a statement if they desire, and will be available to respond to appropriate questions.

Audit Fees

The following is a summary of fees, all of which were approved by our audit committee, for audit and other professional services performed by KPMG LLP during the fiscal years ended January 1, 2024 and January 2, 2023:

	2023	2022
Audit fees	$3,582,616	$3,027,000
Tax fees	562,664	361,698
All other fees	—	953,098
Total	$4,145,280	$4,341,796

“Audit fees” include fees paid for the audits of our consolidated financial statements and of internal control over financial reporting included in our Annual Report on Form 10-K, selected statutory audits, fees related to consents and fees related to reviews of interim financial statements included in Form 10-Q.

“Tax fees” include fees paid for assistance provided with respect to transfer pricing and other studies, compliance services and consulting.

“All other fees” includes fees paid for due diligence assistance.

Pre-Approval Policy for Independent Registered Public Accounting Firm’s Fees

In 2003, our audit committee adopted a formal policy concerning pre-approval of all services to be provided by our independent registered public accounting firm. The policy requires that all proposed services to be provided by our independent registered public accounting firm must be pre-approved by our audit committee before any services are performed. This policy includes all audit, audit-related, tax, and other services that our independent registered public accounting firm may provide to our Company. In evaluating whether to engage our independent registered public accounting firm for non-audit services, our audit committee considers whether the performance of services other than audit services is compatible with maintaining the independence of our independent registered public accounting firm. All of the services provided by KPMG LLP described in the table above were approved by our audit committee pursuant to our audit committee’s pre-approval policies.

Our Board of Directors recommends a vote “FOR” the ratification of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 30, 2024.

In the event of a negative stockholder vote on the ratification of KPMG LLP as our independent registered public accounting firm, our audit committee will reconsider its selection.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The material in the following report of the audit committee is not “soliciting material”, is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Our Board of Directors has appointed an audit committee consisting of four independent directors. All members of our audit committee are able to read and understand fundamental financial statements, including our balance sheet, statement of operations, statement of comprehensive income, and statement of cash flows. Most members of our audit committee have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in each individual’s financial sophistication, including being or having been a Chief Executive Officer, Chief Financial Officer, or other senior officer with financial oversight responsibility. Our Board of Directors has determined that Messrs. Franklin and Mayer, Ms. Jackson and Dr. Zakheim are independent directors, as defined by NASDAQ Marketplace Rule 5605(a)(2), and that Mr. Franklin and Dr. Zakheim both qualify as “audit committee financial experts.”

The primary responsibility of our audit committee is to assist our Board of Directors in fulfilling its responsibility to oversee management’s conduct of our financial reporting process, including overseeing the financial reports and other financial information provided by us to governmental or regulatory bodies (such as the SEC), the public, and other users thereof; our systems of internal accounting and financial controls; and the annual independent audit of our consolidated financial statements.

Management has the responsibility for our consolidated financial statements and the reporting process, including the systems of internal controls. Our independent registered public accounting firm engaged to conduct the audit of our 2023 consolidated financial statements, KPMG LLP, was responsible for auditing our consolidated financial statements, expressing an opinion on the conformity of those audited consolidated financial statements with U.S. generally accepted accounting principles, and for expressing an opinion on the Company’s internal control over financial reporting.

In fulfilling its oversight responsibilities, our audit committee reviewed our consolidated audited financial statements with management and the independent registered public accounting firm. Our audit committee discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees. This included a discussion of the independent registered public accounting firm’s judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with our audit committee under generally accepted auditing standards. In addition, our audit committee received from the independent registered public accounting firm written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s independence. Our audit committee also discussed with the independent registered public accounting firm their independence from management and our Company, including the matters covered by the written disclosures and letter provided by the independent registered public accounting firm. Our audit committee has concluded that KPMG LLP is independent from our Company and management.

Our audit committee discussed with the independent registered public accounting firm the overall scope and plans for its audits. Our audit committee met with the independent registered public accounting firm, with and without management present, to discuss the results of its audit, the internal controls of our Company, and the overall quality of our financial reporting. Our audit committee held four meetings during the fiscal year ended January 1, 2024.

Based on the reviews and discussions referred to above, our audit committee recommended to our Board of Directors, and our Board of Directors approved, that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended January 1, 2024 for filing with the SEC.

Our Board of Directors has adopted a written charter for our audit committee that reflects, among other things, requirements of the Sarbanes-Oxley Act of 2002, rules adopted by the SEC, and rules of NASDAQ.

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This report has been furnished by our audit committee to our Board of Directors.

Philip G. Franklin, Chair

Pamela B. Jackson

John G. Mayer

Dov S. Zakheim

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Since January 3, 2023, the first day of our last fiscal year, there were no transactions or series of similar transactions to which we were or are a party that involved an amount exceeding $120,000 and in which any of our directors, executive officers, nominees for director, holders of more than 5% of any class of our voting securities, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest.

ELECTRONIC AVAILABILITY OF PROXY STATEMENT AND 2023 ANNUAL REPORT

As permitted by SEC rules, we are making this proxy statement and our Annual Report on Form 10-K for 2023 available to stockholders electronically via the Internet on our website at https://investors.ttm.com/news-events/annual- stockholders-meeting. On or about March [•], 2024, we began mailing to our stockholders a notice containing instructions on how to access this proxy statement and our annual report and how to vote online. If you received that notice, you will not receive a printed copy of the proxy materials unless you request it by following the instructions for requesting such materials contained on the notice or set forth in the following paragraph.

If you received a paper copy of this proxy statement by mail and you wish to receive a notice of availability of next year’s proxy statement either in paper form or electronically via e-mail, you can elect to receive a paper notice of availability by mail or an e-mail that will provide a link to these documents on our website. By opting to receive the notice of availability and accessing your proxy materials online, you will save our Company the cost of printing and mailing documents to you, reduce the amount of mail you receive, speed your ability to access the proxy materials and our annual report, and help preserve environmental resources. We encourage you to sign up for electronic proxy and annual report access or a paper notice of availability for future annual meetings. Stockholders may elect to receive electronic access or a paper notice by registering electronically on our website at https://investors.ttm.com/news-events/annual-stockholders-meeting. If you received electronic or paper notice of availability of these proxy materials and wish to receive paper delivery of a full set of future proxy materials, you may do so at the same location.

Our Annual Report on Form 10-K for 2023, available on our website at https://investors.ttm.com, contains financial and other information about our Company, but is not incorporated into this proxy statement and is not to be considered a part of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act. The information contained in the “Human Capital and Compensation Committee Report” and “Report of the Audit Committee of the Board of Directors” shall not be deemed “filed” with the SEC or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act. If a stockholder received a paper copy of our annual report and does not wish to access our annual report through our website but rather requires an additional paper copy of our Annual Report on Form 10-K, we will provide one, without charge, on the written request of any such stockholder addressed to our corporate secretary at 200 East Sandpointe, Suite 400, Santa Ana, California 92707.

STOCKHOLDER PROPOSALS

If any stockholder intends to present a proposal to be considered for inclusion in our proxy material for the 2025 annual meeting of stockholders, the proposal must comply with the requirements of Rule 14a-8 of Regulation 14A of the Exchange Act and must be submitted in writing by notice delivered to our corporate secretary at 200 East Sandpointe, Suite 400, Santa Ana, California 92707. Any such proposal must be received by the Company no later than 5:00 p.m. Pacific Time, November [•], 2024, which is 120 calendar days prior to the anniversary of this year’s mailing date, unless the date of our 2025 annual meeting is changed by more than 30 days from May 8, 2025, in which case, the proposal must be received a reasonable time before we begin to print and mail our proxy materials.

TTM TECHNOLOGIES, INC.	78

In addition, our bylaws establish certain requirements for proposals a stockholder wishes to make from the floor of the 2025 annual meeting of stockholders. If the proposal is for a matter other than the nomination of a director for election at the meeting, the proposal must be written and delivered to our corporate secretary at the address set forth above not less than 90 days (by February 7, 2025) nor more than 120 days (January 8, 2025) prior to the first anniversary of the 2024 annual meeting; provided, however, that in the event that the date of the 2025 annual meeting is more than 30 days before or after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business 120 days prior to such annual meeting and not later than the close of business on the later of (a) 90 days prior to such annual meeting or (b) five days following the day on which public announcement of the date of such meeting is first made by our Company. Our bylaws provide that a stockholder’s notice of a proposal of business must set forth certain information relating to the proposed business desired to be brought before the meeting and the proposal itself, and information relating to the stockholder making the proposal.

If the proposal is for the nomination of a director for election at the 2025 meeting, the nomination must be delivered to our corporate secretary at the address listed above not less than 90 days (by February 7, 2025) and not more than 120 days (January 8, 2025) prior to the first anniversary of the 2024 annual meeting; provided, however, that in the event that the date of the 2025 annual meeting is more than 30 days before or after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business 120 days prior to such annual meeting and not later than the close of business on the later of (a) 90 days prior to such annual meeting or (b) five days following the day on which we make the first public announcement of the date of such meeting. However, in the event that the number of directors to be elected to our Board of Directors at an annual meeting of stockholders is increased and there is no public announcement by us naming the nominees for the additional directorships at least 100 days prior to the first anniversary of the date of the 2024 annual meeting, the stockholder’s notice will also be considered timely, but only with respect to nominees for the additional directorships, if it is delivered to our corporate secretary at the address listed above not later than the close of business five days following the day on which we first make a public announcement of additional directorships. Our bylaws set forth specific information that must be provided to our corporate secretary in connection with the nomination of a director for election at the annual meeting.

In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 9, 2025, and must also comply with all other requirements of Rule 14a-19 under the Exchange Act.

OTHER MATTERS

As of the date of this proxy statement, we know of no matter that will be presented for consideration at the annual meeting other than those in the accompanying Notice of Annual Meeting of Stockholders and described in this Proxy Statement If, however, any other matter should properly come before the annual meeting for action by stockholders, the persons named as proxy holders will vote in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the best judgment of the proxy holder.

By Order of the Board of Directors

Daniel J. Weber, Secretary

Santa Ana, California

March [•], 2024

TTM TECHNOLOGIES, INC.	79

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ANNEX A

RECONCILIATIONS1

	Fourth Quarter		Full Year
	2023	2022	2023	2022
Non-GAAP gross profit reconciliation[2]:
GAAP gross profit	$115,368	$121,402	$413,268	$457,965
Add back item:
Amortization of definite-lived intangibles	2,335	1,383	12,901	5,534
Accelerated depreciation associated with plant closures/restructuring	1,950	—	5,324	124
Stock-based compensation	2,084	1,699	7,455	5,846
Unrealized (gain) loss on commodity hedge	(701)	(2,407)	(1,192)	1,785
Purchase accounting related inventory markup	—	79	327	327
Non-GAAP gross profit	$121,036	$122,156	$438,083	$471,581
Non-GAAP gross margin	21.3%	19.8%	19.6%	18.9%

Non-GAAP operating income reconciliation[3]:
GAAP operating income	$34,578	$97,560	$42,316	$210,408
Add back items:
Amortization of definite-lived intangibles	13,765	11,658	61,576	42,631
Accelerated depreciation associated with plant closures/restructuring	1,950	—	5,324	124
Stock-based compensation	6,159	5,394	22,887	19,525
Gain on sale of assets	—	(55,979)	(104)	(55,979)
Unrealized (gain) loss on commodity hedge	(701)	(2,407)	(1,192)	1,785
Purchase accounting related inventory markup	—	79	327	327
Impairment, restructuring, acquisition-related and other charges	5,291	3,261	67,239	16,066
Non-GAAP operating income	$61,042	$59,566	$198,373	$234,887
Non-GAAP operating margin	10.7%	9.7%	8.9%	9.4%

Non-GAAP net income and EPS reconciliation[4]:
GAAP net income (loss)	$17,338	$6,017	$(18,718)	$94,583
Add back items:
Amortization of definite-lived intangibles	13,765	11,658	61,576	42,631
Accelerated depreciation associated with plant closures/restructuring	1,950	—	5,324	124
Stock-based compensation	6,159	5,394	22,887	19,525
Non-cash interest expense	478	543	2,204	2,152
Gain on sale of assets	—	(55,979)	(104)	(56,806)
Change in fair value of warrant liabilities	—	—	—	(99)
Loss on extinguishment of debt	—	—	1,154	—
Gain on sale of subsidiary	—	—	(1,270)	—
Unrealized (gain) loss on commodity hedge	(701)	(2,407)	(1,192)	1,785
Purchase accounting related inventory markup	—	79	327	327
Impairment, restructuring, acquisition-related and other charges	5,291	3,261	67,239	16,066
Income taxes[5]	(1,314)	74,131	113	60,895
Non-GAAP net income	$42,966	$42,697	$139,540	$181,183

TTM TECHNOLOGIES, INC.	A-1

	Fourth Quarter		Full Year
	2023	2022	2023	2022
Non-GAAP earnings per diluted share	$0.41	$0.41	$1.33	$1.74

Adjusted EBITDA reconciliation[6]:
GAAP net income (loss)	$17,338	$6,017	$(18,718)	$94,583
Add back items:
Income tax provision	546	77,077	19,015	88,280
Interest expense	13,373	12,506	48,124	45,517
Amortization of definite-lived intangibles	13,765	11,658	61,576	42,631
Depreciation expense	25,095	23,970	99,155	91,276
Stock-based compensation	6,159	5,394	22,887	19,525
Gain on sale of assets	—	(55,979)	(104)	(56,806)
Change in fair value of warrant liabilities	—	—	—	(99)
Loss on extinguishment of debt	—	—	1,154	—
Gain on sale of subsidiary	—	—	(1,270)	—
Unrealized (gain) loss on commodity hedge	(701)	(2,407)	(1,192)	1,785
Purchase accounting related inventory markup	—	79	327	327
Impairment, restructuring, acquisition-related and other charges	5,291	3,261	67,239	16,066
Adjusted EBITDA	$80,866	$81,576	$298,193	$343,085
Adjusted EBITDA margin	14.2%	13.2%	13.4%	13.8%

Free cash flow reconciliation:
Operating cash flow	$47,470	$77,559	$187,284	$272,873
Capital expenditures, net	(45,954)	(20,779)	(159,737)	(96,874)
Free cash flow	$1,516	$56,780	$27,547	$175,999

1.
This information provides a presentation of financial measures calculated and reported in accordance with GAAP together with a reconciliation of non-GAAP gross profit, non-GAAP operating income, non-GAAP net income, non-GAAP EPS, and adjusted EBITDA to the financial information in our consolidated condensed statements of operations.
2.
Non-GAAP gross profit and gross margin measures exclude amortization of intangibles, accelerated depreciation associated with plant closures/restructuring, stock-based compensation expense, unrealized (gain) loss on commodity hedge, and purchase accounting related inventory markup.
3.
Non-GAAP operating income and operating margin measures exclude amortization of intangibles, accelerated depreciation associated with plant closures/restructuring, stock-based compensation expense, gain on sale of assets, unrealized (gain) loss on commodity hedge, purchase accounting related inventory markup, impairment of goodwill, restructuring, acquisition- related costs, and other charges.
4.
This information provides non-GAAP net income and non-GAAP EPS, which are non-GAAP financial measures. Management believes that both measures — which add back amortization of intangibles, accelerated depreciation associated with plant closures/restructuring, stock-based compensation expense, non-cash interest expense on debt (before consideration of capitalized interest), gain on sale of assets, change in fair value of warrant liabilities, loss on extinguishment of debt, gain on sale of subsidiary, unrealized (gain) loss on commodity hedge, purchase accounting related inventory markup, impairment of goodwill, restructuring, acquisition-related costs, and other charges as well as the associated tax impact of these charges and discrete tax items — provide additional useful information to investors regarding the Company’s ongoing financial condition and results of operations.

TTM TECHNOLOGIES, INC.	A-2

5.
Income tax adjustments reflect the difference between income taxes based on a non-GAAP tax rate and a forecasted annual GAAP tax rate.
6.
Adjusted EBITDA is defined as earnings before income taxes, interest expense, amortization of intangibles, depreciation, stock-based compensation expense, gain on sale of assets, change in fair value of warrant liabilities, loss on extinguishment of debt, gain on sale of subsidiary, unrealized (gain) loss on commodity hedge, purchase accounting related inventory markup, impairment of goodwill, restructuring, acquisition-related costs, and other charges. We present adjusted EBITDA to enhance the understanding of our operating results, and it is a key measure we use to evaluate our operations. In addition, we provide our adjusted EBITDA because we believe that investors and securities analysts will find adjusted EBITDA to be a useful measure for evaluating our operating performance and comparing our operating performance with that of similar companies that have different capital structures and for evaluating our ability to meet our future debt service, capital expenditures, and working capital requirements. However, adjusted EBITDA should not be considered as an alternative to cash flows from operating activities as a measure of liquidity or as an alternative to net income as a measure of operating results in accordance with accounting principles generally accepted in the United States of America.

TTM TECHNOLOGIES, INC.	A-3

Appendix A

CERTIFICATE OF INCORPORATION

OF

TTM TECHNOLOGIES, INC.

As amended [●], 2024

Article I

Name

The name of the Corporation is TTM Technologies, Inc. (the “Corporation”).

Article II

Registered Office

The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801. The name of the Corporation’s registered agent at such address is The Corporation Trust Company.

Article III

Purposes

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

Article IV

Capital Stock

1. Authorized Stock. The Corporation shall have authority to issue a total of two hundred fifteen million (215,000,000) shares, consisting of (i) two hundred million (200,000,000) shares of common stock, $0.001 par value per share (the “Common Stock”), and (ii) fifteen million (15,000,000) shares of preferred stock, $0.001 par value per share (the “Preferred Stock”).

2. Common Stock.

A. General. The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock.

B. Voting Rights. Each holder of record of Common Stock shall be entitled to one vote for each share of Common Stock standing in such holder’s name on the books of the Corporation. Except as otherwise required by law or this Article IV, the holders of Common Stock and the holders of Preferred Stock shall vote together as a single class on all matters submitted to stockholders for a vote (including any action by written consent).

C. Dividends. Subject to provisions of law and this Article IV, the holders of Common Stock shall be entitled to receive dividends out of funds legally available therefor at such times and in such amounts as the Board of Directors may determine in its sole discretion.

D. Liquidation. Subject to provisions of law and this Article IV, upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after the payment or provisions for payment of all debts and liabilities of the Corporation and all preferential amounts to which the holders of the Preferred Stock are entitled with respect to the distribution of assets in liquidation, the holders of Common Stock shall be entitled to share ratably the remaining assets of the Corporation available for distribution.

3. Preferred Stock.

A. General.

1. Issuance of Preferred Stock in Classes or Series. The Preferred Stock of the Corporation may be issued in one or more classes or series at such time or times and for such consideration as the Board of Directors of the Corporation may determine. Each class or series shall be so designated as to distinguish the shares thereof from the shares of all other classes and series. Except as to the relative designations, preferences, powers, qualifications, rights and privileges referred to in this Article IV, in respect of any or all of which there may be variations between different classes or series of Preferred Stock, all shares of Preferred Stock shall be identical. Different series of Preferred Stock shall not be construed to constitute different classes of shares for the purpose of voting by classes unless otherwise specifically set forth herein.

2. Authority to Establish Variations Between Classes or Series of Preferred Stock. The Board of Directors of the Corporation is expressly authorized, subject to the limitations prescribed by law and the provisions of this Certificate of Incorporation, to provide, by adopting a resolution or resolutions, for the issuance of the undesignated Preferred Stock in one or more classes or series, each with such designations, preferences, voting powers, qualifications, special or relative rights and privileges as shall be stated in this Certificate of Incorporation or Certificate of Amendment to the Certificate of Incorporation, which shall be filed in accordance with the Delaware General Corporation Law, and the resolutions of the Board of Directors creating such class or series. The authority of the Board of Directors with respect to each such class or series shall include, without limitation of the foregoing, the right to determine and fix:

(a) the distinctive designation of such class or series and the number of shares to constitute such class or series;

(b) the rate at which dividends on the shares of such class or series shall be declared and paid, or set aside for payment, whether dividends at the rate so determined shall be cumulative or accruing, and whether the shares of such class or series shall be entitled to any participating or other dividends in addition to dividends at the rate so determined, and if so, on what terms;

(c) the right or obligation, if any, of the Corporation to redeem shares of the particular class or series of Preferred Stock and, if redeemable, the price, terms and manner of such redemption;

(d) the special and relative rights and preferences, if any, and the amount or amounts per share, which the shares of such class or series of Preferred Stock shall be entitled to receive upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

(e) the terms and conditions, if any, upon which shares of such class or series shall be convertible into, or exchangeable for, shares of capital stock of any other class or series, including the price or prices or the rate or rates of conversion or exchange and the terms of adjustment, if any;

(f) the obligation, if any, of the Corporation to retire, redeem or purchase shares of such class or series pursuant to a sinking fund or fund of a similar nature or otherwise, and the terms and conditions of such obligation;

(g) voting rights, if any, including special voting rights with respect to the election of directors and matters adversely affecting any class or series of Preferred Stock;

(h) limitations, if any, on the issuance of additional shares of such class or series or any shares of any other class or series of Preferred Stock; and

(i) such other preferences, powers, qualifications, special or relative rights and privileges thereof as the Board of Directors of the Corporation, acting in accordance with this Certificate of Incorporation, may deem advisable and are not inconsistent with law and the provisions of this Certificate of Incorporation.

Article V

Bylaws

In furtherance and not in limitation of the powers conferred by statute and except as provided herein, the Board of Directors shall have the power to adopt, amend, repeal or otherwise alter the bylaws without any action on the part of the stockholders; provided, however, that any bylaws made by the Board of Directors and any and all powers conferred by any of said bylaws may be amended, altered or repealed by the stockholders.

Article VI

Limitation of Liability; Indemnification

1. Limitation of Liability. Any director or officer of the Corporation shall, to the fullest extent permitted by the Delaware General Corporation Law as it now exists or as it may hereafter be amended, not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty in his or her capacity as a director or officer, as applicable. Neither any amendment nor repeal of this Article VI, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article VI, shall eliminate or reduce the effect of this Article VI in respect of any matter occurring, or any cause of action, suit or claim that, but for this Article VI, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

2. Indemnification. The Corporation shall indemnify and may advance expenses to its officers and directors to the fullest extent permitted by the Delaware General Corporation Law as it now exists or as it may hereafter be amended.

Article VII

Meetings and Keeping of Books

Meetings of stockholders may be held within or without the State of Delaware as the Corporation’s bylaws may provide. The books of the Corporation may be kept at such place within or without the State of Delaware as the Bylaws of the Corporation may provide or as may be designated from time to time by the Board of Directors of the Corporation.

Article VIII

Incorporator

The name and mailing address of the incorporator are Michael L. Kaplan, Esq., c/o Greenberg Traurig, LLP, 2375 E. Camelback Road, Suite 700, Phoenix, Arizona 85016.

Article IX

Directors

1. Number and Term of Directors. The Corporation’s Board of Directors shall consist of not less than three nor more than twelve members, with the exact number to be fixed from time to time by resolution of the Board of Directors. The Board of Directors shall be divided into three classes designated Class I, Class II and Class III. The number of directors elected to each class shall be as nearly equal in number as possible. Each Class I director shall be elected to an initial term to expire at the 2005 annual meeting of stockholders, each Class II director shall be elected to an initial term to expire at the 2006 annual meeting of stockholders; and each Class III director shall be elected to an initial term to expire at the 2007 annual meeting of stockholders. Upon the expiration of the initial terms of office for each class of directors, the directors of each class shall be elected for a term of three years to serve until their successors are duly elected and qualified or until their earlier resignation, death or removal from office. Unless and except to the extent that the Bylaws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot. Subject to the rights of the holders of any series of Preferred Stock then outstanding, at a special meeting of stockholders of the Corporation called expressly for that purpose, the entire Board of Directors, or any member or members thereof, may be removed from office, with or without cause, in each case, by the affirmative vote of stockholders holding a majority of the shares then entitled to vote at an election for directors of the Corporation.

2. Director Vacancies. Whenever any vacancy on the Board of Directors shall occur due to death, resignation, retirement, disqualification, removal, increase in the number of directors, or otherwise, a majority of the directors in office, although less than a majority of the entire Board of Directors, may fill the vacancy or vacancies for the balance of the unexpired term, at which time a successor or successors shall be duly elected by the stockholders and qualified. In case of any increase or decrease, from time to time, in the number of directors, the number of directors in each class shall be apportioned as nearly equal in number as possible. Notwithstanding the provisions of any other Article in this Certificate of Incorporation, only the remaining directors of the Corporation shall have the authority, in accordance with the procedure stated above, to fill any vacancy that exists on the Board of Directors.

Article X

Special Meetings of Stockholders

A special meeting of the stockholders of the Corporation (a “Special Meeting”) may be called at any time, for any purpose or purposes for which such a meeting may lawfully be called, by (1) the Chairman of the Board, (2) a majority of the Board, (3) the Chief Executive Officer of the Corporation, or (4) the Secretary of the Corporation. A Special Meeting for any purpose or purposes for which such a meeting may lawfully be called by the stockholders of the Corporation may be demanded by the stockholders holding at least a majority of all the shares entitled to vote on the issue or issues proposed to be considered at the Special Meeting by delivering a written demand for such Special Meeting to the Secretary of the Corporation which contains the information with regard to the issues or issues proposed as is required by the Bylaws.

Article XI

Special Stockholder Notice Provisions

1. Nominations for Directorship Positions. Any stockholder or stockholders of the Corporation who wish to nominate a person or persons for election to the Board must deliver written notice to the secretary of the Corporation which contains the information as is required by the Bylaws with regard to such notice and nomination No fewer than 120 days nor more than 150 days prior to the anniversary date of the prior year’s annual stockholder’s meeting.

2. Business at Stockholders’ Meetings. Any stockholder or stockholders of the Corporation who wish to place business before a meeting of the stockholders must deliver written notice to the secretary of the Corporation which contains the formation as is required by the Bylaws with regard to such notice and business No fewer than 120 days nor more than 150 days prior to the anniversary date of the prior year's annual stockholders’ meeting.

Article XII

Amendment

Except as expressly provided herein, the Corporation reserves the right to amend or repeal any provision contained in this Certificate of Incorporation, or any amendment thereto, in the manner now or hereafter provided by statute, and any and all rights conferred upon the stockholders herein is subject to this reservation.

APPENDIX B

CERTIFICATE OF INCORPORATION

OF

TTM TECHNOLOGIES, INC.

As amended ~~June 3, 2011~~ [●], 2024

Article I

Name

The name of the Corporation is TTM Technologies, Inc. (the “Corporation”).

Article II

Registered Office

The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801. The name of the Corporation’s registered agent at such address is The Corporation Trust Company.

Article III

Purposes

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

Article IV

Capital Stock

1. Authorized Stock. The Corporation shall have authority to issue a total of two hundred fifteen million (215,000,000) shares, consisting of (i) two hundred million (200,000,000) shares of common stock, $0.001 par value per share (the “Common Stock”), and (ii) fifteen million (15,000,000) shares of preferred stock, $0.001 par value per share (the “Preferred Stock”).

2. Common Stock.

A. General. The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock.

B. Voting Rights. Each holder of record of Common Stock shall be entitled to one vote for each share of Common Stock standing in such holder’s name on the books of the Corporation. Except as otherwise required by law or this Article IV, the holders of Common Stock and the holders of Preferred Stock shall vote together as a single class on all matters submitted to stockholders for a vote (including any action by written consent).

C. Dividends. Subject to provisions of law and this Article IV, the holders of Common Stock shall be entitled to receive dividends out of funds legally available therefor at such times and in such amounts as the Board of Directors may determine in its sole discretion.

D. Liquidation. Subject to provisions of law and this Article IV, upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after the payment or provisions for payment of all debts and liabilities of the Corporation and all preferential amounts to which the holders of the Preferred Stock are entitled with respect to the distribution of assets in liquidation, the holders of Common Stock shall be entitled to share ratably the remaining assets of the Corporation available for distribution.

3. Preferred Stock.

A. General.

1. Issuance of Preferred Stock in Classes or Series. The Preferred Stock of the Corporation may be issued in one or more classes or series at such time or times and for such consideration as the Board of Directors of the Corporation may determine. Each class or series shall be so designated as to distinguish the shares thereof from the shares of all other classes and series. Except as to the relative designations, preferences, powers, qualifications, rights and privileges referred to in this Article IV, in respect of any or all of which there may be variations between different classes or series of Preferred Stock, all shares of Preferred Stock shall be identical. Different series of Preferred Stock shall not be construed to constitute different classes of shares for the purpose of voting by classes unless otherwise specifically set forth herein.

2. Authority to Establish Variations Between Classes or Series of Preferred Stock. The Board of Directors of the Corporation is expressly authorized, subject to the limitations prescribed by law and the provisions of this Certificate of Incorporation, to provide, by adopting a resolution or resolutions, for the issuance of the undesignated Preferred Stock in one or more classes or series, each with such designations, preferences, voting powers, qualifications, special or relative rights and privileges as shall be stated in this Certificate of Incorporation or Certificate of Amendment to the Certificate of Incorporation, which shall be filed in accordance with the Delaware General Corporation Law, and the resolutions of the Board of Directors creating such class or series. The authority of the Board of Directors with respect to each such class or series shall include, without limitation of the foregoing, the right to determine and fix:

(a) the distinctive designation of such class or series and the number of shares to constitute such class or series;

(b) the rate at which dividends on the shares of such class or series shall be declared and paid, or set aside for payment, whether dividends at the rate so determined shall be cumulative or accruing, and whether the shares of such class or series shall be entitled to any participating or other dividends in addition to dividends at the rate so determined, and if so, on what terms;

(c) the right or obligation, if any, of the Corporation to redeem shares of the particular class or series of Preferred Stock and, if redeemable, the price, terms and manner of such redemption;

(d) the special and relative rights and preferences, if any, and the amount or amounts per share, which the shares of such class or series of Preferred Stock shall be entitled to receive upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

(e) the terms and conditions, if any, upon which shares of such class or series shall be convertible into, or exchangeable for, shares of capital stock of any other class or series, including the price or prices or the rate or rates of conversion or exchange and the terms of adjustment, if any;

(f) the obligation, if any, of the Corporation to retire, redeem or purchase shares of such class or series pursuant to a sinking fund or fund of a similar nature or otherwise, and the terms and conditions of such obligation;

(g) voting rights, if any, including special voting rights with respect to the election of directors and matters adversely affecting any class or series of Preferred Stock;

(h) limitations, if any, on the issuance of additional shares of such class or series or any shares of any other class or series of Preferred Stock; and

(i) such other preferences, powers, qualifications, special or relative rights and privileges thereof as the Board of Directors of the Corporation, acting in accordance with this Certificate of Incorporation, may deem advisable and are not inconsistent with law and the provisions of this Certificate of Incorporation.

Article V

Bylaws

In furtherance and not in limitation of the powers conferred by statute and except as provided herein, the Board of Directors shall have the power to adopt, amend, repeal or otherwise alter the bylaws without any action on the part of the stockholders; provided, however, that any bylaws made by the Board of Directors and any and all powers conferred by any of said bylaws may be amended, altered or repealed by the stockholders.

Article VI

Limitation of Liability; Indemnification ~~of Directors~~

1. Limitation of Liability. ~~A~~ Any director or officer of the Corporation shall, to the fullest extent permitted by the Delaware General Corporation Law as it now exists or as it may hereafter be amended, not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty in his or her capacity as a director or officer, as applicable. Neither any amendment nor repeal of this Article VI, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article VI, shall eliminate or reduce the effect of this Article VI in respect of any matter occurring, or any cause of action, suit or claim that, but for this Article VI, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

2. Indemnification. The Corporation shall indemnify and may advance expenses to its officers and directors to the fullest extent permitted by the Delaware General Corporation Law as it now exists or as it may hereafter be amended.

Article VII

Meetings and Keeping of Books

Meetings of stockholders may be held within or without the State of Delaware as the Corporation’s bylaws may provide. The books of the Corporation may be kept at such place within or without the State of Delaware as the Bylaws of the Corporation may provide or as may be designated from time to time by the Board of Directors of the Corporation.

Article VIII

Incorporator

The name and mailing address of the incorporator are Michael L. Kaplan, Esq., c/o Greenberg Traurig, LLP, 2375 E. Camelback Road, Suite 700, Phoenix, Arizona 85016.

Article IX

Directors

1. Number and Term of Directors. ~~The current Board of Directors of the Corporation consists of six members.~~ The Corporation’s Board of Directors shall consist of not less than three nor more than twelve members, with the exact number to be fixed from time to time by resolution of the Board of Directors. The Board of Directors shall be divided into three classes designated Class I, Class II and Class III. The number of directors elected to each class shall be as nearly equal in number as possible. Each Class I director shall be elected to an initial term to expire at the 2005 annual meeting of stockholders, each Class II director shall be elected to an initial term to expire at the 2006 annual meeting of stockholders; and each Class III director shall be elected to an initial term to expire at the 2007 annual meeting of stockholders. Upon the expiration of the initial terms of office for each class of directors, the directors of each class shall be elected for a term of three years to serve until their successors are duly elected and qualified or until their earlier resignation, death or removal from office. Unless and except to the extent that the Bylaws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot. Subject to the rights of the holders of any series of Preferred Stock then outstanding, at a special meeting of stockholders of the Corporation called expressly for that purpose, the entire Board of Directors, or any member or members thereof, may be removed from office, with or without cause, in each case, by the affirmative vote of stockholders holding a majority of the shares then entitled to vote at an election for directors of the Corporation.

2. Director Vacancies. Whenever any vacancy on the Board of Directors shall occur due to death, resignation, retirement, disqualification, removal, increase in the number of directors, or otherwise, a majority of the directors in office, although less than a majority of the entire Board of Directors, may fill the vacancy or vacancies for the balance of the unexpired term, at which time a successor or successors shall be duly elected by the stockholders and qualified. In case of any increase or decrease, from time to time, in the number of directors, the number of directors in each class shall be apportioned as nearly equal in number as possible. Notwithstanding the provisions of any other Article in this Certificate of Incorporation, only the remaining directors of the Corporation shall have the authority, in accordance with the procedure stated above, to fill any vacancy that exists on the Board of Directors.

Article X

Special Meetings of Stockholders

A special meeting of the stockholders of the Corporation (a “Special Meeting”) may be called at any time, for any purpose or purposes for which such a meeting may lawfully be called, by (1) the Chairman of the Board, (2) a majority of the Board, (3) the Chief Executive Officer of the Corporation, or (4) the Secretary of the Corporation. A Special Meeting for any purpose or purposes for which such a meeting may lawfully be called by the stockholders of the Corporation may be demanded by the stockholders holding at least a majority of all the shares entitled to vote on the issue or issues proposed to be considered at the Special Meeting by delivering a written demand for such Special Meeting to the Secretary of the Corporation which contains the information with regard to the issues or issues proposed as is required by the Bylaws.

Article XI

Special Stockholder Notice Provisions

1. Nominations for Directorship Positions. Any stockholder or stockholders of the Corporation who wish to nominate a person or persons for election to the Board must deliver written notice to the secretary of the Corporation which contains the information as is required by the Bylaws with regard to such notice and nomination No fewer than 120 days nor more than 150 days prior to the anniversary date of the prior year’s annual stockholder’s meeting.

2. Business at Stockholders’ Meetings. Any stockholder or stockholders of the Corporation who wish to place business before a meeting of the stockholders must deliver written notice to the secretary of the Corporation which contains the formation as is required by the Bylaws with regard to such notice and business No fewer than 120 days nor more than 150 days prior to the anniversary date of the prior ~~years~~ year’s annual stockholders’ meeting.

~~Article XII~~

~~Special Stockholder Voting Requirements~~

~~Articles IX, X, XI and XII of this Certificate of Incorporation may only be amended or repealed by an affirmative vote of at least 80% of the outstanding shares of all capital stock entitled to vote upon such amendment or repeal, voting as a single voting group.~~

Article XII ~~Article XIII~~

Amendment

Except as expressly provided herein, the Corporation reserves the right to amend or repeal any provision contained in this Certificate of Incorporation, or any amendment thereto, in the manner now or hereafter provided by statute, and any and all rights conferred upon the stockholders herein is subject to this reservation.

Appendix C

SIXTH AMENDED AND RESTATED BYLAWS

OF

TTM TECHNOLOGIES, INC.

Amended on [●], 2024

Article 1 Stockholders

1.1 Place of Meetings. Meetings of stockholders shall be held at the place, either within or without the State of Delaware, as may be designated by resolution of the Corporation’s board of directors (the “Board of Directors”) from time to time.

1.2 Annual Meetings. Annual meetings of stockholders shall be held at such time and place as determined by the Board of Directors, at which time they shall elect a Board of Directors and transact any other business as may properly be brought before the meeting. The Board of Directors, acting pursuant to a resolution adopted by a majority of the Board of Directors, may cancel, postpone or reschedule any previously scheduled annual meeting at any time, before or after the notice for such meeting has been sent to the stockholders.

1.3 Special Meetings. A special meeting of stockholders (a “Special Meeting”) for any purpose or purposes may be called at any time only by (i) the Chairperson of the Board of Directors, (ii) the Board of Directors, or (iii) the Secretary of the Corporation (such Special Meetings may not be called by any other person or persons) to be held at such place, date and time as shall be designated in the notice or waiver of notice thereof. Only business within the purposes described in the Corporation’s notice of meeting required by Section 1.4 may be conducted at the Special Meeting. The stockholders may demand a Special Meeting for any purpose or purposes for which such a meeting may lawfully be called by the stockholders holding at least a majority of the shares entitled to vote on the issue or issues proposed to be considered at the Special Meeting by delivering a written demand for such Special Meeting to the Secretary of the Corporation. A demand by stockholders for a Special Meeting must be signed by stockholders holding the requisite number of shares required by the Certificate of Incorporation for a Special Meeting to be demanded by the stockholders and describe each purpose for which the Special Meeting is demanded in sufficient detail so that if the description is used verbatim in a notice of Special Meeting, stockholders entitled to vote at such Special Meeting will upon reading the description be informed as to the purpose or purposes of the Special Meeting. Upon receipt of such a demand which meets the requirements of the Certificate of Incorporation and these Bylaws, the Secretary shall deliver a copy of the demand to each of the directors and, in the normal course, call a Special Meeting as demanded and as provided in these Bylaws. The Board of Directors, acting pursuant to a resolution adopted by a majority of the Board of Directors, may cancel, postpone or reschedule any previously scheduled Special Meeting at any time, before or after the notice for such meeting has been sent to the stockholders.

1.4 Notice of Meetings. Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given (which may be by email or other electronic transmission) which shall state the place, date, and hour of the meeting, and, in the case of a Special Meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the Corporation’s certificate of incorporation (the “Certificate of Incorporation”), or these Bylaws, the written notice of any meeting shall be given no less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the mail, postage prepaid, directed to the stockholder at his or her address as it appears on the records of the Corporation.

1.5 Adjournments. Any meeting of stockholders, annual or special, may be adjourned from time to time by (1) the vote of the holders of a majority of the voting shares present at the meeting either in person or by proxy or (2) the presiding officer of the meeting, to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

1.6 Quorum. Except as otherwise provided by law, the Certificate of Incorporation, or these Bylaws, at each meeting of stockholders the presence in person or by proxy of the holders of shares of stock having a majority of the votes which could be cast by the holders of all outstanding shares of stock entitled to vote at the meeting shall be necessary and sufficient to constitute a quorum. In the absence of a quorum, any meeting of stockholders may be adjourned from time to time by the presiding officer of the meeting or the stockholders so present, by majority vote, in the manner provided in Section 1.5 of these Bylaws, until a quorum shall attend. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

1.7 Organization. Meetings of stockholders shall be presided over by the Chairperson of the Board of Directors, if any, or in his or her absence by the Vice Chairperson of the Board of Directors, if any, or in his or her absence by the President, or in his or her absence by a Vice President, or in the absence of the foregoing persons by a Chairperson designated by the Board of Directors, which individual will call meetings of stockholders to order and will act as presiding officer thereof. The Secretary of the Corporation shall act as secretary of the meeting, but in his or her absence the presiding officer of the meeting may appoint any person to act as secretary of the meeting.

1.8 Voting; Proxies. Except as otherwise provided by the Certificate of Incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by such stockholder which has voting power upon the matter in question. Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with the Secretary of the Corporation. Voting at meetings of stockholders need not be by written ballot and need not be conducted by inspectors of election unless so determined by the holders of shares of stock having a majority of the votes which could be cast by the holders of all outstanding shares of stock entitled to vote thereon which are present in person or by proxy at such meeting. At all meetings of stockholders for the election of directors, a nominee for director shall be elected to the Board of Directors if elected by the affirmative vote of a majority of the votes cast with respect to such director by the shares represented and entitled to vote therefor; provided, however, that directors shall be elected by a plurality of the votes cast at any meeting of stockholders for which the secretary determines that the number of nominees exceeds the number of directors to be elected as of the record date for such meeting. If directors are to be elected by a plurality of the votes cast, stockholders shall not be permitted to vote against a nominee. All other elections and questions shall, unless otherwise provided by law, the Certificate of Incorporation, or these Bylaws, be decided by the vote of the holders of shares of stock having a majority of the votes which could be cast by the holders of all shares of stock entitled to vote thereon which are present in person or represented by proxy at the meeting.

1.9 Fixing Date for Determination of Stockholders of Record. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion, or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which record date: (a) in the case of determination of stockholders entitled to vote at any meeting of stockholders or adjournment thereof, shall, unless otherwise required by law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting; and (b) in the case of any other action, shall not be more than sixty (60) days prior to such other action. If No record date is fixed: (i) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and (ii) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

1.10 List of Stockholders Entitled to Vote. The Secretary of the Corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present. Upon the willful neglect or refusal of the directors to produce such a list at any meeting for the election of directors, they shall be ineligible for election to any office at such meeting. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list of stockholders or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

1.11 Action by Consent of Stockholders.

(a) Unless otherwise restricted by the Certificate of Incorporation, any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice, and without a vote, as provided by, and subject to the limitations in, the Certificate of Incorporation and Section 1.11, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and delivered to the Secretary at the principal executive offices of the Corporation. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

(b) In order that the Corporation may determine the stockholders entitled to consent to corporate action without a meeting, the Board of Directors shall fix a record date to determine the stockholders entitled to act by consent, which record date shall not precede the date upon which the resolution fixing such record date is adopted by the Board of Directors, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors.

(c) To the extent stockholders may take action by consent in accordance with the Certificate of Incorporation and the Bylaws, any stockholder of record seeking to have the stockholders authorize or take corporate action by consent shall, by written notice in proper form and delivered to the Secretary at the principal executive offices of the Corporation, request the Board of Directors to fix a record date (such written notice, a “Record Date Request”). To be in proper form, a Record Date Request shall: (a) bear the signature and the date of signature by the stockholder of record submitting such request and (b) include all information required to be set forth in a notice under Section 1.12 as if the action were to be effected at a stockholder meeting. The Board of Directors shall promptly, but in No event later than ten (10) days after the date on which a Record Date Request is received, adopt a resolution fixing the record date to determine the stockholders entitled to act by consent, which date shall not precede the date upon which such resolution is adopted by the Board of Directors and which shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors.

(d) In the event of the delivery, in accordance with Section 1.11 and applicable law, to the Corporation of a written consent or written consents to take corporate action and/or any related revocation or revocations, the Corporation shall appoint one or more Inspectors of Election for the purpose of performing promptly a ministerial review of the validity of the consents and revocations. For the purpose of permitting the Inspector or Inspectors of Election to perform such review, No action by written consent and without a meeting shall be effective until such Inspector or Inspectors have completed their review, determined that the requisite number of valid and unrevoked consents delivered to the Corporation in accordance with Section 1.11 and applicable law have been obtained to authorize or take the action specified in the consents, and certified such determination for entry in the records of the Corporation. Nothing contained herein shall in any way be construed to suggest or imply that the Board of Directors or any stockholder shall not be entitled to contest the validity of any consent or revocation thereof, whether before or after such certification by the Inspector or Inspectors of Election, or to take any other action (including, without limitation, the commencement, prosecution or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation).

(e) No written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated written consent received by the Corporation, a written consent or consents signed by a sufficient number of holders to take such action are delivered to the Corporation in accordance with Section 1.11.

1.12 Notice of Stockholder Business; Nominations.

(a) Annual Meetings of Stockholders. Nominations of one or more individuals to the Board of Directors of the Corporation (each, a “Nomination,” and more than one, “Nominations”) and the proposal of business other than Nominations (“Business”) to be considered by the stockholders of the Corporation may be made at an annual meeting of stockholders only (1) pursuant to the Corporation’s notice of meeting or any supplement thereto (provided, however, that reference in the Corporation’s notice of meeting to the election of directors or to the election of members of the Board of Directors of the Corporation who have been nominated by the then-incumbent Board of Directors shall not include or be deemed to include Nominations), (2) by or at the direction of the Board of Directors of the Corporation, or (3) by any stockholder of the Corporation who was a stockholder of record of the Corporation at the time the notice provided for in this Section 1.12 is delivered to the Secretary of the Corporation, who is entitled to vote at the meeting, and who complies with the notice and information requirements set forth in this Section 1.12 .

(b) Special Meetings of Stockholders. Only such Business shall be brought before and conducted at a special meeting of stockholders of the Corporation as shall have been specified the Corporation’s notice of meeting;

provided, however, that reference in the Corporation’s notice of meeting to the election of directors or to the election of members of the Board of Directors of the Corporation who have been nominated by the then-incumbent Board of Directors shall not include or be deemed to include Nominations. Nominations may be made at a Special Meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (1) by or at the direction of the Board of Directors of the Corporation or (2) provided that the Board of Directors of the Corporation has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time the notice provided for in this Section 1.12 is delivered to the Secretary of the Corporation, who is entitled to vote at the meeting and upon such election, and who complies with the notice procedures set forth in this Section 1.12. In the event the Corporation calls a Special Meeting of stockholders for the purpose of electing one or more directors to the Board of Directors of the Corporation, any such stockholder entitled to vote in such election of directors may make Nominations of one or more individuals (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, if the stockholder’s notice required by Section 1.12(c)(1) shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation in accordance with Section 1.12(c)(1)(E).

(c) Stockholder Nominations and Business. For Nominations and Business to be properly brought before an annual meeting by a stockholder pursuant to Section 1.12(a)(3), (x) the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation in compliance with this Section 1.12 and the requirements of Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (y) the stockholder must have complied with the procedures stated in these Bylaws, and (z) any such proposed Business must constitute a proper matter for stockholder action in accordance with the Corporation’s Certificate of Incorporation, these Bylaws, and applicable law. For Nominations to be properly brought before a Special Meeting by a stockholder pursuant to Section 1.12(b)(2), (x) the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation in compliance with this Section 1.12 and the requirements of Rule 14a-19 under the Exchange Act and (y) the stockholder must have complied with the procedures stated in these Bylaws.

(1) Stockholder Nominations.

(A) Only individual(s) subject to a Nomination made in compliance with the procedures set forth in this Section 1.12 shall be eligible for election at an annual or special meeting of stockholders of the Corporation, and any individual(s) subject to a Nomination not made in compliance with this Section 1.12 shall not be considered nor acted upon at such meeting of stockholders.

(B) For Nominations to be properly brought before an annual or special meeting of stockholders of the Corporation by a stockholder pursuant to Section 1.12(a)(3)or Section 1.12(b)(2), respectively, (i) the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation at the principal executive offices of the Corporation pursuant to this Section 1.12 and the requirements of Rule 14a-19 under the Exchange Act and (ii) the stockholder must have complied with the procedures stated in these Bylaws. To be timely, the stockholder’s notice must be delivered to the Secretary of the Corporation as provided in Section 1.12(c)(1)(C) or Section 1.12(c)(1)(D), in the case of an annual meeting of stockholders of the Corporation, and Section 112(c)(1)(E), in the case of a Special Meeting of stockholders of the Corporation, respectively.

(C) In the case of an annual meeting of stockholders of the Corporation, to be timely, any Nomination made pursuant to Section 1.12(a)(3) shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting (provided, however, that in the event that the date of the current annual meeting is more than thirty (30) days before or after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such current annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the fifth (5th) day following the day on which public announcement of the date of such meeting is first made by the Corporation). In No event shall the public announcement of an adjournment or postponement of an annual meeting of stockholders of the Corporation commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

(D) Notwithstanding Section 1.12(c)(1)(C). in the event that the number of directors to be elected to the Board of Directors of the Corporation at an annual meeting of stockholders of the Corporation is increased and there is No public announcement by the Corporation naming the nominees for the additional directorships at least one hundred (100) days prior to the first anniversary of the date of the preceding year’s annual meeting, the stockholder’s notice required by this Section 1.12 shall also be considered timely, but only with respect to nominees for the additional directorships, if it shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not later than the close of business on the fifth (5th) day following the day on which such public announcement of additional directorships is first made by the Corporation.

(E) In the case of a Special Meeting of stockholders of the Corporation, to be timely, any Nomination made pursuant to Section 1.12(b)(2) shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not earlier than the close of business on the one hundred twentieth (120th) day prior to such Special Meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such special meeting or the fifth (5th) day following the day on which public announcement is first made of the date of such Special Meeting and of the nominees proposed by the Board of Directors of the Corporation to be elected at such Special Meeting. In No event shall the public announcement of an adjournment or postponement of a Special Meeting of stockholders of the Corporation commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

(F) A stockholder’s notice of Nomination(s) pursuant to Section 1.12(a)(3)or Section 1.12(b)(2) shall set forth: (i) as to any Nomination to be made by such stockholder, (a) all information relating to the individual subject to such Nomination that is required to be disclosed in opposition proxy statements for election of directors filed and disseminated by dissident or insurgent stockholders, at their own expense, in a contested election, or is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Exchange Act, without regard to the application of the Exchange Act to either the Nomination or the Corporation, (b) a description of all relationships, including, but not limited to, any agreements or understandings between the proposed nominee and the stockholder giving the notice, (c) a representation and agreement from the proposed nominee that (A) he or she is not, and will not become, a party to any arrangement or understanding not disclosed to the Corporation with any person or entity with respect to (I) how the proposed nominee, if elected as a director, will vote on any issue or question or (II) any direct or indirect compensation, reimbursement, or indemnification in connection with his or her service or action as a director, and (B) if elected as a director of the Corporation, he or she will comply with all applicable corporate governance, conflict of interest, confidentiality, stock ownership and trading and other policies and guidelines of the Company applicable to all directors and in effect during such person’s time in office as a director (and, if requested by any proposed nominee, the Secretary of the Corporation shall provide such proposed nominee all such policies and guidelines then in effect), (d) a fully completed and executed director questionnaire in the form required by the Corporation (which form will be provided by the Corporation upon request of a stockholder of record), and (e) such individual’s written consent to being named in a proxy statement as a nominee and to serving as a director if elected; and (ii) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the Nomination is made (a) the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owner, the class, series, and number of shares of capital stock of the Corporation which are beneficially owned, within the meaning of Rule 13d-1 (or any successor thereto) promulgated under the Exchange Act, and/or of record by such stockholder and such beneficial owner and(b) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and such stockholder (or a qualified representative of the stockholder) intends to appear in person or by proxy at the meeting to propose such Nomination and (c) any other information related to the stockholder or beneficial owner that would be required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitation of proxies for the election of directors in a contested election under Section 14 of the Exchange Act and the rules and regulations thereunder.

(G) Stockholders providing notice and, as applicable, the proposed nominee for election as a director, must update and supplement the notice to the Corporation, if necessary, so that the information provided or required to be provided in such notice or accompany such notice in accordance with this Section 1.12 will be true and correct (1) as of the record date for stockholders entitled to vote at the meeting of stockholders and (2) as of the day that is ten (10) business days prior to the meeting or any adjournment thereof.

(H) Notwithstanding the foregoing provisions of this Section 1.12, a stockholder must also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters addressed in this Section 1.12. The stockholder’s notice must include a representation as to whether the noticing stockholder intends to, or is part of a group that intends to, solicit proxies in support of director nominees other than the Corporation’s nominees in accordance with Rule 14a-19 under the Exchange Act. A stockholder that provides notice in accordance with Rule 14a-19 under the Exchange Act must deliver to the secretary of the Corporation, no later than five (5) business days prior to the applicable meeting date, certification and reasonable evidence that the noticing stockholder has (i) filed a definitive proxy statement with the Securities and Exchange Commission in accordance with Rule 14a-19(a)(2) under the Exchange Act; (ii) solicited or intends to solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of the directors, and has included or will include a statement to that effect in the proxy statement or form of proxy in accordance with Rule 14a-19(a)(3) under the Exchange Act; and (iii) complied in all other respects with the requirements of Regulation 14A under the Exchange Act, including the requirements of Rule 14a-19. Unless otherwise required by law, if any stockholder (i) provides notice in accordance with Rule 14a-19 under the Exchange Act and (ii) subsequently fails to comply with any requirements of Rule 14a-19 under the Exchange Act or any other rules or regulations thereunder, then the Corporation will disregard any proxies or votes solicited for the nominees proposed by that noticing stockholder and the nomination will be disregarded.

(I) To be eligible to be a nominee for initial election as a director of the Corporation, a person must deliver (in accordance with the time periods prescribed for delivery of notice in compliance with this Section 1.12) to the Secretary of the Corporation at the principal executive offices of the Corporation, a written questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the Secretary upon written request) and a written representation and agreement (in the form provided by the Secretary upon written request) that such person:

(i) is not and will not become a party to (a) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or (b) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Corporation, with such person’s fiduciary duties under applicable law;

(ii) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein;

(iii) is not and will not become a party to any Derivative Securities Agreement (as defined below) that has not been disclosed to the Corporation; and

(iv) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Corporation, and will comply with, applicable law and all applicable publicly disclosed corporate governance, business conduct, ethics, conflict of interest, corporate opportunities, confidentiality and stock ownership and trading policies and guidelines of the Corporation.

In addition, the Corporation may request any individual subject to Nomination to furnish such other information as may reasonably be required by the Corporation to determine the qualifications of such individual to serve as a director of the Corporation, including any information required to be provided to the United States Department of Defense (“DoD”) pursuant to the terms of the Special Board Resolution (the “Special Board Resolution”) adopted by the Board of Directors on February 1, 2023 in coordination with the Defense Counterintelligence Security Agency (“DCSA”), as set forth under Article 2 of these Bylaws.

(2) Stockholder Business.

(A) Only such Business shall be conducted at an annual or special meeting of stockholders of the Corporation as shall have been brought before such meeting in strict compliance with the procedures set forth in this Section 1.12, and any Business not brought in strict accordance with this Section 1.12 shall not be considered nor acted upon at such meeting of stockholders; provided, however, that if the Business is otherwise a proper subject of a stockholder proposal under Rule 14a-8 (or any successor thereto) promulgated under the Exchange Act (“Rule 14a-8”), the notice requirements of this Section 1.12(c)(2)with respect to such Business shall be deemed satisfied by a stockholder if the stockholder has notified the Corporation of his, her, or its intention to present such Business at an annual meeting of stockholders of the Corporation in accordance with Rule 14a-8, and such Business has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting.

(B) In the case of an annual meeting of stockholders of the Corporation, to be timely, any such written notice of a proposal of Business pursuant to Section 1.12(a)(3) shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting (provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th)day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the fifth (5th) day following the day on which public announcement of the date of such meeting is first made by the Corporation). In No event shall the public announcement of an adjournment or postponement of an annual meeting of stockholders of the Corporation commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

(C) A stockholder’s notice of a proposal of Business pursuant to Section 1.12(a)(3) shall set forth: (i) as to the Business proposed by such stockholder, a brief description of the Business desired to be brought before the meeting, the text of the proposal or Business (including the text of any resolutions proposed for consideration and in the event that such Business includes a proposal to amend the Bylaws of the Corporation, the language of the proposed amendment), the reasons for conducting such Business at the meeting and any material interest in such Business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (ii) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the Business proposal is made (a) the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owner, (b) the class, series, and number of shares of capital stock of the Corporation which are owned beneficially and/or of record by such stockholder and such beneficial owner, (c) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and such stockholder (or a qualified representative of such stockholder) intends to appear in person or by proxy at the meeting to propose such Business, and (d) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (1) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposed Business and/or (2) otherwise to solicit proxies from stockholders of the Corporation in support of such Business.

(d) General.

(1) Except as otherwise provided by law, the presiding officer of the meeting of stockholders of the Corporation shall have the power and duty (A) to determine whether a Nomination or Business proposed to be brought before such meeting was made or proposed in accordance with the procedures set forth in this Section 1.12 and (B) if any proposed Nomination or Business was not made or proposed in compliance with this Section 1.12 , to declare that such Nomination or Business shall be disregarded or that such proposed Nomination or Business shall not be considered or transacted. Notwithstanding the foregoing provisions of this Section 1.12, if the stockholder (or a qualified representative of such stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a Nomination or Business, such Nomination or Business shall be disregarded and such Nomination or Business shall not be considered or transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation.

(2) For purposes of this Section 1.12, “public announcement” shall mean the first public disclosure by the Corporation in a press release reported by the Dow Jones News Service, Associated Press, or comparable national news service, or disclosed by the Corporation in a document publicly filed by the Corporation with the Securities and Exchange Commission.

(3) For purposes of this Section 1.12, “Derivative Securities Arrangement” means any agreement, commitment, plan, understanding, or other arrangement entered into by any person (or such person’s affiliates or associates), which gives any person (or such person’s affiliates or associates) an economic right or interest determined, in whole or in part, by reference to the value or price of any of the Corporation’s securities, without regard to whether (A) such Derivative Securities Arrangement conveys any voting rights in such securities to any person (or such person’s affiliates or associates), (B) the Derivative Securities Arrangement is required to be, or is capable of being, settled through delivery of cash or securities, or (C) any person (or such person’s affiliates or associates) may have entered into other transactions that hedge the economic effect of such Derivative Securities Arrangement.

(4) For purposes of this Section 1.12 , (A) an “affiliate” of, or person “affiliated” with, a specified person, is a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified, and (B) an “associate”, when used to indicate a relationship with any person, means (i) a corporation or organization of which such person is an officer or partner or is, directly or indirectly, the beneficial owner of 10 percent or more of any class of equity securities, (ii) any trust or other estate in which such person has a substantial beneficial interest or as to which such person serves as trustee or in a similar capacity, and (iii) any relative or spouse of such person, or any relative of such spouse, who has the same home as such person or who is a director or officer of the Corporation or any of its subsidiaries.

(5) Nothing in this Section 1.12 shall be deemed to affect (A) the rights or obligations, if any, of stockholders of the Corporation to request inclusion of Business proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 (to the extent that the Corporation or such proposals are subject to Rule 14a-8), (B) the rights or obligations, if any, of stockholders to solicit proxies in support of director nominees other than the Corporation’s nominees in accordance with Rule 14a-19, or (C) the rights, if any, of the holders of any series of preferred stock of the Corporation to elect directors pursuant to any applicable provisions of the Certificate of Incorporation.

Article 2
Board of Directors

2.1 Number. The Board of Directors shall consist of at least four (4) but not more than twelve (12) members, the number thereof to be determined from time to time by resolution of the Board of Directors.

2.2 Composition; Qualifications.

During the period that the Special Board Resolution is in force, the following provisions apply to the qualification of the members of the Board of Directors and the Chairperson of the Board of Directors: (i) the Board of Directors will consist of only United States citizens; (ii) each of at least three of the Directors will possess Personnel Security Clearances (“PCLs”) at least to the level of the Contractor’s Facility Security Clearance (“FCL”) and will not be a significant shareholder, director, officer, employee, agent or representative of any persons and foreign entities of concern to the DCSA; and (iii) the Chairperson of the Board of Directors will possess a PCL at least to the level of the Contractor’s FCL.

Except as specifically provided herein, each member of the Board of Directors, however characterized by this Section 2.2, shall have all of the rights, powers, and responsibilities conferred or imposed upon directors of the Corporation by applicable statutes and regulations, and by the Corporation’s Certificate of Incorporation and these Bylaws.

2.3 Staggered Board; Term. The Board of Directors shall be divided into three classes designated Class I, Class II and Class Ill. The number of directors elected to each class shall be as nearly equal in number as possible. Directors shall be assigned to each class in accordance with a resolution or resolutions adopted by the Board of Directors. Each Class I director shall be elected to an initial term to expire at the 2005 annual meeting of stockholders, each Class II director shall be elected to an initial term to expire at the 2006 annual meeting of stockholders; and each Class Ill director shall be elected to an initial term to expire at the 2007 annual meeting of stockholders. Upon the expiration of the initial terms of office for each class of directors, the directors of each class shall be elected for a term of three years to serve until their successors are duly elected and qualified or until their earlier resignation, death or removal from office. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

2.4 Resignation; Removal; Vacancies.

(a) Resignation. Any director may resign at any time upon written notice to the Corporation.

(b) Removal. Subject to this Section 2.4(b), at a special meeting of stockholders called expressly for that purpose, the entire Board of Directors, or any member or members thereof, may be removed, with or without cause, by the affirmative vote of stockholders holding a majority of the shares then entitled to vote at an election for directors of the Corporation. The notice of such Special Meeting must state that the purpose, or one of the purposes, of the meeting is removal of the director or directors, as the case may be.

(c) Vacancies. Any newly created directorship or any vacancy occurring in the Board of Directors for any cause may be filled by a majority of the remaining members of the Board of Directors, although such majority is less than a quorum (provided, however, that such majority must contain an independent Director), or at a meeting of stockholders by those stockholders holding a majority of the outstanding shares of the Corporation; provided, however, that vacancies shall be filled by a plurality of the votes cast at such meeting if the secretary determines that the number of nominees exceeds the number of vacancies to be filled as of the record date for such meeting, and each director so elected shall hold office until the expiration of the term of office of the director whom he has replaced or until his or her successor is elected and qualified.

(d) Nothing herein shall relieve the departing director of any responsibility that the director may have, pursuant to the laws and regulations of the United States, not to disclose classified information or export-controlled information obtained during the course of the director’s service on the Board of Directors, and such responsibility shall not terminate by virtue of the director leaving office. The Corporation’s Facility Security

Officer shall advise the departing director of such responsibility when the director leaves office, but the failure of the Facility Security Officer to so advise the director shall not relieve the director of such responsibility.

2.5 Regular Meetings. Regular meetings of the Board of Directors may be held at such places within or without the State of Delaware and at such times as the Board of Directors may from time to time determine, and if so determined, notices thereof need not be given.

2.6 Special Meetings. Special meetings of the Board of Directors may be held at any time or place within or without the State of Delaware whenever called by the President, any Vice President, the Secretary, or by any member of the Board of Directors. Notice of a special meeting of the Board of Directors shall be given by the person or persons calling the meeting at least twenty-four (24) hours before the special meeting.

2.7 Telephonic Meetings Permitted. Members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting thereof by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 2.7 shall constitute presence in person at such meeting.

2.8 Quorum: Vote Required for Action. At all meetings of the Board of Directors a majority of the whole Board of Directors, which majority must include at least one independent Director, shall constitute a quorum for the transaction of business. Except in cases in which the Certificate of Incorporation or these Bylaws otherwise provide, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

2.9 Organization. Meetings of the Board of Directors shall be presided over by the Chairperson of the Board of Directors, if any, or in his or her absence by the Vice Chairperson of the Board of Directors, if any, or in his or her absence by the President, or in their absence by a Chairperson chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the Chairperson of the meeting may appoint any person to act as secretary of the meeting.

2.10 Informal Action by Directors. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting, without prior notice and without a vote, if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or such committee. Such filing shall be in paper form if such minutes are maintained in paper form and shall be in electronic form if such minutes are maintained in electronic form.

Article 3 Committees

3.1 Committees. The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. Subject to the provisions of this Article 3 , the Board of Directors may designate two or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. With respect to all committees of the Board of Directors, a majority of each such committee, including at least one independent Director, shall be necessary to constitute a quorum of such committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum (provided, however, that such remaining member or members must include an independent Director), may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent permitted by law and to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of

Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all pages which may require it.

3.2 Committee Rules. Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may make, alter, and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article 2 of these Bylaws.

3.3Government Security Committee. During the period that the Special Board Resolution is in effect, the Board of Directors will maintain a Government Security Committee (“GSC”) to provide oversight over the performance of classified contracts and the handling of classified, export-controlled, and controlled unclassified information. GSC members will possess a PCL at least to the level of the Contractor’s FCL and must not be a representative of a foreign interest.

(a) Chairperson of the GSC. The GSC shall designate a Director to serve as Chairperson of the GSC.

(b) Quorum. A majority of the GSC shall be necessary to constitute a quorum.

(c) Secretary. The Chairperson of the GSC shall designate a member to be the Secretary of the GSC. The Secretary’s responsibilities shall include ensuring that all records, journals and minutes of GSC meetings and other documents sent to or received by the GSC are prepared and retained for inspection by the Defense Security Service of the DoD (“DSS”).

(d)Facility Security Officer. A Facility Security Officer shall be appointed by the Corporation and shall be the principal advisor to the GSC concerning the safeguarding of classified information. The Facility Security Officer’s responsibilities shall include the operational oversight of the Corporation’s compliance with the requirements of the National Industrial Security Program Operating Manual (“NISPOM”). The advice and consent of the Chairperson of the GSC is required in selecting the Facility Security Officer. In addition, should the Corporation’s management initiate action to remove the Facility Security Officer from his/her position, the Chairperson of the GSC must be advised of, and consent to, this action.

(e) Technology Control Plan. The members of the GSC shall cause the Corporation to develop and implement a Technology Control Plan (“TCP”). The GSC is authorized to establish the policy for the Corporation’s TCP. The TCP shall prescribe measures to prevent the unauthorized disclosure or export of export-controlled information consistent with applicable U.S. laws and regulations.

(f) Technology Control Officer. A Technology Control Officer (“TCO”) shall be appointed by the Corporation with the advice and consent of the Chairperson of the GSC. The Technology Control Officer shall report to the GSC as its principal advisor concerning the protection of export-controlled information. The Technology Control Officer’s responsibilities shall include the establishment and administration of all intracompany procedures to prevent the unauthorized disclosure or export of export-controlled information and to ensure that the Corporation otherwise complies with the requirements of U.S. export control laws and regulations.

(g) Electronic Communications Plan. The GSC must establish written policies and procedures (“ECP”), cause the Corporation to take necessary action, and maintain oversight to provide assurance to itself and the DSS that electronic communications between the Corporation and its subsidiaries and the Affiliates do not disclose classified information or export-controlled information without proper authorization. The policies and procedures must also provide assurance that electronic communications are not used by any of the Affiliates to exert influence or control over the Corporation’s business or management in a manner that could adversely affect the performance of classified contracts. The ECP must include a detailed network configuration diagram that clearly shows all communications networks and facilities used by the Corporation for the transmission of electronic communications, as defined herein, including without limitation, any computer equipment used for the electronic storage of such communications, and must delineate which networks will be shared and which will be protected from access by any unauthorized person including without limitation each of the Affiliates. The ECP must also include network descriptions addressing firewalls, physical and logical access controls, remote administration, monitoring, maintenance, retention, and the electrical and physical separation of systems and servers, as appropriate.

(h) Classified Discussions. Discussions of classified and export-controlled information by the GSC shall be held in closed sessions and accurate minutes of such meetings shall be kept and shall be made available only to such authorized individuals as are so designated by the GSC.

(i) Briefing. Upon taking office, the GSC members, the Facility Security Officer and the Technology Control Officer shall be briefed by a DSS representative on their responsibilities under the NISPOM, U.S. export control laws and regulations, and the Special Board Resolution.

(j) Compliance with Special Board Resolution. Each member of the GSC, the Facility Security Officer and the Technology Control Officer shall exercise his/her best efforts to ensure that all provisions of the Special Board Resolution are carried out; that the Corporation’s directors, officers, employees, representative and agents comply with the provisions of the Special Board Resolution; and that the DSS is advised of any known violation of, or known attempt to violate, any provision of the Special Board Resolution, appropriate contract provisions regarding security, U.S. export control laws and regulations, and the NISPOM.

3.4 Compensation Committee. The Board of Directors shall establish a Compensation Committee, consisting of at least one independent Director. The Compensation Committee must recommend to the Board of Directors for its review and approval the annual compensation of the Corporation’s key management personnel.

Article 4 Officers

4.1 Executive Officers; Election: Qualifications: Term of Office: Resignation; Removal; Vacancies. The Board of Directors shall elect a Chief Executive Officer, President, Secretary and Treasurer, and it may, if it so determines, choose a Chairperson of the Board of Directors and a Vice Chairperson of the Board of Directors from among its members. The Chairperson of the Board of Directors and the Corporation’s key management personnel must be resident citizens of the United States who have or who are eligible to possess DoD personnel security clearances at the level of the Corporation’s facility security clearances. The Board of Directors may also elect one or more Vice Presidents, one or more Assistant Secretaries, a Treasurer, one or more Assistant Treasurers, and such other officers as the Board of Directors deems necessary. Each such officer shall hold office until the first meeting of the Board of Directors after the annual meeting of stockholders next succeeding his or her election, and until his or her successor is elected and qualified or until his or her earlier resignation or removal. Any officer may resign at any time upon written notice to the Corporation. The Board of Directors may remove any officer with or without cause at any time, but such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation. Any number of offices may be held by the same person. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise may be filled for the unexpired portion of the term by the Board of Directors at any regular or special meeting.

4.2 Powers and Duties of Executive Officers. The officers of the Corporation shall have such powers and duties in the management of the Corporation as may be prescribed by the Board of Directors and, to the extent not so provided, as generally pertain to their respective officers, subject to the control of the Board of Directors. The Board of Directors may require any officer, agent, or employee to give security for the faithful performance of his or her duties.

Article 5 Stock

5.1 Certificates. The Board of Directors, in its discretion, may designate that any one or more of the classes of stock of the Corporation may be represented by uncertificated shares, whether upon original issue, re-issuance, or subsequent transfer. The Board of Directors is authorized to establish procedures for the transfer of such uncertificated shares. For any classes of shares that are not represented by uncertificated shares, every holder of stock of such class shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairperson or Vice Chairperson of the Board of Directors, if any, or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, of the Corporation, certifying the number of shares owned by him or her in the Corporation. Any of or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

5.2 Lost, Stolen or Destroyed Stock Certificates: Issuance of New Certificates. The Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen, or destroyed certificate, or his or her legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft, or destruction of any such certificate or the issuance of such new certificate.

Article 6 Indemnification

6.1 Right to Indemnification. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit, or proceeding, whether civil, criminal, administrative, or investigative (a “proceeding ”), by reason of the fact that he or she or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation or of a partnership, joint venture, trust, enterprise, or nonprofit entity, including service with respect to employee benefit plans (an “indemnitee ”), against all expense, liability, and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) reasonably incurred or suffered by such indemnitee. The Corporation shall be required to indemnify an indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if the initiation of such proceeding (or part thereof) by the indemnitee was authorized by the Board of Directors.

6.2 Prepayment of Expenses. The Corporation shall pay the expenses (including attorneys’ fees) incurred by an indemnitee in defending any proceeding in advance of its final disposition, provided, however, that the payment of expenses incurred by a director or officer in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the director or officer to repay all amounts advanced if it should be ultimately determined that the director or officer is not entitled to be indemnified under this Article or otherwise.

6.3 Claims. If a claim for indemnification or payment of expenses under this Article is not paid in full within sixty (60) days after a written claim therefor by the indemnitee has been received by the Corporation, the indemnitee may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expenses of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the indemnitee was not entitled to the requested indemnification or payment of expenses under applicable law.

6.4 Nonexclusivity of Rights. The rights conferred on any person by this Article 6 shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these Bylaws, agreement, vote of stockholders, or disinterested directors or otherwise.

6.5 Other Indemnification. The Corporation’s obligation, if any, to indemnify any person who was or is serving at its request as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, enterprise, or nonprofit entity shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture, trust, enterprise, or nonprofit enterprise.

6.6 Nature of Indemnification Rights; Amendment or Repeal. Each person who was, is, or becomes a director or officer shall be deemed to have served or to have continued to serve in such capacity in reliance upon the indemnity provided for in this Article 6. All rights to indemnification (and the advancement of expenses) under this Article 6 shall be deemed to be provided by a contract between the Corporation and the person who serves or has served as a director or officer of the Corporation. Such rights shall be deemed to have vested at the time such person becomes or became a director or officer of the Corporation, and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the indemnitee’s heirs, executors, and administrators. Any repeal or modification of the foregoing provisions of this Article 6 shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

6.7 Insurance for Indemnification. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of Section 145 of the Delaware General Corporation Law.

Article 7
Miscellaneous

7.1 Fiscal Year. The fiscal year of the Corporation shall be determined by resolution of the Board of Directors.

7.2 Seal. The corporate seal shall have the name of the Corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors.

7.3 Notices. Except as may otherwise be required by law, the Certificate of Incorporation or these Bylaws, any notice to the Corporation, any stockholder or director must be in writing and may be transmitted by: mail, private carrier or personal delivery; email or other electronic transmission; or telephone, wire or wireless equipment which transmits a facsimile of the notice. Written notice by the Corporation to its stockholders shall be deemed effective when mailed, if mailed with first-class postage prepaid and correctly addressed to the stockholder’s address shown in the Corporation’s current record of stockholders. Except as set forth in the previous sentence, written notice shall be deemed effective at the earliest of the following: (a) when received;

(b) five (5) days after its deposit in the United States mail, as evidenced by the postmark, if mailed with first-class postage, prepaid and correctly addressed; (c) on the date shown on the return receipt, if sent by registered or certified mail, return receipt requested, and receipt is signed by or on behalf of the addressee; or

(d) if sent to a stockholder’s email address, telephone number, or other number appearing on the records of the Corporation, when dispatched by telephone, facsimile equipment, or other means of electronic transmission.

7.4 Waiver of Notice of Meetings of Stockholders, Directors, and Committees. Any written waiver of notice, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of any regular or special meeting of the stockholders, directors, or members of a committee of directors need be specified in any written waiver of notice.

7.5 Interested Directors; Quorum. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his, her or their votes are counted for such purpose, if: (a) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (b) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (c) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved, or ratified by the Board of Directors, a committee thereof, or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

7.6 Form of Records. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs, or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect the same.

7.7 Amendment of Bylaws.

(a) The provisions of these Bylaws may be amended or repealed by the stockholders at any regular or special meeting of the stockholders the notice for which designates that an amendment or repeal of one or more of such sections is to be considered by an affirmative vote of the stockholders holding a majority of the shares present in person or represented by proxy and entitled to vote thereon. Notwithstanding anything to the contrary contained herein, these Bylaws may not be amended if such amendment would conflict with the terms of the Special Board Resolution. In the event of an inconsistency between these Bylaws and the Special Board Resolution, the Special Board Resolution shall govern.

(b) The Board of Directors shall have the power to amend or repeal the Bylaws of, or adopt new bylaws for, the Corporation. However, any such bylaws, or any alternation, amendment or repeal of the Bylaws, may be subsequently amended or repealed by the stockholders as provided in Article 7, Section 7.7(a) of these Bylaws.

7.8 Exclusive Forum for Certain Litigation. Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, the federal district court for the District of Delaware) shall, to the fullest extent permitted by law, be the sole and exclusive forum for (1) any derivative action or proceeding brought on behalf of the Corporation, (2) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (3) any action arising pursuant to any provision of the Delaware General Corporation Law or the Certificate of Incorporation or these Bylaws (as either may be amended from time to time), or (4) any action asserting a claim governed by the internal affairs doctrine. If any action the subject matter of which is within the scope of this Section 7.8 is filed in a court other than the Court of Chancery of the State of Delaware (or if the Court of Chancery does not have jurisdiction, another state court located within the State of Delaware, or if No state court located within the State of Delaware has jurisdiction, the federal district court for the District of Delaware) (a “Foreign Action”) in the name of any stockholder (including any beneficial owner, within the meaning of Section 13(d) of the Exchange Act), such stockholder shall be deemed to have consented to (a) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce this Section 7.8 and (b) having service of process made upon such stockholder in any such action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.

Appendix D

~~FIFTH~~

SIXTH AMENDED AND RESTATED BYLAWS

OF

TTM TECHNOLOGIES, INC.

Amended on ~~August 3, 2021~~ [●], 2024

Article 1 Stockholders

1.1 Place of Meetings. Meetings of stockholders shall be held at the place, either within or without the State of Delaware, as may be designated by resolution of the Corporation’s board of directors (the “Board of Directors”) from time to time.

1.2 Annual Meetings. Annual meetings of stockholders shall be held at such time and place as determined by the Board of Directors, at which time they shall elect a Board of Directors and transact any other business as may properly be brought before the meeting. The Board of Directors, acting pursuant to a resolution adopted by a majority of the Board of Directors, may cancel, postpone or reschedule any previously scheduled annual meeting at any time, before or after the notice for such meeting has been sent to the stockholders.

1.3 Special Meetings. A special meeting of stockholders (a “Special Meeting”) for any purpose or purposes may be called at any time only by (i) the ~~Chairman~~ Chairperson of the Board of Directors, (ii) the Board of Directors, or (iii) the Secretary of the Corporation (such Special Meetings may not be called by any other person or persons) to be held at such place, date and time as shall be designated in the notice or waiver of notice thereof. Only business within the purposes described in the Corporation’s notice of meeting required by Section 1.4 may be conducted at the Special Meeting. The stockholders may demand a Special Meeting for any purpose or purposes for which such a meeting may lawfully be called by the stockholders holding at least a majority of the shares entitled to vote on the issue or issues proposed to be considered at the Special Meeting by delivering a written demand for such Special Meeting to the Secretary of the Corporation. A demand by stockholders for a Special Meeting must be signed by stockholders holding the requisite number of shares required by the Certificate of Incorporation for a Special Meeting to be demanded by the stockholders and describe each purpose for which the Special Meeting is demanded in sufficient detail so that if the description is used verbatim in a notice of Special Meeting, stockholders entitled to vote at such Special Meeting will upon reading the description be informed as to the purpose or purposes of the Special Meeting. Upon receipt of such a demand which meets the requirements of the Certificate of Incorporation and these Bylaws, the Secretary shall deliver a copy of the demand to each of the directors and, in the normal course, call a Special Meeting as demanded and as provided in these Bylaws. The Board of Directors, acting pursuant to a resolution adopted by a majority of the Board of Directors, may cancel, postpone or reschedule any previously scheduled Special Meeting at any time, before or after the notice for such meeting has been sent to the stockholders.

1.4 Notice of Meetings. Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given (which may be by email or other electronic transmission) which shall state the place, date, and hour of the meeting, and, in the case of a Special Meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the Corporation’s certificate of incorporation (the “Certificate of Incorporation”), or these Bylaws, the written notice of any meeting shall be given no less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the mail, postage prepaid, directed to the stockholder at his or her address as it appears on the records of the Corporation.

1.5 Adjournments. Any meeting of stockholders, annual or special, may be adjourned from time to time by (1) the vote of the holders of a majority of the voting shares present at the meeting either in person or by proxy or (2) the presiding officer of the meeting, to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

1.6 Quorum. Except as otherwise provided by law, the Certificate of Incorporation, or these Bylaws, at each meeting of stockholders the presence in person or by proxy of the holders of shares of stock having a majority of the votes which could be cast by the holders of all outstanding shares of stock entitled to vote at the meeting shall be necessary and sufficient to constitute a quorum. In the absence of a quorum, any meeting of stockholders may be adjourned from time to time by the presiding officer of the meeting or the stockholders so present, by majority vote, in the manner provided in Section 1.5 of these Bylaws, until a quorum shall attend. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

1.7 Organization. Meetings of stockholders shall be presided over by the ~~Chairman~~ Chairperson of the Board of Directors, if any, or in his or her absence by the Vice ~~Chairman~~ Chairperson of the Board of Directors, if any, or in his or her absence by the President, or in his or her absence by a Vice President, or in the absence of the foregoing persons by a ~~chairman~~ Chairperson designated by the Board of Directors, which individual will call meetings of stockholders to order and will act as presiding officer thereof. The Secretary of the Corporation shall act as secretary of the meeting, but in his or her absence the presiding officer of the meeting may appoint any person to act as secretary of the meeting.

1.8 Voting; Proxies. Except as otherwise provided by the Certificate of Incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by such stockholder which has voting power upon the matter in question. Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with the Secretary of the Corporation. Voting at meetings of stockholders need not be by written ballot and need not be conducted by inspectors of election unless so determined by the holders of shares of stock having a majority of the votes which could be cast by the holders of all outstanding shares of stock entitled to vote thereon which are present in person or by proxy at such meeting. At all meetings of stockholders for the election of directors, a nominee for director shall be elected to the Board of Directors if elected by the affirmative vote of a majority of the votes cast with respect to such director by the shares represented and entitled to vote therefor; provided, however, that directors shall be elected by a plurality of the votes cast at any meeting of stockholders for which the secretary determines that the number of nominees exceeds the number of directors to be elected as of the record date for such meeting. If directors are to be elected by a plurality of the votes cast, stockholders shall not be ~~sufficient~~ permitted to ~~elect~~ vote against a nominee. All other elections and questions shall, unless otherwise provided by law, the Certificate of Incorporation, or these Bylaws, be decided by the vote of the holders of shares of stock having a majority of the votes which could be cast by the holders of all shares of stock entitled to vote thereon which are present in person or represented by proxy at the meeting.

1.9 Fixing Date for Determination of Stockholders of Record. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion, or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which record date: (a) in the case of determination of stockholders entitled to vote at any meeting of stockholders or adjournment thereof, shall, unless otherwise required by law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting; and (b) in the case of any other action, shall not be more than sixty (60) days prior to such other action. If No record date is fixed: (i) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and (ii) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

1.10 List of Stockholders Entitled to Vote. The Secretary of the Corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present. Upon the willful neglect or refusal of the directors to produce such a list at any meeting for the election of directors, they shall be ineligible for election to any office at such meeting. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list of stockholders or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

1.11 Action by Consent of Stockholders.

(a) Unless otherwise restricted by the Certificate of Incorporation, any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice, and without a vote, as provided by, and subject to the limitations in, the Certificate of Incorporation and Section 1.11, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and delivered to the Secretary at the principal executive offices of the Corporation. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

(b) In order that the Corporation may determine the stockholders entitled to consent to corporate action without a meeting, the Board of Directors shall fix a record date to determine the stockholders entitled to act by consent, which record date shall not precede the date upon which the resolution fixing such record date is adopted by the Board of Directors, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors.

(c) To the extent stockholders may take action by consent in accordance with the Certificate of Incorporation and the Bylaws, any stockholder of record seeking to have the stockholders authorize or take corporate action by consent shall, by written notice in proper form and delivered to the Secretary at the principal executive offices of the Corporation, request the Board of Directors to fix a record date (such written notice, a “Record Date Request”). To be in proper form, a Record Date Request shall: (a) bear the signature and the date of signature by the stockholder of record submitting such request and (b) include all information required to be set forth in a notice under Section 1.12 as if the action were to be effected at a stockholder meeting. The Board of Directors shall promptly, but in No event later than ten (10) days after the date on which a Record Date Request is received, adopt a resolution fixing the record date to determine the stockholders entitled to act by consent, which date shall not precede the date upon which such resolution is adopted by the Board of Directors and which shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors.

(d) In the event of the delivery, in accordance with Section 1.11 and applicable law, to the Corporation of a written consent or written consents to take corporate action and/or any related revocation or revocations, the Corporation shall appoint one or more Inspectors of Election for the purpose of performing promptly a ministerial review of the validity of the consents and revocations. For the purpose of permitting the Inspector or Inspectors of Election to perform such review, No action by written consent and without a meeting shall be effective until such Inspector or Inspectors have completed their review, determined that the requisite number of valid and unrevoked consents delivered to the Corporation in accordance with Section 1.11 and applicable law have been obtained to authorize or take the action specified in the consents, and certified such determination for entry in the records of the Corporation. Nothing contained herein shall in any way be construed to suggest or imply that the Board of Directors or any stockholder shall not be entitled to contest the validity of any consent or revocation thereof, whether before or after such certification by the Inspector or Inspectors of Election, or to take any other action (including, without limitation, the commencement, prosecution or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation).

(e) No written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated written consent received by the Corporation, a written consent or consents signed by a sufficient number of holders to take such action are delivered to the Corporation in accordance with Section 1.11.

1.12 Notice of Stockholder Business; Nominations.

(a) Annual Meetings of Stockholders. Nominations of one or more individuals to the Board of Directors of the Corporation (each, a “Nomination ,” and more than one, “Nominations”) and the proposal of business other than Nominations (“Business ”) to be considered by the stockholders of the Corporation may be made at an annual meeting of stockholders only (1) pursuant to the Corporation’s notice of meeting or any supplement thereto (provided, however, that reference in the Corporation’s notice of meeting to the election of directors or to the election of members of the Board of Directors of the Corporation who have been nominated by the then-incumbent Board of Directors shall not include or be deemed to include Nominations), (2) by or at the direction of the Board of Directors of the Corporation, or (3) by any stockholder of the Corporation who was a stockholder of record of the Corporation at the time the notice provided for in this Section 1.12 is delivered to the Secretary of the Corporation, who is entitled to vote at the meeting, and who complies with the notice and information requirements set forth in this Section 1.12 .

(b) Special Meetings of Stockholders. Only such Business shall be brought before and conducted at a special meeting of stockholders of the Corporation as shall have been specified the Corporation’s notice of meeting; provided, however, that reference in the Corporation’s notice of meeting to the election of directors or to the election of members of the Board of Directors of the Corporation who have been nominated by the then-incumbent Board of Directors shall not include or be deemed to include Nominations. Nominations may be made at a Special Meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (1) by or at the direction of the Board of Directors of the Corporation or (2) provided that the Board of Directors of the Corporation has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time the notice provided for in this Section 1.12 is delivered to the Secretary of the Corporation, who is entitled to vote at the meeting and upon such election, and who complies with the notice procedures set forth in this Section 1.12. In the event the Corporation calls a Special Meeting of stockholders for the purpose of electing one or more directors to the Board of Directors of the Corporation, any such stockholder entitled to vote in such election of directors may make Nominations of one or more individuals (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, if the stockholder’s notice required by Section 1.12(c)(1) shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation in accordance with Section 1.12(c)(1)(E).

(c) Stockholder Nominations and Business. For Nominations and Business to be properly brought before an annual meeting by a stockholder pursuant to Section 1.12(a)(3), (x) the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation in compliance with this Section 1.12 and the requirements of Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (y) the stockholder must have complied with the procedures stated in these Bylaws, and (z) any such proposed Business must constitute a proper matter for stockholder action in accordance with the Corporation’s Certificate of Incorporation, these Bylaws, and applicable law. For Nominations to be properly brought before a Special Meeting by a stockholder pursuant to Section 1.12(b)(2), (x) the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation in compliance with this Section 1.12 and the requirements of Rule 14a-19 under the Exchange Act and (y) the stockholder must have complied with the procedures stated in these Bylaws.

(1) Stockholder Nominations.

(A) Only individual(s) subject to a Nomination made in compliance with the procedures set forth in this Section 1.12 shall be eligible for election at an annual or special meeting of stockholders of the Corporation, and any individual(s) subject to a Nomination not made in compliance with this Section 1.12 shall not be considered nor acted upon at such meeting of stockholders.

(B) For Nominations to be properly brought before an annual or special meeting of stockholders of the Corporation by a stockholder pursuant to Section 1.12(a)(3) or Section 1.12(b)(2), respectively, (i) the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation at the principal executive offices of the Corporation pursuant to this Section 1.12 and the requirements of Rule 14a-19 under the Exchange Act and (ii) the stockholder must have complied with the procedures stated in these Bylaws. To be timely, the stockholder’s notice must be delivered to the Secretary of the Corporation as provided in Section 1.12(c)(1)(C) or Section 1.12(c)(1)(D), in the case of an annual meeting of stockholders of the Corporation, and Section 112(c)(1)(E), in the case of a Special Meeting of stockholders of the Corporation, respectively.

(C) In the case of an annual meeting of stockholders of the Corporation, to be timely, any Nomination made pursuant to Section 1.12(a)(3) shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting (provided, however, that in the event that the date of the current annual meeting is more than thirty (30) days before or after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such current annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the fifth (5th) day following the day on which public announcement of the date of such meeting is first made by the Corporation). In No event shall the public announcement of an adjournment or postponement of an annual meeting of stockholders of the Corporation commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

(D) Notwithstanding Section 1.12(c)(1)(C). in the event that the number of directors to be elected to the Board of Directors of the Corporation at an annual meeting of stockholders of the Corporation is increased and there is No public announcement by the Corporation naming the nominees for the additional directorships at least one hundred (100) days prior to the first anniversary of the date of the preceding year’s annual meeting, the stockholder’s notice required by this Section 1.12 shall also be considered timely, but only with respect to nominees for the additional directorships, if it shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not later than the close of business on the fifth (5th) day following the day on which such public announcement of additional directorships is first made by the Corporation.

(E) In the case of a Special Meeting of stockholders of the Corporation, to be timely, any Nomination made pursuant to Section 1.12(b)(2) shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not earlier than the close of business on the one hundred twentieth (120th) day prior to such Special Meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such special meeting or the fifth (5th) day following the day on which public announcement is first made of the date of such Special Meeting and of the nominees proposed by the Board of Directors of the Corporation to be elected at such Special Meeting. In No event shall the public announcement of an adjournment or postponement of a Special Meeting of stockholders of the Corporation commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

(F) A stockholder’s notice of Nomination(s) pursuant to Section 1.12(a)(3) or Section 1.12(b)(2) shall set forth: (i) as to any Nomination to be made by such stockholder, (a) all information relating to the individual subject to such Nomination that is required to be disclosed in opposition proxy statements for election of directors filed and disseminated by dissident or insurgent stockholders, at their own expense, in a contested election, or is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the ~~Securities Exchange Act of 1934, as amended (the “~~ Exchange Act~~”)~~, without regard to the application of the Exchange Act to either the Nomination or the Corporation, (b) a description of all relationships, including, but not limited to, any agreements or understandings between the proposed nominee and the stockholder giving the notice, (c) a representation and agreement from the proposed nominee that (A) he or she is not, and will not become, a party to any arrangement or understanding not disclosed to the Corporation with any person or entity with respect to (I) how the proposed nominee, if elected as a director, will vote on any issue or question or (II) any direct or indirect compensation, reimbursement, or indemnification in connection with his or her service or action as a director, and (B) if elected as a director of the Corporation, he or she will comply with all applicable corporate governance, conflict of interest, confidentiality, stock ownership and trading and other policies and guidelines of the Company applicable to all directors and in effect during such person’s time in office as a director (and, if requested by any proposed nominee, the Secretary of the Corporation shall provide such proposed nominee all such policies and guidelines then in effect), (d) a fully completed and executed director questionnaire in the form required by the Corporation (which form will be provided by the Corporation upon request of a stockholder of record), and (~~b~~e) such individual’s written consent to being named in a proxy statement as a nominee and to serving as a director if elected; and (ii) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the Nomination is made (a) the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owner, the class, series, and number of shares of capital stock of the Corporation which are beneficially owned, within the meaning of Rule 13d-1 (or any successor thereto) promulgated under the Exchange Act, and/or of record by such stockholder and such beneficial owner~~, (c~~ and (b) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and such stockholder (or a qualified representative of the stockholder) intends to appear in person or by proxy at the meeting to propose such Nomination~~, and (d)~~ and (c) any other information related to the stockholder or beneficial owner that would be required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitation of proxies for the election of directors in a contested election under Section 14 of the Exchange Act and the rules and regulations thereunder.

(G) Stockholders providing notice and, as applicable, the proposed nominee for election as a director, must update and supplement the notice to the Corporation, if necessary, so that the information provided or required to be provided in such notice or accompany such notice in accordance with this Section 1.12 will be true and correct (1) as of the record date for stockholders entitled to vote at the meeting of stockholders and (2) as of the day that is ten (10) business days prior to the meeting or any adjournment thereof.

(H) Notwithstanding the foregoing provisions of this Section 1.12, a stockholder must also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters addressed in this Section 1.12. The stockholder’s notice must include a representation as to whether the noticing stockholder ~~or the beneficial owner, if any,~~ intends to, or is part of a group ~~which~~ that intends ~~(1)~~ to ~~deliver a proxy statement and/or form of proxy~~, solicit proxies in support of director nominees other than the Corporation’s nominees in accordance with Rule 14a-19 under the Exchange Act. A stockholder that provides notice in accordance with Rule 14a-19 under the Exchange Act must deliver to the secretary of the Corporation, no later than five (5) business days prior to the applicable meeting date, certification and reasonable evidence that the noticing stockholder has (i) filed a definitive proxy statement with the Securities and Exchange Commission in accordance with Rule 14a-19(a)(2) under the Exchange Act; (ii) solicited or intends to solicit the holders of shares representing at least ~~the percentage~~ 67% of the ~~Corporation’s outstanding capital stock required to elect the individual subject to the Nomination, and/or~~ voting power of shares entitled to vote on the election of the directors, and has included or will include a statement to that effect in the proxy statement or form of proxy in accordance with Rule 14a-19(a)(3) under the Exchange Act; and (iii) complied in all other respects with the requirements of Regulation 14A under the Exchange Act, including the requirements of Rule 14a-19. Unless otherwise required by law, if any stockholder (~~2~~i) ~~otherwise to solicit proxies from stockholders of the Corporation in support of such Nomination~~ provides notice in accordance with Rule 14a-19 under the Exchange Act and (ii) subsequently fails to comply with any requirements of Rule 14a-19 under the Exchange Act or any other rules or regulations thereunder, then the Corporation will disregard any proxies or votes solicited for the nominees proposed by that noticing stockholder and the nomination will be disregarded.

(~~G~~I) To be eligible to be a nominee for initial election as a director of the Corporation, a person must deliver (in accordance with the time periods prescribed for delivery of notice in compliance with this Section 1.12) to the Secretary of the Corporation at the principal executive offices of the Corporation, a written questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the Secretary upon written request) and a written representation and agreement (in the form provided by the Secretary upon written request) that such person:

(i) is not and will not become a party to (a) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or (b) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Corporation, with such person’s fiduciary duties under applicable law;

(ii) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein;

(iii) is not and will not become a party to any Derivative Securities Agreement (as defined below) that has not been disclosed to the Corporation; and

(iv) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Corporation, and will comply with, applicable law and all applicable publicly disclosed corporate governance, business conduct, ethics, conflict of interest, corporate opportunities, confidentiality and stock ownership and trading policies and guidelines of the Corporation.

In addition, the Corporation may request any individual subject to Nomination to furnish such other information as may reasonably be required by the Corporation to determine the qualifications of such individual to serve as a director of the Corporation, including any information required to be provided to the United States Department of Defense (“DoD”) pursuant to the terms of the Special ~~Security Agreement~~ Board Resolution (the “Special ~~Security Agreement~~ Board Resolution”) adopted by ~~and among Mr. Tang Hsiang Chien; Su Sih (BVI) Limited, a private limited liability company organized under~~ the ~~laws~~ Board of ~~the British Virgin Islands; the Corporation; and the DoD~~ Directors on February 1, 2023 in coordination with the Defense Counterintelligence Security Agency (“DCSA”), as set forth under Article 2 of these Bylaws.

(2) Stockholder Business.

(A) Only such Business shall be conducted at an annual or special meeting of stockholders of the Corporation as shall have been brought before such meeting in strict compliance with the procedures set forth in this Section 1.12 , and any Business not brought in strict accordance with this Section 1.12 shall not be considered nor acted upon at such meeting of stockholders; provided, however, that if the Business is otherwise a proper subject of a stockholder proposal under Rule 14a-8 (or any successor thereto) promulgated under the Exchange Act (“Rule 14a-8 ”), the notice requirements of this Section 1.12(c)(2) with respect to such Business shall be deemed satisfied by a stockholder if the stockholder has notified the Corporation of his, her, or its intention to present such Business at an annual meeting of stockholders of the Corporation in accordance with Rule 14a-8, and such Business has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting.

(B) In the case of an annual meeting of stockholders of the Corporation, to be timely, any such written notice of a proposal of Business pursuant to Section 1.12(a)(3) shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting (provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th)day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the fifth (5th) day following the day on which public announcement of the date of such meeting is first made by the Corporation). In No event shall the public announcement of an adjournment or postponement of an annual meeting of stockholders of the Corporation commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

(C) A stockholder’s notice of a proposal of Business pursuant to Section 1.12(a)(3) shall set forth: (i) as to the Business proposed by such stockholder, a brief description of the Business desired to be brought before the meeting, the text of the proposal or Business (including the text of any resolutions proposed for consideration and in the event that such Business includes a proposal to amend the Bylaws of the Corporation, the language of the proposed amendment), the reasons for conducting such Business at the meeting and any material interest in such Business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (ii) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the Business proposal is made (a) the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owner, (b) the class, series, and number of shares of capital stock of the Corporation which are owned beneficially and/or of record by such stockholder and such beneficial owner, (c) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and such stockholder (or a qualified representative of such stockholder) intends to appear in person or by proxy at the meeting to propose such Business, and (d) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (1) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposed Business and/or (2) otherwise to solicit proxies from stockholders of the Corporation in support of such Business.

(d) General.

(1) Except as otherwise provided by law, the presiding officer of the meeting of stockholders of the Corporation shall have the power and duty (A) to determine whether a Nomination or Business proposed to be brought before such meeting was made or proposed in accordance with the procedures set forth in this Section 1.12 and (B) if any proposed Nomination or Business was not made or proposed in compliance with this Section 1.12 , to declare that such Nomination or Business shall be disregarded or that such proposed Nomination or Business shall not be considered or transacted. Notwithstanding the foregoing provisions of this Section 1.12, if the stockholder (or a qualified representative of such stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a Nomination or Business, such Nomination or Business shall be disregarded and such Nomination or Business shall not be considered or transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation.

(2) For purposes of this Section 1.12, “public announcement” shall mean the first public disclosure by the Corporation in a press release reported by the Dow Jones News Service, Associated Press, or comparable national news service, or disclosed by the Corporation in a document publicly filed by the Corporation with the Securities and Exchange Commission.

(3) For purposes of this Section 1.12, “Derivative Securities Arrangement” means any agreement, commitment, plan, understanding, or other arrangement entered into by any person (or such person’s affiliates or associates), which gives any person (or such person’s affiliates or associates) an economic right or interest determined, in whole or in part, by reference to the value or price of any of the Corporation’s securities, without regard to whether (A) such Derivative Securities Arrangement conveys any voting rights in such securities to any person (or such person’s affiliates or associates), (B) the Derivative Securities Arrangement is required to be, or is capable of being, settled through delivery of cash or securities, or (C) any person (or such person’s affiliates or associates) may have entered into other transactions that hedge the economic effect of such Derivative Securities Arrangement.

(4) For purposes of this Section 1.12 , (A) an “affiliate” of, or person “affiliated” with, a specified person, is a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified, and (B) an “associate”, when used to indicate a relationship with any person, means (i) a corporation or organization of which such person is an officer or partner or is, directly or indirectly, the beneficial owner of 10 percent or more of any class of equity securities, (ii) any trust or other estate in which such person has a substantial beneficial interest or as to which such person serves as trustee or in a similar capacity, and (iii) any relative or spouse of such person, or any relative of such spouse, who has the same home as such person or who is a director or officer of the Corporation or any of its subsidiaries.

(5) Nothing in this Section 1.12 shall be deemed to affect (A) the rights or obligations, if any, of stockholders of the Corporation to request inclusion of Business proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 (to the extent that the Corporation or such proposals are subject to Rule 14a-8), (B) the rights or obligations, if any, of stockholders to solicit proxies in support of director nominees other than the Corporation’s nominees in accordance with Rule 14a-19, or (~~B~~C) the rights, if any, of the holders of any series of preferred stock of the Corporation to elect directors pursuant to any applicable provisions of the Certificate of Incorporation.

Article 2
Board of Directors

2.1 Number. The Board of Directors shall consist of at least four (4) but not more than twelve (12) members, the number thereof to be determined from time to time by resolution of the Board of Directors.

2.2 Composition; Qualifications.

~~(a)~~ During the period that the Special ~~Security Agreement~~ Board Resolution is in force, the ~~Board of Directors shall be comprised of the~~ following~~:~~

~~(i) at least three directors who (1) are competent, independent and disinterested (as such terms are defined in the Special Security Agreement); (2) are approved in advance by the DSS; and (3) agree to undertake best efforts (as such term is defined in the Special Security Agreement) in~~ provisions apply to the qualification of the ~~exercise~~ members of ~~his or her duties and authorities under the Special Security Agreement (each an “Outside Director ”), except as otherwise allowed by the DoD;~~

~~(ii) at least one director of the Corporation who is also an officer of the Corporation with a personnel security clearance (an “Officer/Director ”); and~~

~~(iii) No more than one director who is neither an Officer/Director nor an Outside Director (an “Inside Director ”), except as otherwise allowed by the DoD; provided, however, that the number~~ the Board of Directors and the Chairperson of the Board of ~~Outside~~ Directors ~~on~~: (i) the Board of Directors ~~must exceed~~ will consist of only United States citizens; (ii) each of at least three of the ~~number of Inside~~ Directors~~.~~

~~For purposes of determining a director’s classification as an Inside Director, any director who is also a member~~ will possess Personnel Security Clearances (“PCLs”) at least to the level of the Contractor’s Facility Security Clearance (“FCL”) and will not be a significant shareholder, director, officer, employee, agent or representative of any ~~member~~ persons and foreign entities of concern to the ~~Affiliates (as such term is defined in the Special Security Agreement) shall be deemed to be an Inside Director, except as otherwise allowed by~~ DCSA; and (iii) the Chairperson of the Board of Directors will possess a PCL at least to the level of the ~~DoD~~ Contractor’s FCL.

Except as specifically provided herein, each member of the Board of Directors, however characterized by this Section 2.2, shall have all of the rights, powers, and responsibilities conferred or imposed upon directors of the Corporation by applicable statutes and regulations, and by the Corporation’s Certificate of Incorporation and these Bylaws.

~~(b) During the period that the Special Security Agreement is in force, all directors of the Corporation shall meet the following requirements:~~

~~(i) Officer/Directors and Outside Directors shall be resident citizens of the United States and have or be eligible to have DoD personnel security clearances at the level of the Corporation’s facility security clearance.~~

~~(ii) Outside Directors shall be approved in advance and in writing by the Defense Security Service of the DoD (“DSS”) as satisfying the appropriate DoD personnel security requirements and the applicable provisions of the Special Security Agreement.~~

~~(iii) An Inside Director, in his or her capacity as a director of the Corporation, is not eligible for a DoD personnel security clearance, regardless of his or her citizenship, and he or she shall be formally excluded from access to classified information by resolution of the Board of Directors.~~

2.3 Staggered Board; Term. The Board of Directors shall be divided into three classes designated Class I, Class II and Class Ill. The number of directors elected to each class shall be as nearly equal in number as possible. Directors shall be assigned to each class in accordance with a resolution or resolutions adopted by the Board of Directors. Each Class I director shall be elected to an initial term to expire at the 2005 annual meeting of stockholders, each Class II director shall be elected to an initial term to expire at the 2006 annual meeting of stockholders; and each Class Ill director shall be elected to an initial term to expire at the 2007 annual meeting of stockholders. Upon the expiration of the initial terms of office for each class of directors, the directors of each class shall be elected for a term of three years to serve until their successors are duly elected and qualified or until their earlier resignation, death or removal from office. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

2.4 Resignation; Removal; Vacancies.

(a) Resignation. Any director may resign at any time upon written notice to the Corporation.

(b) Removal. ~~At~~ Subject to this Section 2.4(b), at a special meeting of stockholders called expressly for that purpose, the entire Board of Directors, or any member or members thereof, may be removed, ~~(i) only for~~ with or without cause, by the affirmative vote ~~for removal of a specific director by~~ of stockholders holding a majority of the shares then entitled to vote at an election for directors of the Corporation~~, voting as a single voting group, and (ii) subject to this Section 2.4(b)~~ . The notice of such Special Meeting must state that the purpose, or one of the purposes, of the meeting is removal of the director or directors, as the case may be. ~~If a director is removed in accordance with this Section 2.4(b) during the period that the Special Security Agreement is in force, the removal of an Outside Director shall not become effective until that director, the Corporation, and the DSS have been notified, the DSS provides written notice stating No objection, and a successor who is qualified to become an Outside Director within the terms of the Special Security Agreement has been nominated by the Board of Directors and has been approved by the DSS. The Facility Security Officer of the Corporation shall provide written notice to the DSS of the removal of an Outside Director at least twenty (20) days prior to the proposed removal date. Notwithstanding the foregoing, however, if immediate removal of an Outside Director is deemed necessary to prevent the actual or possible violation of any statute or regulation, or actual or possible damage to the Corporation, the Outside Director may be removed at once, provided that DSS shall be notified in writing prior to or concurrently with such removal.~~

(c) Vacancies. Any newly created directorship or any vacancy occurring in the Board of Directors for any cause may be filled by a majority of the remaining members of the Board of Directors, although such majority is less than a quorum (provided, however, that such majority must contain an ~~Outside~~ independent Director), or at a meeting of stockholders by those stockholders holding a majority of the outstanding shares of the Corporation; provided, however, that vacancies shall be filled by a plurality of the votes cast ~~at a meeting of stockholders~~ at such meeting if the secretary determines that the number of nominees exceeds the number of vacancies to be filled as of the record date for such meeting, and each director so elected shall hold office until the expiration of the term of office of the director whom he has replaced or until his or her successor is elected and qualified. ~~In the event of any vacancy on the Board of Directors during the period that the Special Security Agreement is in force, however occurring, the Corporation shall give prompt notice of such vacancy to the DSS through its Facility Security Officer, and any Outside Director vacancy shall be filled promptly. In the event of a vacancy due to an Outside Director’s resignation, death, disability or removal, such vacancy shall not exist for a period of more than ninety (90) days unless the DSS is notified of the delay. During the period that the Special Security Agreement is in force, appointments of new or replacement directors shall not become final until approved by the DSS.~~

(d) ~~Except as provided by this Section 2.4(d), the obligation of a director to abide by and enforce the Special Security Agreement shall terminate when the director leaves office, but nothing~~ Nothing herein shall relieve the departing director of any responsibility that the director may have, pursuant to the laws and regulations of the United States, not to disclose classified information or export-controlled information ~~(as such term is defined in the Special Security Agreement)~~ obtained during the course of the director’s service on the Board of Directors, and such responsibility shall not terminate by virtue of the director leaving office. The Corporation’s Facility Security Officer shall advise the departing director of such responsibility when the director leaves office, but the failure of the Facility Security Officer to so advise the director shall not relieve the director of such responsibility.

2.5 Regular Meetings. Regular meetings of the Board of Directors may be held at such places within or without the State of Delaware and at such times as the Board of Directors may from time to time determine, and if so determined, notices thereof need not be given.

2.6 Special Meetings. Special meetings of the Board of Directors may be held at any time or place within or without the State of Delaware whenever called by the President, any Vice President, the Secretary, or by any member of the Board of Directors. Notice of a special meeting of the Board of Directors shall be given by the person or persons calling the meeting at least twenty-four (24) hours before the special meeting.

2.7 Telephonic Meetings Permitted. Members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting thereof by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 2.7 shall constitute presence in person at such meeting.

2.8 Quorum: Vote Required for Action. At all meetings of the Board of Directors a majority of the whole Board of Directors, which majority must include at least one ~~Outside~~ independent Director, shall constitute a quorum for the transaction of business. Except in cases in which the Certificate of Incorporation or these Bylaws otherwise provide, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

2.9 Organization. Meetings of the Board of Directors shall be presided over by the ~~Chairman~~ Chairperson of the Board of Directors, if any, or in his or her absence by the Vice ~~Chairman~~ Chairperson of the Board of Directors, if any, or in his or her absence by the President, or in their absence by a ~~chairman~~ Chairperson chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the ~~chairman~~ Chairperson of the meeting may appoint any person to act as secretary of the meeting.

2.10 Informal Action by Directors. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting, without prior notice and without a vote, if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or such committee. Such filing shall be in paper form if such minutes are maintained in paper form and shall be in electronic form if such minutes are maintained in electronic form.

Article 3 Committees

3.1 Committees. The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. Subject to the provisions of this Article 3, the Board of Directors may designate two or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. With respect to all committees of the Board of Directors, a majority of each such committee, including at least one ~~Outside~~ independent Director, shall be necessary to constitute a quorum of such committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum (provided, however, that such remaining member or members must include an ~~Outside~~ independent Director), may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent permitted by law and to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all pages which may require it.

3.2 Committee Rules. Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may make, alter, and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article 2 of these Bylaws.

3.3 Government Security Committee. ~~The~~ During the period that the Special Board Resolution is in effect, the Board of Directors ~~shall designate~~ will maintain a Government Security Committee (“GSC”)~~, consisting of all Outside Directors and Officer/Directors to cause the Corporation to maintain policies and procedures to safeguard~~ to provide oversight over the performance of classified contracts and the handling of classified ~~information and~~, export~~•~~ -controlled, and controlled unclassified information ~~entrusted to the Corporation and~~, GSC members will possess a PCL at least to ~~ensure that~~ the ~~Corporation complies with the DoD Security Agreement (DD Form 441 or its successor form), the Special Security Agreement, appropriate contract provisions regarding security, U.S. export control laws and regulations and the National Industrial Security Program Operating Manual (“NISPOM”)~~ level of the Contractor’s FCL and must not be a representative of a foreign interest.

(a) ~~Chairman~~ Chairperson of the GSC. The GSC shall designate ~~an Outside~~ a Director to serve as ~~Chairman~~ Chairperson of the GSC.

(b) Quorum. A majority of the GSC shall be necessary to constitute a quorum.

(c) Secretary. The ~~Chairman~~ Chairperson of the GSC shall designate a member to be the Secretary of the GSC. The Secretary’s responsibilities shall include ensuring that all records, journals and minutes of GSC meetings and other documents sent to or received by the GSC are prepared and retained for inspection by the Defense Security Service of the DoD (“DSS”).

~~(d) Compliance with Special Security Agreement. The members of the GSC shall exercise their best efforts to ensure the implementation within the Corporation of all procedures, organizational matters and other aspects pertaining to the security and safeguarding of classified and export-controlled information called for in the Special Security Agreement, including the exercise of appropriate oversight and monitoring of the Corporation’s operations to ensure that the protective measures contained in the Special Security Agreement are effectively maintained and implemented.~~

~~(e~~

(d) Facility Security Officer. A Facility Security Officer shall be appointed by the Corporation and shall be the principal advisor to the GSC concerning the safeguarding of classified information. The Facility Security Officer’s responsibilities shall include the operational oversight of the Corporation’s compliance with the requirements of the National Industrial Security Program Operating Manual (“NISPOM”). The advice and consent of the ~~Chairman~~ Chairperson of the GSC is required in selecting the Facility Security Officer. In addition, should the Corporation’s management initiate action to remove the Facility Security Officer from his/her position, the ~~Chairman~~ Chairperson of the GSC must be advised of, and consent to, this action.

(~~f~~e) Technology Control Plan. The members of the GSC shall cause the Corporation to develop and implement a Technology Control Plan (“TCP”)~~, which shall be subject to inspection by the DSS No later than forty-five (45) calendar days following the execution of the Special Security Agreement~~. The GSC is authorized to establish the policy for the Corporation’s TCP. The TCP shall prescribe measures to prevent the unauthorized disclosure or export of export-controlled information consistent with applicable U.S. laws and regulations.

(~~g~~f) Technology Control Officer. A Technology Control Officer (“TCO”) shall be appointed by the Corporation with the advice and consent of the ~~Chairman~~ Chairperson of the GSC. The Technology Control Officer shall report to the GSC as its principal advisor concerning the protection of export-controlled information. The Technology Control Officer’s responsibilities shall include the establishment and administration of all intracompany procedures to prevent the unauthorized disclosure or export of export-controlled information and to ensure that the Corporation otherwise complies with the requirements of U.S. export control laws and regulations.

(~~h~~g) Electronic Communications Plan. The GSC must establish written policies and procedures (“ECP”), cause the Corporation to take necessary action, and maintain oversight to provide assurance to itself and the DSS that electronic communications between the Corporation and its subsidiaries and the Affiliates do not disclose classified information or export-controlled information without proper authorization. The policies and procedures must also provide assurance that ~~“~~electronic communications~~” (as such term is defined in the Special Security Agreement)~~ are not used by any of the Affiliates to exert influence or control over the Corporation’s business or management in a manner that could adversely affect the performance of classified contracts. The ECP must include a detailed network configuration diagram that clearly shows all communications networks and facilities used by the Corporation for the transmission of electronic communications, as defined herein, including without limitation, any computer equipment used for the electronic storage of such communications, and must delineate which networks will be shared and which will be protected from access by any unauthorized person including without limitation each of the Affiliates. The ECP must also include network descriptions addressing firewalls, physical and logical access controls, remote administration, monitoring, maintenance, retention, and the electrical and physical separation of systems and servers, as appropriate.

(~~i~~h) Classified Discussions. Discussions of classified and export-controlled information by the GSC shall be held in closed sessions and accurate minutes of such meetings shall be kept and shall be made available only to such authorized individuals as are so designated by the GSC.

(~~j) Administrative Services. The GSC must cause the Corporation to forebear any administrative services provided by the Affiliates to the Corporation that could circumvent the requirements of the Special Security Agreement. The Corporation must notify the DSS and the GSC of the proposed administrative services to be provided to the Corporation (including its subsidiaries and affiliates) by the Affiliates. Upon the DSS’ confirmation that the identified administrative services are acceptable, the DSS must issue an interim approval for those services. Thereafter, the GSC must certify in writing that it is effectively monitoring the administrative services being provided, and that said administrative services do not allow the Affiliates to control or influence the management or business of the Corporation in violation of the Special Security Agreement. The initial GSC certification referenced in this Section 3.3(j) must be provided to the DSS within forty-five (45) calendar days of the execution of the Special Security Agreement, or in the case of an existing Special Security Agreement, within~~

~~forty-five (45) calendar days of the DSS interim approval referenced above, and subsequent annual GSC certifications must be included in the Corporation’s annual report as provided in the Special Security Agreement. The Affiliates are not authorized to provide any administrative services to the Corporation that have not been reviewed and approved by the DSS in accordance with this Section 3.3(j).~~

~~(k) Use of Technology of the Affiliates. For current or future classified contracts in which the Corporation will use technology products or services of any Affiliate in performance thereof, the Corporation’s management must notify in advance the applicable Government Contracting Activity (“GCA”) regarding the technology products or services that each Affiliate intends to provide under the contract and must obtain the written consent from the applicable GCA approving the provision of such products or services. The GSC has a duty to require the Corporation’s management to so notify the GCA and to ensure that the GCA has been so notified. The GCA’s written statement must be maintained by the Corporation for the duration of the applicable classified contract and must be made available for review by the GSC and the DSS upon request.~~

~~(l~~i) Briefing. Upon taking office, the GSC members, the Facility Security Officer and the Technology Control Officer shall be briefed by a DSS representative on their responsibilities under the NISPOM, U.S. export control laws and regulations, and the Special ~~Security Agreement~~ Board Resolution.

(~~m~~j) Compliance with Special ~~Security Agreement~~ Board Resolution. Each member of the GSC, the Facility Security Officer and the Technology Control Officer shall exercise his/her best efforts to ensure that all provisions of the Special ~~Security Agreement~~ Board Resolution are carried out; that the Corporation’s directors, officers, employees, representative and agents comply with the provisions of the Special ~~Security Agreement~~ Board Resolution; and that the DSS is advised of any known violation of, or known attempt to violate, any provision of the Special ~~Security Agreement~~ Board Resolution, appropriate contract provisions regarding security, U.S. export control laws and regulations, and the NISPOM.

~~(n) Certificate. Each member of the GSC shall execute, for delivery to the DSS, upon accepting his/her appointment, and thereafter at each annual meeting between the GSC and the DSS, as established by the Special Security Agreement, a certificate acknowledging: (1) the protective security measures taken by the Corporation to implement the Special Security Agreement; and (2) that the U.S. Government has placed its reliance on him/her as a United States citizen and as the holder of a personnel security clearance to exercise his/her best efforts to ensure compliance with the terms of the Special Security Agreement and the NISPOM. Each member of the GSC shall further acknowledge his/her agreement to be bound by and to accept his/her responsibilities under the Special Security Agreement.~~

~~(o) Obligations and Certification of Cleared Officers.~~

~~(1) Each officer of the Corporation with a personnel security clearance shall exercise his/her best efforts to ensure that the terms and conditions of the Special Security Agreement are complied with by the parties thereto.~~

~~(2) Upon effective date of the Special Security Agreement and annually thereafter, each such officer shall execute a certificate for delivery to the DSS: (A) acknowledging the protective security measures taken by the Corporation to implement the Special Security Agreement; and (B) acknowledging that the U.S. Government has placed its reliance on him/her as a resident citizen of the United States, and as a holder of a personnel security clearance, to exercise his/her best efforts to ensure compliance with the terms and conditions of the Special Security Agreement by the parties thereto.~~

~~(p) Obligations and Certification of Inside Director.~~

~~(1) An Inside Director shall:~~

~~(A) be denied access to classified information entrusted to the Corporation. Access to export-controlled information entrusted to the Corporation is prohibited except as permissible under the NISPOM and applicable United States Government laws and regulations;~~

~~(B) refrain from taking any action to control or influence the Corporation’s performance on classified contracts, its participation in classified programs, or its policies concerning the security of classified information and export-controlled information;~~

~~(C) neither seek nor accept classified information or export- controlled information entrusted to the Corporation, except as permissible under the NISPOM and applicable U.S. laws and regulations; and~~

~~(D) advise the GSC promptly upon becoming aware of: (i) any violation or attempted violation of the Special Security Agreement or contract provisions regarding industrial security; (ii) any violation or attempted violation of U.S. export control laws or regulations; or (iii) actions inconsistent with the NISPOM or applicable U.S. Government laws or regulations.~~

~~(2) Upon accepting appointment, each Inside Director shall execute, for delivery to the DSS, a certificate affirming such Inside Director’s agreement to be bound by, and acceptance of, the responsibilities imposed by the Special Security Agreement, and further acknowledging and affirming the obligations set forth in Section 3.3(p)(1) above.~~

3.4 Compensation Committee. The Board of Directors shall establish a Compensation Committee, consisting of at least one ~~Outside~~ independent Director. The Compensation Committee must recommend to the Board of Directors for its review and approval the annual compensation of the Corporation’s key management personnel ~~(as such term is defined in the Special Security Agreement)~~.

Article 4 Officers

4.1 Executive Officers; Election: Qualifications: Term of Office: Resignation; Removal; Vacancies. The Board of Directors shall elect a Chief Executive Officer, President, Secretary and Treasurer, and it may, if it so determines, choose a ~~Chairman~~ Chairperson of the Board of Directors and a Vice ~~Chairman~~ Chairperson of the Board of Directors from among its members. The ~~Chairman~~ Chairperson of the Board of Directors and the Corporation’s key management personnel must be resident citizens of the United States who have or who are eligible to possess DoD personnel security clearances at the level of the Corporation’s facility security clearances~~. During the period that the Security Agreement is in force, the Inside Director may not serve as Chairman of the Board~~. The Board of Directors may also elect one or more Vice Presidents, one or more Assistant Secretaries, a Treasurer, one or more Assistant Treasurers, and such other officers as the Board of Directors deems necessary. Each such officer shall hold office until the first meeting of the Board of Directors after the annual meeting of stockholders next succeeding his or her election, and until his or her successor is elected and qualified or until his or her earlier resignation or removal. Any officer may resign at any time upon written notice to the Corporation. The Board of Directors may remove any officer with or without cause at any time, but such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation. Any number of offices may be held by the same person. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise may be filled for the unexpired portion of the term by the Board of Directors at any regular or special meeting.

4.2 Powers and Duties of Executive Officers. The officers of the Corporation shall have such powers and duties in the management of the Corporation as may be prescribed by the Board of Directors and, to the extent not so provided, as generally pertain to their respective officers, subject to the control of the Board of Directors. The Board of Directors may require any officer, agent, or employee to give security for the faithful performance of his or her duties.

Article 5 Stock

5.1 Certificates. The Board of Directors, in its discretion, may designate that any one or more of the classes of stock of the Corporation may be represented by uncertificated shares, whether upon original issue, re-issuance, or subsequent transfer. The Board of Directors is authorized to establish procedures for the transfer of such uncertificated shares. For any classes of shares that are not represented by uncertificated shares, every holder of stock of such class shall be entitled to have a certificate signed by or in the name of the Corporation by the ~~Chairman~~ Chairperson or Vice ~~Chairman~~ Chairperson of the Board of Directors, if any, or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, of the Corporation, certifying the number of shares owned by him or her in the Corporation. Any of or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

5.2 Lost, Stolen or Destroyed Stock Certificates: Issuance of New Certificates. The Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen, or destroyed certificate, or his or her legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft, or destruction of any such certificate or the issuance of such new certificate.

Article 6 Indemnification

6.1 Right to Indemnification. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit, or proceeding, whether civil, criminal, administrative, or investigative (a “proceeding ”), by reason of the fact that he or she or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation or of a partnership, joint venture, trust, enterprise, or nonprofit entity, including service with respect to employee benefit plans (an “indemnitee ”), against all expense, liability, and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) reasonably incurred or suffered by such indemnitee. The Corporation shall be required to indemnify an indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if the initiation of such proceeding (or part thereof) by the indemnitee was authorized by the Board of Directors.

6.2 Prepayment of Expenses. The Corporation shall pay the expenses (including attorneys’ fees) incurred by an indemnitee in defending any proceeding in advance of its final disposition, provided, however, that the payment of expenses incurred by a director or officer in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the director or officer to repay all amounts advanced if it should be ultimately determined that the director or officer is not entitled to be indemnified under this Article or otherwise.

6.3 Claims. If a claim for indemnification or payment of expenses under this Article is not paid in full within sixty (60) days after a written claim therefor by the indemnitee has been received by the Corporation, the indemnitee may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expenses of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the indemnitee was not entitled to the requested indemnification or payment of expenses under applicable law.

6.4 Nonexclusivity of Rights. The rights conferred on any person by this Article 6 shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these Bylaws, agreement, vote of stockholders, or disinterested directors or otherwise.

6.5 Other Indemnification. The Corporation’s obligation, if any, to indemnify any person who was or is serving at its request as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, enterprise, or nonprofit entity shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture, trust, enterprise, or nonprofit enterprise.

6.6 Nature of Indemnification Rights; Amendment or Repeal. Each person who was, is, or becomes a director or officer shall be deemed to have served or to have continued to serve in such capacity in reliance upon the indemnity provided for in this Article 6. All rights to indemnification (and the advancement of expenses) under this Article 6 shall be deemed to be provided by a contract between the Corporation and the person who serves or has served as a director or officer of the Corporation. Such rights shall be deemed to have vested at the time such person becomes or became a director or officer of the Corporation, and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the indemnitee’s heirs, executors, and administrators. Any repeal or modification of the foregoing provisions of this Article 6 shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

6.7 Insurance for Indemnification. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of Section 145 of the Delaware General Corporation Law.

Article 7
Miscellaneous

7.1 Fiscal Year. The fiscal year of the Corporation shall be determined by resolution of the Board of Directors.

7.2 Seal. The corporate seal shall have the name of the Corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors.

7.3 Notices. Except as may otherwise be required by law, the Certificate of Incorporation or these Bylaws, any notice to the Corporation, any stockholder or director must be in writing and may be transmitted by: mail, private carrier or personal delivery; ~~telegraph~~ email or ~~teletype~~ other electronic transmission; or telephone, wire or wireless equipment which transmits a facsimile of the notice. Written notice by the Corporation to its stockholders shall be deemed effective when mailed, if mailed with first-class postage prepaid and correctly addressed to the stockholder’s address shown in the Corporation’s current record of stockholders. Except as set forth in the previous sentence, written notice shall be deemed effective at the earliest of the following: (a) when received; (b) five (5) days after its deposit in the United States mail, as evidenced by the postmark, if mailed with first-class postage, prepaid and correctly addressed; (c) on the date shown on the return receipt, if sent by registered or certified mail, return receipt requested, and receipt is signed by or on behalf of the addressee; or (d) if sent to a stockholder’s email address, telephone number, or other number appearing on the records of the Corporation, when dispatched by ~~telegraph, teletype or~~ telephone, facsimile equipment, or other means of electronic transmission.

7.4 Waiver of Notice of Meetings of Stockholders, Directors, and Committees. Any written waiver of notice, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of any regular or special meeting of the stockholders, directors, or members of a committee of directors need be specified in any written waiver of notice.

7.5 Interested Directors; Quorum. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his, her or their votes are counted for such purpose, if: (a) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (b) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (c) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved, or ratified by the Board of Directors, a committee thereof, or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

7.6 Form of Records. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs, or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect the same.

7.7 Amendment of Bylaws.

(a) ~~Article 1, Sections 1.2(b), 1.3 and 1.12, Article 2, Section 2.2, and Article 7, Section 7.7(a) of these Bylaws may only be amended or repealed at an annual or special meeting of the stockholders the notice for which designates that an amendment or repeal of one or more of such sections is to be considered and then only by an affirmative vote of the stockholders holding 80% of the shares entitled to vote upon such amendment or repeal, voting as a single voting group.~~ The ~~other~~ provisions of these Bylaws may be amended or repealed by the stockholders at any regular or special meeting of the stockholders the notice for which designates that an amendment or repeal of one or more of such sections is to be considered by an affirmative vote of the stockholders holding a majority of the shares present in person or represented by proxy and entitled to vote thereon. Notwithstanding anything to the contrary contained herein, these Bylaws may not be amended if such amendment would conflict with the terms of the Special ~~Security Agreement~~ Board Resolution. In the event of an inconsistency between these Bylaws and the Special ~~Security Agreement~~ Board Resolution, the Special ~~Security Agreement~~ Board Resolution shall govern.

(b) The Board of Directors shall have the power to amend or repeal the Bylaws of, or adopt new bylaws for, the Corporation. However, any such bylaws, or any alternation, amendment or repeal of the Bylaws, may be subsequently amended or repealed by the stockholders as provided in Article 7, Section 7.7(a) of these Bylaws.

7.8 Exclusive Forum for Certain Litigation. Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, the federal district court for the District of Delaware) shall, to the fullest extent permitted by law, be the sole and exclusive forum for (1) any derivative action or proceeding brought on behalf of the Corporation, (2) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (3) any action arising pursuant to any provision of the Delaware General Corporation Law or the Certificate of Incorporation or these Bylaws (as either may be amended from time to time), or (4) any action asserting a claim governed by the internal affairs doctrine. If any action the subject matter of which is within the scope of this Section 7.8 is filed in a court other than the Court of Chancery of the State of Delaware (or if the Court of Chancery does not have jurisdiction, another state court located within the State of Delaware, or if No state court located within the State of Delaware has jurisdiction, the federal district court for the District of Delaware) (a “Foreign Action”) in the name of any stockholder (including any beneficial owner, within the meaning of Section 13(d) of the Exchange Act), such stockholder shall be deemed to have consented to (a) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce this Section 7.8 and (b) having service of process made upon such stockholder in any such action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.

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ELECTRONIC ACCESS TO FUTURE DOCUMENTS If you would like to receive future shareholder communications over the Internet exclusively and no longer receive any material by mail please visit https://equiniti.com/us/ast-access. Click on Shareholder Account Access to enroll. Please enter your account number and tax identification number to log in, then select Receive Company Mailings via E-Mail and provide your e-mail address. TTM TECHNOLOGIES, INC. 200 East Sandpointe, Suite 400 Santa Ana, CA 92707 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS As an alternative to completing this form, you may enter your vote instruction by Internet at WWW.VOTEPROXY.COM and follow the simple instructions. Use the Company Number and Account Number shown on your proxy card. The undersigned hereby appoints Daniel J. Weber as proxy, with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock of TTM Technologies, Inc. held of record by the undersigned on March 13, 2024, at the Annual Meeting of Stockholders to be held virtually at https://web.lumiagm.com/208900745 (password: ttm2024) at 8:30 a.m., Pacific Time, on May 8, 2024, or any adjournment or postponement thereof, and in his discretion upon any other business that may properly come before the meeting (and any such adjournment(s) or postponement(s)). (Continued and to be signed on the reverse side) 14475

ANNUAL MEETING OF STOCKHOLDERS OF TTM TECHNOLOGIES, INC. May 8, 2024 PROXY VOTING INSTRUCTIONS INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. Vote online/phone until 11:59 PM Eastern Time the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. VIRTUALLY AT THE MEETING - The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet, please visit https://web.lumiagm.com/208900745 (password: ttm2024) and be sure to have your control number available. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access. COMPANY NUMBER ACCOUNT NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Meeting, Proxy Statement, and Annual Report are available at https://investors.ttm.com/news-events/annual-stockholders-meeting Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" THE ELECTION OF THE DIRECTOR NOMINEES AND "FOR" PROPOSALS 2, 3, 4, 5, 6, 7, 8, and 9. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. To elect Rex D. Geveden, Pamela B. Jackson and John G. Mayer as class III directors. FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below NOMINEES Rex D. Geveden Pamela B. Jackson John G. Mayer INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: 2. To approve an amendment of our certificate of incorporation to provide for the exculpation of officers as permitted by Delaware law. 3. To approve an amendment of our certificate of incorporation to provide that stockholders may remove any or all directors, with or without cause, as permitted by Delaware law. 4. To approve an amendment of our certificate of incorporation to eliminate the requirement that certain amendments thereto be approved by at least 80% of the outstanding shares of all capital stock. 5. To approve amendments of our bylaws arising from the Special Board Resolution adopted by the Board of Directors in February 2023. 6. To approve amendments of our bylaws to provide (a) modifications to the advance notice requirements applicable to director nominations submitted by stockholders, (b) a majority approval standard for uncontested elections of directors, (c) that stockholders may remove any or all directors, with or without cause, and (d) miscellaneous amendments to our bylaws. 7. To approve an amendment of our bylaws to eliminate the requirement that certain amendments thereto be approved by at least 80% of the shares entitled to vote upon such amendment. 8. To approve, on an advisory, non-binding basis, the compensation of our named executive officers. 9. To ratify the appointment of KPMG LLP as the independent registered public accounting firm for the fiscal year ending December 30, 2024. FOR AGAINST ABSTAIN THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTOR NOMINEES AND "FOR" PROPOSALS 2, 3, 4, 5, 6, 7, 8, AND 9. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. NOTE: IN THEIR DISCRETION, THE PROXY MAY TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.